N-2	Dec. 13, 2024 USD ($)
Cover [Abstract]
Entity Central Index Key	0001976336
Amendment Flag	false
Entity Inv Company Type	N-2
Securities Act File Number	333-283111
Document Type	N-2/A
Document Registration Statement	true
Pre-Effective Amendment	true
Pre-Effective Amendment Number	1
Investment Company Act Registration	false
Entity Registrant Name	Antares Private Credit Fund
Entity Address, Address Line One	320 South Canal Street, Ste 4200
Entity Address, City or Town	Chicago
Entity Address, State or Province	IL
Entity Address, Postal Zip Code	60606
City Area Code	312
Local Phone Number	638-4117
Approximate Date of Commencement of Proposed Sale to Public	As soon as practicable after the effective date of this Registration Statement.
Dividend or Interest Reinvestment Plan Only	false
Delayed or Continuous Offering	true
Primary Shelf [Flag]	false
Effective Upon Filing, 462(e)	false
Additional Securities Effective, 413(b)	false
Effective when Declared, Section 8(c)	false
New Effective Date for Previous Filing	false
Additional Securities. 462(b)	false
No Substantive Changes, 462(c)	false
Exhibits Only, 462(d)	false
Registered Closed-End Fund [Flag]	false
Business Development Company [Flag]	true
Interval Fund [Flag]	false
Primary Shelf Qualified [Flag]	false
Entity Well-known Seasoned Issuer	No
Entity Emerging Growth Company	true
Entity Ex Transition Period	true
New CEF or BDC Registrant [Flag]	true
Fee Table [Abstract]
Shareholder Transaction Expenses [Table Text Block]

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	6.80%	6.80%	6.80%
Other expenses(8)	1.27%	1.27%	1.27%
Total annual expenses	10.17%	9.57%	9.32%
(1)	The Fund will not charge investors an upfront sales load with respect to Class S shares, Class D shares or Class I shares; however, if you buy Class S shares, Class D shares or Class I shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that they limit such charges to a 3.5% cap on NAV for Class S shares, a 2.0% cap on NAV for Class D shares and a 2.0% cap on NAV for Class I shares. Please consult your selling agent for additional information. The Fund has applied for, but not yet obtained, exemptive relief from the SEC to offer multiple classes of Common Shares, and there can be no assurance that such exemptive relief will be granted. Until an exemptive order is granted, the Fund will only offer Class I shares and will not issue Class S or Class D shares.
(2)	Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be subject to a fee of 2.0% of the relevant NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

Other Transaction Expenses [Abstract]
Annual Expenses [Table Text Block]

	Class S	Class D	Class I
	Shares	Shares	Shares
Shareholder transaction expense (fees paid directly from your investment)
Maximum sales load(1)	—%	—%	—%
Maximum Early Repurchase Deduction(2)	2.0%	2.0%	2.0%

Annual expenses (as a percentage of net assets attributable to our Common Shares)(3)
Base management fees(4)	1.25%	1.25%	1.25%
Incentive fees(5)	—%	—%	—%
Shareholder servicing and/or distribution fees(6)	0.85%	0.25%	—%
Interest payment on borrowed funds(7)	6.80%	6.80%	6.80%
Other expenses(8)	1.27%	1.27%	1.27%
Total annual expenses	10.17%	9.57%	9.32%
(3)	Weighted average net assets employed as the denominator for expense ratio computation is $650,000,000. This estimate is based on the assumption that we sell $845 million of our Common Shares in the initial 12-month period of the offering. Actual net assets will depend on the number of Common Shares we actually sell, realized gains/losses, unrealized appreciation/ depreciation and share repurchase activity, if any.
(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month.
(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:
●	The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our Pre-Incentive Fee Net Investment Income Returns (as defined below), for each calendar quarter subject to a 6.0% annualized hurdle rate, with a catch-up.
●	The second part of the incentive is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains, from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5.0% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5.0% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 12.5% of the realized capital gains would be payable. See “Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)	Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Distributor and/or a participating broker: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and (b) for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which Common Shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, as required by exemptive relief that, if granted, will allow us to offer multiple classes of Common Shares, at the end of the month in which the Distributor in conjunction with the Transfer Agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to any single share held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share (or a lower limit as determined by the Distributor or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on either (i) each such share that would exceed such limit or (ii) all Class S shares and Class D shares in such shareholder’s account. We may modify this requirement if permitted by applicable exemptive relief. At the end of such month, the applicable Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Estimated Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)	We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 100% of our weighted average net assets in the initial 12-month period of the offering, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is 6.80%. Our ability to incur leverage during the 12 months following the commencement of this offering depends, in large part, on the amount of money we are able to raise through the sale of Common Shares registered in this offering and the availability of financing in the market.
(8)	“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, reimbursement of expenses to our Administrator, organization and offering expenses, insurance costs and fees payable to our Trustees, as discussed in “Plan of Operation.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering prior to any expense support.

Other Annual Expenses [Abstract]
Expense Example [Table Text Block]

Example: We have provided an example of the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) that our annual operating expenses and offering expenses remain at the levels set forth in the table above, after application of the Adviser’s obligation to make Required Expense Payments as described above, except to reduce annual expenses upon completion of organization and offering expenses, (2) that the annual return after management fees and other expenses, but before incentive fees is 5.0%, (3) that the net return after payment of incentive fees is distributed to shareholders net of the shareholder servicing and/or distributions fees and such amount is reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.

Class S shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$102	$290	$459	$810
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$108	$305	$481	$837

Class D shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$96	$274	$437	$782
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$102	$290	$459	$811

Class I shares

	1 Year	3 Years	5 Years	10 Years
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of investment income:	$93	$268	$427	$770
Total cumulative expenses you would pay on a $1,000 investment assuming a reinvested 5.0% net return comprised solely of capital gains:	$99	$284	$450	$800

While the examples assume a 5.0% annual return on investment after management fees and expenses, but before incentive fees, our performance will vary and may result in an annual return that is greater or less than this. These examples should not be considered a representation of your future expenses. If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Advisory Agreement and Administration Agreement” for information concerning incentive fees.

Purpose of Fee Table , Note [Text Block]

The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

Other Transaction Fees, Note [Text Block]
(2)	Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, Common Shares that have not been outstanding for at least one year will be subject to a fee of 2.0% of the relevant NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived, at our discretion, in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

Other Expenses, Note [Text Block]	“Other expenses” include accounting, legal and auditing fees, custodian and transfer agent fees, reimbursement of expenses to our Administrator, organization and offering expenses, insurance costs and fees payable to our Trustees, as discussed in “Plan of Operation.” The amount presented in the table estimates the amounts we expect to pay during the initial 12-month period of the offering prior to any expense support.
Management Fee not based on Net Assets, Note [Text Block]
(4)	The base management fee paid to our Adviser is calculated at an annual rate of 1.25% of the value of our net assets as of the beginning of the first business day of the applicable month.

General Description of Registrant [Abstract]
Investment Objectives and Practices [Text Block]
INVESTMENT OBJECTIVE AND STRATEGIES

We were formed on May 1, 2023, as a Delaware statutory trust and have filed an election to be regulated as a BDC under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

Our investment objective is to provide risk-adjusted returns and current income to shareholders by investing primarily in loans to U.S. borrowers. Our investment strategy focuses primarily on private credit investments structured as Portfolio Loans to U.S. borrowers. The Fund is expected to acquire Portfolio Loans that have been sourced and underwritten (i.e., evaluated for associated potential risks) by Antares Parties or by other loan originators that can include, among others, joint ventures in which one or more Antares Parties have interests. A Portfolio Loan is one that the Fund may generally hold on its own or in a group with other Antares advised funds and accounts and/or third-party investors. Portfolio Loans are generally expected to have an average contractual term of five to seven years, with an expected life typically between three to four years. Unitranche loans represent a hybrid loan structure that combines senior debt and subordinated debt into one loan.

While our investment strategy primarily focuses on companies in the United States, we also intend to leverage Antares’ global presence to invest in companies in Canada, Europe and other locations outside the U.S., subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” The Fund’s subsidiaries’ (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund) principal investment strategies and associated principal risks will be consistent with the Fund’s principal investment strategies and associated principal risks.

Our investment strategy also includes a smaller allocation to more liquid credit investments such as broadly syndicated loans and corporate bonds. We intend to use these investments to maintain liquidity for our share repurchase program and manage cash before investing subscription proceeds into originated loans, while also seeking attractive investment returns. We may also invest in publicly traded securities of larger corporate issuers on an opportunistic basis when market conditions create compelling potential return opportunities, subject to compliance with BDC requirements to invest at least 70% of assets in “eligible portfolio companies.” Prior to raising sufficient capital, the portfolio may display a greater percentage of assets within liquid credit opportunities than we otherwise would expect for a fully invested portfolio.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments, including Portfolio Loans. Such 80% policy is not a fundamental policy, as the term is defined under the 1940 Act. We expect that most of the Portfolio Loans will be senior secured loans consisting of term loans and/or related delayed draw term loans and/or revolving loans. A portion of the Fund’s investments may also be composed of “covenant-lite loans.” “Covenant-lite loans” contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. For more information regarding the characteristics and risks associated with covenant-lite loans, see “Risk Factors – Investing in “Covenant—Lite” Loans Involves Certain Risks.” The private companies to which Portfolio Loans are made typically enter into senior secured loans in order to acquire capital for growth, acquisitions, recapitalizations, refinancings and leveraged buyouts. Such loans typically pay interest at rates determined periodically on the basis of a floating base lending rate plus a premium. The Adviser will seek to build an attractive, diversified portfolio of Portfolio Loans which, after acquisition by the Fund will be subject to active monitoring by the Adviser’s or its affiliates’ credit analysts and management team. Portfolio Loans are generally expected to have average maturity terms of 5-7 years. Originated loans are generally expected to be held by the Fund until maturity or until they are refinanced by the borrower. There are no limits on the amount of Portfolio Loans the Fund may originate to issuers in the same industry. We expect most of our debt investments will be unrated. When rated by a nationally recognized statistical ratings organization, our investments will generally carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investor Service, Inc. or lower than “BBB-” by Standard & Poor’s Rating Services). Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Although not expected to be a primary component of our investment strategy, we may also make certain Opportunistic Investments, in each case taking into account availability of leverage for such investments and our target risk/return profile. We may, to a limited extent, invest in junior debt (whether secured or unsecured), including mezzanine loans, as part of our investment strategy and upon approval of each such investment by the Fund’s portfolio management team. We may also invest in preferred equity, or our debt investments may be accompanied by equity-related securities (such as options or warrants) and/or select common equity investments. While we expect that our assets will primarily be directly originated, we may also invest in structured products or broadly syndicated transactions. Our liquid credit instruments may include senior secured loans, senior secured bonds, high yield bonds and structured credit instruments.

We may enter into interest rate, foreign exchange, and/or other derivative arrangements to hedge against interest rate, currency, and/or other credit related risks through the use of futures, swaps, options and forward contracts. These hedging activities will be subject to the applicable legal and regulatory compliance requirements; however, there can be no assurance any hedging strategy employed will be successful. We may also seek to borrow capital in local currency as a means of hedging non-U.S. dollar denominated investments.

While we do not intend to invest in non-performing, defaulted or partially defaulted loans, it is possible that Portfolio Loans may become non-performing, defaulted or partially defaulted loans while owned by us. The Adviser believes that its consistent credit discipline, rigorous internal review processes and direct access to management positions allows it to quickly recognize when credits begin to deteriorate. Antares Capital maintains a dedicated team of credit advisory professionals with broad loan recovery capabilities, allowing the Fund to pursue recoveries and seek to avoid selling into dislocated markets.

We expect to invest in co-investment transactions with other Antares funds. See “Regulation—Affiliated Transactions” and “Conflicts of Interest—Co-Investment Transactions.”

Our investments are subject to a number of risks. See “Investment Objective and Strategies” and “Risk Factors.”

The Adviser and the Administrator

The Fund’s investment activities will be managed by Antares Capital Credit (in its capacity as the Adviser), an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis.

In its capacity as the Administrator, Antares Capital Credit will provide, or oversee the performance of, administrative and compliance services. We will reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation (including salaries, bonuses and benefits) of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement.

The Adviser is in the business of providing investment management services on a discretionary and non-discretionary basis to its clients (including, without limitation, the Fund and other clients) whose investment strategy is to invest primarily in secured loans sourced primarily by the Antares Platform. The Adviser has access to the same resources and investment personnel for the management of the Fund available throughout the Antares Platform pursuant to a shared services agreement (the “Shared Services Agreement”). The Adviser is a wholly-owned subsidiary of Antares Capital and is headquartered in Chicago, IL. Antares Capital, whose predecessor in interest was founded in 1996, is an indirect subsidiary of Antares Holdings and the ultimate owner of a majority of the partnership interests in Antares Holdings is the Canada Pension Plan Investment Board. Antares Holdings’ predecessor in interest was General Electric Capital Corporation. As of June 30, 2024, Antares had approximately $71.0 billion in CUMA.

Market Opportunity

Current market conditions are expected to present attractive opportunities for the Fund to lend to PE sponsor-backed middle-market companies, specifically:

De-emphasis of Commercial and Investment Bank Services to Middle-Market Companies. Many commercial and investment banks have de-emphasized their services and product offerings to middle-market companies in favor of lending to large corporate clients and managing capital markets transactions. Additionally, bank lenders face regulatory constraints that are not applicable to the Fund in their ability to originate and hold loans and high-yield securities for PE sponsor-backed middle-market companies. These factors are expected to result in PE sponsor-backed middle-market companies continuing to seek non-bank funding sources, thereby generating new market opportunities for the Fund.

Limited Market Participants. There are a limited number of market participants willing to commit meaningful amounts of certain loans to PE sponsor-backed middle-market companies. PE sponsors and borrowers in the Fund’s market are expected to value the Fund’s ability to offer committed financing solutions, reducing execution risk. Given the size of the Antares Platform, the Fund has the ability to offer underwritten financing without reliance on syndication. However, given the scale of the Antares capital markets platform and network of institutional loan buyers, Antares also has the ability to offer syndicated execution. The combination of these capabilities is expected to be a key differentiating factor of the Fund in PE sponsor-backed middle-market lending.

Large Pool of Un-invested PE Capital for Middle-Market Businesses. There is a large pool of un-invested PE capital expected for middle-market businesses, which PE sponsors will seek to leverage by combining their equity investments with senior secured loans and unitranche debt from other sources such as the ones our platform provides. According to reports from PitchBook and Refinitiv LPC, as of the second quarter of 2024, PE sponsors have more than $965 billion of cumulative committed capital available (i.e., “dry powder”) and there are approximately $150 billion of sponsored middle market maturities estimated by 2027.

Disruption and Volatility in Credit Markets. Disruption and volatility occur periodically in the credit markets, which can reduce the supply of capital available from providers in the Fund’s market and in turn, to PE sponsor-backed middle-market companies. This is expected to result in additional opportunities for the Fund’s business as many lenders and investors often seek to invest in larger, more liquid offerings rather than middle-market offerings during such periods of volatility.

Size and Growth of Middle-Market Companies. Middle-market companies represent a large segment of the economy, and are expected to account for one-third of U.S. private sector employment. The size and potential growth of middle-market companies are expected to drive an ongoing need for credit in the future.

Whatever relationship any of the Antares Parties has with any of the PE sponsors, the Fund (and any other Antares affiliate also investing consistent with the 1940 Act and the exemptive order granted by the SEC) will have a direct contractual relationship with the borrower.

Potential Competitive Strengths

The Adviser believes that the Fund represents an attractive investment opportunity for prospective investors, distinguished by the following key characteristics:

Ability to Source Portfolio Loans from Antares Parties. The Adviser expects that most or all of the Fund’s Portfolio Loans will be sourced and originated by an Antares Party and that other Antares Parties will co-invest in Portfolio Loans at the same time as the Fund. By the time the Fund acquires any Portfolio Loan that has been sourced and originated by an Antares Party, such acquisition will have been approved by the Investment Committee of the Adviser. In addition, the Fund can acquire Portfolio Loans sourced, originated and sold by third parties unrelated to any Antares Party.

Experienced, Credit-Driven Team with Strong Sourcing Ability. Antares maintains what it believes to be one of the broadest and longest-tenured coverage teams in the private equity sponsor market. Antares has a team of more than 20 direct sponsor coverage professionals. These investment professionals have cultivated long-term relationships with more than 400 private equity firms, in many cases extending back to such private equity firms’ founding. Due to these trusted, long-standing relationships, Antares is often granted the first and last look at transactions. This allows Antares to be highly selective in the credit it pursues.

Rigorous Credit Analysis and Investment Process. Antares’ investment approach is driven by a rigorous and team-oriented credit culture focused on delivering strong, risk-adjusted returns for its investors. Antares underwrites investment opportunities based primarily on the sustainability of the borrower’s cash flows and places emphasis on the following: (i) demonstrated, stable cash flow generation, (ii) borrower’s value proposition and competitive position in the marketplace, (iii) product, customer, supplier, end market and/or geographic diversification, (iv) management team depth and relevant experience, (v) borrower’s systems, procedures and reporting capabilities, and (vi) corporate finance exit alternatives. Each potential loan that is originated by an Antares Party will be subject to a rigorous credit analysis and investment process by Antares’ credit team.

Incumbency Advantage. As lead arranger on one of the largest portfolios of loans to middle market borrowers, Antares has extensive proprietary insight which it often leverages for swift, well-informed executions. Antares believes its historical knowledge and trusted relationships with private equity sponsors and their portfolio companies provide it the opportunity to make better credit decisions resulting in better credit performance. In many instances, tenure with borrowers allows for advantages in sponsor-to-sponsor sales and early awareness of follow-on financing needs and may result in opportunities to provide such financings on favorable pricing terms. Incumbent relationships also allow for a capacity hedge when leveraged buyout activity declines and transactions shift toward add-ons and recapitalizations.

Antares Direct Holdings of Senior Loans. Antares generally holds a portion of each senior loan it originates on its consolidated balance sheet, either directly or indirectly through its consolidated subsidiaries and/or through its direct or indirect interests in certain joint ventures that invest in such loans. Antares Direct Holdings are distinguishable from many competing lenders without a balance sheet of their own or with a more limited balance sheet. Antares’ philosophy with respect to the senior loans it sources and originates is commensurate with its proactive investment strategy and confidence in its capital recovery capabilities. Antares’ balance sheet hold also gives rise to certain conflicts of interest. See “Conflicts of Interest.”

The Board

Overall responsibility for the Fund’s oversight rests with the Board. We have entered into the Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s Bylaws and applicable provisions of state and other laws. The Adviser will keep the Board well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board is currently composed of five members, three of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.

Investment Selection

Our investment activities are managed by our Adviser. Our Adviser is responsible for origination, underwriting, structuring and monitoring our investments and for allocating assets to be managed and invested by our Adviser for cash management purposes. The Fund is expected to acquire Portfolio Loans that have been sourced, underwritten (i.e., evaluated for associated potential risks) and originated by an Antares Party or by other loan originators that could include, among others, joint ventures in which one or more Antares Parties have, or had, interests.

Screening/Early Read: Typically, a new opportunity is brought to the Antares Platform through Antares’ sponsor coverage investment professionals. The coverage professional writes a summary outlining the strengths, risks, key diligence items and initial leverage guidance. If the coverage professional identifies the opportunity as a transaction that the Antares Platform would like to pursue, the deal moves to the Screening Committee, which is comprised of three managing directors who evaluate the opportunity. Historically, over 50% of deals are declined during this phase. If the Screening Committee is supportive, a team of approximately three to four investment professionals is staffed on the transaction, which initiates the next phase.

Term Sheet/Exploratory Due Diligence: In addition to the sponsor coverage professionals, a deal team is typically made up of multiple credit professionals, including one senior credit professional (a managing director, senior vice president (“SVP”), or vice president), one assistant vice president and one associate or analyst). This team conducts due diligence, which may include the following: prepare a question list, attend management meetings, tour facilities, review the data room, conduct third-party industry calls, analyze the industry and competitive landscape, run financial models and evaluate corporate finance alternatives. This team will evaluate potential risks including business and operational complexity, industry cycles and macro trends, substitute products, industry and product innovation, regulatory environment, currency risk, labor, and raw material dependencies, among other factors. Additionally, the potential borrower’s historical financials are thoroughly analyzed. Fluctuations in revenue, margin and capital expenditure are analyzed to understand the key drivers (e.g., loss of a customer, product mix, pricing fluctuation, raw material price changes, macro industry trends, acquisition, etc.). Deal teams use this and other information to develop base case financial projections for the company. The deal team also develops downside projections based on scenarios to stress test the proposed capital structure. At this phase in the transaction, the deal is typically presented for approval to issue a term sheet or commitment subject to confirmatory diligence.

Commitment/Confirmatory Due Diligence: To finalize diligence, deal teams leverage the experience and insight from the potential borrower’s management team, the sponsor, the Antares portfolio, third-party industry reports and third-party industry experts. The deal team completes an accounting review/quality of earnings analysis, background checks, legal due diligence, customer calls, environmental assessments, insurance, system, regulatory and tax reviews. Based on this information, the deal team prepares a comprehensive memo which is submitted for approval by Antares Capital Advisers Investment Committee.

After confirmatory diligence and legal documentation are substantially complete, the deal team prepares a closing memo to highlight the final terms and any material changes since commitment approval. Any term outside of written deal team delegations must be formally approved.

Investment Committee

The investment activities of the Fund are under the direction of the Investment Committee and the Board. The Investment Committee is currently comprised of Timothy Lyne, Tyler Lindblad, Shannon Fritz, Michael Hynes, Vivek Mathew and Troy Unell. The day-to-day activities of the Fund are overseen by the Fund’s “Investment Team”, each member of which is an officer or employee of the Adviser or its affiliate, pursuant to the Shared Services Agreement with Antares Capital. The Investment Team includes individuals with substantial experience in both secured loan and public credit investing and risk management. The Adviser may change the composition of the Investment Committee and the Investment Team at any time, and the Adviser may add additional senior Investment Team members to the Investment Committee over time. The culmination of the private investment process is typically a comprehensive Investment Committee recommendation package that details the merits, risks and research conducted to reach the investment conclusion. This package is then presented, reviewed and deliberated by the Investment Team and the Investment Committee members during the Investment Committee meeting. The Investment Committee meeting is the forum in which Investment Committee members can raise key questions, counter opinions, and deliberate on the investment opportunity.

Portfolio Management

The management of our investment portfolio will be the responsibility of the Adviser and the Investment Committee. Mr. Lindblad is the lead portfolio manager of the Investment Team.

Antares is currently staffed with approximately 200 investment personnel, including the investment personnel noted above, and approximately 450 employees and may retain additional investment personnel in the future based upon its needs.

Portfolio Investments

As of November 5, 2024, there were 600 investments having aggregate commitments/par amounts of $988,986, an aggregate cost of $705,349, and an aggregate fair value of $705,429. The Fund purchased the following portfolio investments from certain Antares Parties using proceeds from the sale and issuance of Class I Common Shares to certain institutional investors pursuant to private placements. Below is a list of each investment in the Fund’s initial portfolio as of November 5, 2024.

Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

GSP HOLDINGS, LLC 101 John Seitz Drive Brattleboro, Vermont 5301	(4)(5)(6)	Aerospace and Defense	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	11/6/2025	100	100	100	0.01%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)(6)	Air Freight and Logistics	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	5/6/2030	1,558	652	652	0.09%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)	Air Freight and Logistics	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	5/6/2030	4,951	4,951	4,951	0.70%
Lightbeam Bidco Inc. 6525 Shiloh Rd Suite 900, Alpharetta, GA 30005	(4)(6)	Air Freight and Logistics	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	5/4/2029	491	—	—	0.00%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	1/29/2030	1,953	1,953	1,953	0.28%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.50%	1.00%	10.06%	1/29/2030	318	47	47	0.01%
COLLISION SP SUBCO, LLC 2300 Briggs Rd, Columbus, OH 43223	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	9.91%	1/29/2030	1,136	378	378	0.05%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.00%	0.00%	9.76%	12/19/2025	180	180	180	0.03%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)	Automobile Components	First Lien Secured Term Loan	S + 6.25%	1.00%	11.01%	12/19/2025	5,756	5,756	5,756	0.82%
Enthusiast Auto Holdings, LLC 1000 Seville Rd Wadsworth, Ohio 44281	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	12/19/2025	64	—	—	0.00%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)(6)	Automobile Components	First Lien Secured Revolver	P + 4.25%	1.00%	12.25%	9/9/2027	168	41	41	0.01%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	9/9/2027	1,472	1,466	1,466	0.21%
JHCC Holdings LLC 1318 Pike Rd Pike Road, Alabama 36064	(4)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	9/9/2027	426	424	424	0.06%
Majco LLC 14401 Princeton Ave Moorpark, California 93021	(4)	Automobile Components	First Lien Secured Term Loan	S + 4.50%	1.00%	9.21%	12/4/2028	200	200	200	0.03%
OAC Holdings I Corp. 1401 Valley View Lane, Suite 100 Irving, Texas 75061	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	3/30/2029	200	200	200	0.03%
Power Stop , LLC 6398 West 74th Street, Bedford Park, IL 60638	(4)	Automobile Components	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	1/26/2029	200	200	193	0.03%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	925	920	920	0.13%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	1,125	688	689	0.10%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.75%	1.00%	10.31%	7/16/2027	257	(1)	(1)	0.00%
Quality Automotive Services, LLC 8000 Tower Point Dr Charlotte, North Carolina 28227	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	7/16/2027	4,694	4,670	4,672	0.66%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)(6)	Automobile Components	First Lien Secured Revolver	S + 5.75%	0.75%	10.31%	2/13/2030	176	176	176	0.02%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)(6)	Automobile Components	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.31%	2/13/2031	176	176	176	0.02%
Truck-Lite Co., LLC 20600 Civic Center Dr, Southfield, MI 48076	(4)	Automobile Components	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	2/13/2031	1,616	1,616	1,616	0.23%
80/20, LLC 1701 S 400 E Columbia City, Indiana 46725	(4)	Building Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	3/1/2027	200	199	199	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

MDC Interior Acquisition Inc 400 High Grove Blvd Glendale Heights, Illinois 60139	(4)	Building Products	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	4/26/2030	312	310	310	0.04%
MDC Interior Acquisition Inc 400 High Grove Blvd Glendale Heights, Illinois 60139	(4)(6)	Building Products	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	4/26/2030	42	(0)	(0)	0.00%
SureWerx Purchaser III Inc. 325 Corporate Dr, Elgin, IL 60123	(4)(5)	Building Products	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	12/28/2029	200	200	200	0.03%
WST USA Holdco, Inc. 5977 Trans-Canada Hwy Pointe-Claire, Quebec H9R	(4)(5)(6)	Building Products	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	3/31/2027	588	215	215	0.03%
WST USA Holdco, Inc. 5977 Trans-Canada Hwy Pointe-Claire, Quebec H9R	(4)(5)	Building Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/31/2027	1,730	1,730	1,730	0.25%
Allworth Financial Group, L.P. 340 Palladio Pkwy Suite 501 Folsom, California 95630	(4)	Capital Markets	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/23/2027	200	200	199	0.03%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)(6)	Capital Markets	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	4/11/2029	431	9	9	0.00%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)	Capital Markets	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	4/11/2029	3,006	2,971	2,971	0.42%
Arax MidCo, LLC 667 Madison Ave 11th Floor New York, New York 10065	(4)(5)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	4/11/2029	1,563	(18)	(18)	0.00%
Cub Financing Intermediate, LLC 701 S Carson Street Suite 200 Las Vegas, Nevada 89101	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	6/28/2030	3,790	3,771	3,771	0.53%
Cub Financing Intermediate, LLC 701 S Carson Street Suite 200 Las Vegas, Nevada 89101	(4)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.41%	6/28/2030	1,741	(9)	(9)	0.00%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/1/2026	119	119	119	0.02%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	458	458	458	0.06%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	211	211	211	0.03%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	485	485	485	0.07%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	6/1/2026	27	10	10	0.00%
Edgeco Buyer, Inc. 1251 Waterfront Pl Suite 510, Pittsburgh, PA 15222	(4)	Capital Markets	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	6/1/2026	5,700	5,700	5,700	0.81%
HighTower Holding, LLC 200 W Madison St 25th Floor, Suite 2500, Chicago, IL 60606	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	10/21/2027	100	—	—	0.00%
Lido Advisors, LLC 1875 Century Park East Suite 950, Los Angeles, CA 90067	(4)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	6/15/2029	200	199	199	0.03%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)	Capital Markets	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	3/7/2031	8,687	8,687	8,687	1.23%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)(6)	Capital Markets	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	3/7/2030	868	—	—	0.00%
THE ULTIMUS GROUP MIDCO, LLC 80 Arkay Dr Suite 110 Hauppauge, New York 11788	(4)(6)	Capital Markets	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	3/7/2031	1,302	—	—	0.00%
Aurora Plastics, LLC 9280 Jefferson St Streetsboro, Ohio 44241	(4)	Chemicals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.51%	8/10/2028	1,423	1,423	1,423	0.20%
Aurora Plastics, LLC 9280 Jefferson St Streetsboro, Ohio 44241	(4)	Chemicals	First Lien Secured Term Loan	S + 4.75%	0.75%	9.51%	8/10/2028	5,577	5,577	5,577	0.79%
AURORIUM GLOBAL HOLDINGS LLC 201 N Illinois St Suite 1800 Indianapolis, Indiana 46204	(4)	Chemicals	First Lien Secured Term Loan	S + 5.75%	0.75%	10.46%	12/22/2027	100	99	99	0.01%
Boulder Scientific Company, LLC 598 3rd St Mead, Colorado 80542	(4)(5)	Chemicals	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	12/28/2025	100	99	99	0.01%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

CHARKIT CHEMICAL COMPANY, LLC 32 Haviland St Norwalk, Connecticut 6854	(4)	Chemicals	First Lien Secured Term Loan	S + 4.88%	1.00%	9.64%	12/29/2026	100	99	99	0.01%
DCG Acquisition Corp. 3630 East Kemper Road Sharonville, Ohio 45241	(4)	Chemicals	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	6/13/2031	6,991	6,991	7,017	0.99%
DCG Acquisition Corp. 3630 East Kemper Road Sharonville, Ohio 45241	(4)(6)	Chemicals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	6/13/2031	1,169	1,169	1,169	0.17%
Formulations Parent Corp. 375 University Ave Westwood, Massachusetts 2090	(4)(6)	Chemicals	First Lien Secured Revolver	S + 5.75%	0.75%	10.31%	11/15/2029	100	(0)	(0)	0.00%
Hasa Acquisition, LLC 25152 Springfield Court Suite 300 Valencia, California 91355	(4)	Chemicals	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	1/10/2029	200	200	200	0.03%
Highline Aftermarket Acquisition, LLC 4500 Malone Rd, Memphis, TN 38118	(4)(6)	Chemicals	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	8/10/2027	100	—	—	0.00%
Lubricant Engineers 1919 E Tulsa St Wichita, Kansas 67216	(4)	Chemicals	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	9/1/2029	200	200	200	0.03%
POTTERS INDUSTRIES LLC P.O. Box 840, Valley Forge, PA 19460	(4)(6)	Chemicals	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	9/14/2027	100	8	8	0.00%
ROCKET BIDCO, INC. 850 Montée de Liesse, Saint-Laurent, QUE H4T 1N8	(4)	Chemicals	First Lien Secured Term Loan	C + 5.75%	0.00%	9.59%	11/1/2030	200	144	144	0.02%
Ares Holdings, LLC 1045 S John Rodes Blvd Melbourne, Florida 32904	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	11/18/2027	200	199	199	0.03%
AWP Group Holdings, Inc. 4244 Mount Pleasant St NW North Canton, Ohio 44720	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	12/23/2030	14,395	14,324	14,325	2.03%
AWP Group Holdings, Inc. 4244 Mount Pleasant St NW North Canton, Ohio 44720	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.75%	1.00%	9.41%	12/23/2030	320	(2)	(2)	0.00%
CoolSys, Inc. 145 S State College Blvd Suite 200, Brea, CA 92821	(4)(6)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	0.75%	9.57%	8/11/2028	200	197	197	0.03%
DENALI BUYERCO LLC 2500 Lexington Ave S, Mendota Heights, MN 55120	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	9/15/2028	4,837	4,837	4,837	0.69%
DENALI BUYERCO LLC 2500 Lexington Ave S, Mendota Heights, MN 55120	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	9/15/2028	7,588	2,266	2,266	0.32%
EXT Acquisitions, Inc. 5409 Hamlet Dr Findlay, Ohio 45840	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	6/26/2026	200	200	200	0.03%
FL Hawk Intermediate Holdings, Inc. 3145 Medlock Bridge Rd Norcross, Georgia 30071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	2/22/2030	466	466	464	0.07%
FL Hawk Intermediate Holdings, Inc. 3145 Medlock Bridge Rd Norcross, Georgia 30071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	2/22/2030	502	502	499	0.07%
Fresh Holdco, Inc. 3810 Shutterfly Rd. Charlotte, North Carolina 28217	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	1/24/2026	200	200	200	0.03%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	12/12/2029	866	210	210	0.03%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	12/12/2029	297	66	66	0.01%
HeartLand PPC Buyer, LLC 1200 Main St 42nd Floor Kansas City, Missouri 64105	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	12/12/2029	5,837	5,768	5,768	0.82%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	12/15/2026	271	268	271	0.04%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	12/15/2026	46	46	46	0.01%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 6.25%	1.00%	11.01%	12/15/2026	459	(4)	—	0.00%
Hercules Borrower LLC 412 Georgia Ave Suite 300, Chattanooga, TN 37403	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/15/2026	3,224	3,195	3,224	0.46%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

High Bar Brands Operating, LLC 740 Minnesota Ave Owatonna, Minnesota 55060	(4)(5)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/19/2029	200	198	198	0.03%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)(6)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	853	844	844	0.12%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	12/11/2029	3,497	254	254	0.04%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	283	280	280	0.04%
HP RSS Buyer, Inc. 11620 Arbor St Suite 101, Omaha, NE 68144	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/11/2029	1,325	1,312	1,312	0.19%
Liquid Environmental Solutions Corporation 7651 Esters Boulevard Suite 200 Irving, Texas 75036	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	5/31/2026	100	99	99	0.01%
Monarch Landscape Holdings, LLC 550 S Hope St Suite 1675, Los Angeles, CA 90071	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/2/2028	200	199	199	0.03%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	7/31/2031	1,671	(6)	(6)	0.00%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	7/31/2031	2,149	(7)	(7)	0.00%
Onyx-Fire Protection Services Inc. 400 Matheson Blvd W, Mississauga, ONT L5R 0H1	(4)(5)	Commercial Services and Supplies	First Lien Secured Term Loan	C + 4.50%	0.75%	8.34%	7/31/2031	8,357	5,969	5,969	0.85%
Palmetto Acquisitionco Inc. 410 E Washington St, Greenville, SC 29601	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	9/18/2029	200	200	200	0.03%
Pavion Corp. 4151 Lafayette Center Dr Suite 700, Chantilly, VA 20151	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	10/30/2030	200	200	200	0.03%
Rotating Machinery Services, Inc. 2760 Baglyos Circle, Bethlehem, PA 18020	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.25%	0.00%	9.96%	6/10/2025	200	200	200	0.03%
SERVICE LOGIC ACQUISITION, INC. 650 S Tryon St Suite 1000, Charlotte, NC 28202	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 3.50%	0.00%	8.06%	10/30/2025	100	—	—	0.00%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/20/2030	2,057	508	508	0.07%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/20/2030	1,299	(6)	(6)	0.00%
The Hiller Companies, LLC 3751 Joy Springs Dr, Mobile, AL 36693	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	6/20/2030	7,469	7,432	7,432	1.05%
Thermostat Purchaser III, Inc. 10 Parkway N Suite 100, Deerfield, IL 60015	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.25%	0.75%	8.96%	8/31/2028	200	200	200	0.03%
Valet Waste Holdings, Inc. 10150 Highland Manor Drive Suite 120 Tampa, Florida 33610	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	5/1/2029	5,237	5,184	5,184	0.73%
Valet Waste Holdings, Inc. 10150 Highland Manor Drive Suite 120 Tampa, Florida 33610	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	5/1/2029	7,213	(72)	(72)	—0.01%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.41%	7/2/2031	592	175	175	0.02%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	7/2/2030	316	(1)	(1)	0.00%
WRE Holding Corp. 46 Lizotte Dr Suite 1000, Marlborough, MA 1752	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.41%	7/2/2031	2,316	2,305	2,305	0.33%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	886	883	883	0.13%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	475	474	474	0.07%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	413	11	11	0.00%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	1,227	1,223	1,223	0.17%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	285	284	284	0.04%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	10/30/2026	497	29	29	0.00%
YLG Holdings, Inc. PO Box 849 Bunnell, Florida 32110	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/30/2026	3,218	3,210	3,210	0.46%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)	Commercial Services and Supplies	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	7/24/2031	5,517	5,477	5,477	0.78%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	7/24/2031	790	(6)	(6)	0.00%
Zinc Buyer Corporation 1014 S Wall Ave Post Office Box 1086 Joplin, Missouri 64801	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	7/24/2031	2,493	(18)	(18)	0.00%
Zone Climate Services, Inc. 370 N Wabasha Street St Paul, Minnesota 55102-2233	(4)(6)	Commercial Services and Supplies	First Lien Secured Revolver	S + 5.75%	1.00%	10.46%	3/9/2028	636	321	321	0.05%
Zone Climate Services, Inc. 370 N Wabasha Street St Paul, Minnesota 55102-2233	(4)(6)	Commercial Services and Supplies	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	3/9/2028	3,182	(41)	(41)	—0.01%
CLS MANAGEMENT SERVICES, LLC 2245 Texas Dr Suite 200, Sugar Land, TX 77479	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	3/27/2030	200	198	198	0.03%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	1/20/2031	3,056	3,056	3,056	0.43%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	1/22/2030	248	—	—	0.00%
FR Vision Holdings Inc 575 Broadway Suite 301, Albany, NY 12207	(4)(6)	Construction & Engineering	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	1/20/2031	989	257	257	0.04%
Hydraulic Technologies USA LLC 5885 11th Street Rockford, Illinois 61109	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	6/3/2031	839	824	824	0.12%
Hydraulic Technologies USA LLC 5885 11th Street Rockford, Illinois 61109	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	1.00%	10.16%	6/3/2030	114	(2)	(2)	0.00%
Kleinfelder Intermediate LLC 770 1st Ave Suite 400, San Diego, CA 92101	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 6.25%	0.75%	10.81%	9/18/2030	200	200	200	0.03%
MEI Buyer LLC 910 10th St Suite G Plano, Texas 75074	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	6/29/2029	200	200	200	0.03%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)(6)	Construction & Engineering	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.21%	5/29/2029	4,041	847	847	0.12%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)	Construction & Engineering	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	5/29/2029	1,206	1,198	1,198	0.17%
Trilon Group, LLC 1200 17th St Suite 860, Denver, CO 80202	(4)(6)	Construction & Engineering	First Lien Secured Revolver	S + 5.50%	1.00%	10.21%	5/29/2029	1,212	126	126	0.02%
Arrow Tru-Line Holding, LLC 2211 S Defiance St Archbold, Ohio 43502	(4)	Construction Materials	First Lien Secured Term Loan	S + 5.63%	1.00%	10.40%	9/20/2027	200	199	199	0.03%
Pearlman Enterprises Inc. PO Box 1767 Norcross, Georgia 30091	(4)	Construction Materials	First Lien Secured Term Loan	S + 4.50%	0.10%	9.26%	5/5/2027	200	196	196	0.03%
Red Fox CD Acquisition Corporation 3064 Salem Industrial Dr, Winston-Salem, NC 27127	(4)(6)	Construction Materials	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	3/4/2030	10,748	6,651	6,651	0.94%
Anchor Packaging, LLC 13515 Barrett Parkway Dr Suite 100, Ballwin, MO 63021	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	4/17/2029	100	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	10/2/2030	169	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	10/2/2029	493	—	—	0.00%
CFs Brands, LLC 4711 E Hefner Rd Oklahoma City, Oklahoma 73131	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	10/2/2030	3,338	3,338	3,338	0.47%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	2.00%	10.31%	7/2/2026	2,500	2,500	2,494	0.35%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	7/2/2026	2,313	2,313	2,307	0.33%
Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	0.00%	10.31%	7/2/2026	4,165	4,165	4,155	0.59%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Cold Chain Technologies, LLC 135 Constitution Blvd Franklin, Massachusetts 2038	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.75%	1.00%	10.31%	7/2/2026	522	—	(1)	0.00%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	3/26/2031	6,424	6,424	6,424	0.91%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.50%	1.00%	10.16%	3/26/2031	1,855	705	705	0.10%
Nelipak Holding Company 21 Amflex Dr, Cranston, RI 2921	(4)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.06%	3/26/2031	2,486	—	—	0.00%
Packaging Coordinators Midco, Inc. 3001 Red Lion Rd, Philadelphia, PA 19114	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.50%	0.00%	8.06%	8/31/2027	100	—	—	0.00%
PG Buyer, LLC 3555 Moser St, Oshkosh, WI 54901	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 4.25%	1.00%	8.66%	3/2/2026	200	200	200	0.03%
PLZ CORP. 2651 Warrenville Road Downers Grove, Illinois 60515	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 3.50%	0.75%	8.27%	8/3/2026	100	93	93	0.01%
PROAMPAC PG BORROWER LLC 12025 Tricon Rd, Cincinnati, OH 45246	(4)(6)	Containers and Packaging	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	6/16/2028	100	14	14	0.00%
Rohrer Corp. Post Office Circle Wadsworth, Ohio 43537	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.00%	0.00%	9.66%	3/15/2027	200	200	200	0.03%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)(6)	Containers and Packaging	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	6/26/2030	213	(2)	(2)	0.00%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)	Containers and Packaging	First Lien Secured Term Loan	SON + 5.25%	0.75%	10.20%	6/26/2030	2,297	2,933	2,933	0.42%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)(6)	Containers and Packaging	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	6/26/2029	590	73	73	0.01%
St Athena Global LLC West Federal Street, Youngstown, OH 44503	(4)(5)	Containers and Packaging	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	6/26/2030	3,900	3,861	3,861	0.55%
Tank Holding Corp. 6940 O St Suite 100 Lincoln, Nebraska 68510	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 5.75%	0.75%	10.41%	3/31/2028	200	197	197	0.03%
TECHNIMARK HOLDINGS LLC 180 Commerce Pl, Asheboro, NC 27203	(4)	Containers and Packaging	Second Lien Secured Term Loan	S + 6.00%	0.75%	10.66%	4/14/2032	200	199	200	0.03%
TRICORBRAUN HOLDINGS, INC. 10330 Old Olive Street Rd., St. Louis, MO 63141-5922	(4)	Containers and Packaging	First Lien Secured Term Loan	S + 3.25%	0.50%	7.91%	3/3/2028	100	98	99	0.01%
Aurora Parts & Accessories LLC 500 S Enterprise Blvd Lebanon, Indiana 46052	(4)(6)	Distributors	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	1/13/2029	100	99	99	0.01%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	12/21/2026	6,748	788	793	0.11%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/21/2026	2,033	2,013	2,015	0.29%
BC Group Holdings, Inc. 200 W Monroe St Chicago, Illinois 60606	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/22/2026	143	142	142	0.02%
Blackbird Purchaser, Inc. 1900 Jetway Blvd Columbus, Ohio 43219-1681	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	12/19/2030	185	66	66	0.01%
Blackbird Purchaser, Inc. 1900 Jetway Blvd Columbus, Ohio 43219-1681	(4)(6)	Distributors	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	12/19/2029	124	19	19	0.00%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	48	48	48	0.01%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	3,870	3,853	3,853	0.55%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.21%	9/17/2026	607	112	112	0.02%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	1,042	1,038	1,038	0.15%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	9/17/2026	404	403	403	0.06%
Blackhawk Industrial Distribution, Inc. 10810 E 45th St Suite 100 Tulsa, Oklahoma 74146	(4)(6)	Distributors	First Lien Secured Revolver	S + 6.25%	1.00%	10.96%	9/17/2026	1,028	222	222	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Bradyifs Holdings LLC 7055 Lindell Rd, Las Vegas, NV 89118	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	10/31/2029	6,298	6,298	6,298	0.89%
Bradyifs Holdings LLC 7055 Lindell Rd, Las Vegas, NV 89118	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 6.00%	1.00%	10.56%	10/31/2029	702	501	501	0.07%
COMPONENT HARDWARE GROUP, INC. 90 Matawan Road, Suite 202 Matawan, New Jersey 7747	(4)	Distributors	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	7/1/2026	100	100	100	0.01%
DFS HOLDING COMPANY, INC. 607 W Dempster St, Mount Prospect, IL 60056	(4)	Distributors	First Lien Secured Term Loan	S + 6.25%	1.00%	10.66%	1/31/2029	200	197	197	0.03%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)(6)	Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.66%	7/24/2031	1,657	235	235	0.03%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)(6)	Distributors	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	7/24/2031	552	(3)	(3)	0.00%
Vessco Midco Holdings, LLC 8217 Upland Circle Chanhassen, Minnesota 55317	(4)	Distributors	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	7/24/2031	4,970	4,946	4,946	0.70%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 7.00%	1.00%	11.66%	10/24/2030	782	697	697	0.10%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	10/24/2029	660	225	225	0.03%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 7.00% (incl 2.00% PIK)	1.00%	11.66%	10/24/2030	4,862	4,838	4,838	0.69%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	2/25/2028	6,318	6,191	6,191	0.88%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	2/25/2028	169	165	165	0.02%
AVE Holdings III, Corp. 8610 N New Braunfels Ave Suite 500, San Antonio, TX 78217	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	2/25/2028	514	(10)	(10)	0.00%
AVG Intermediate Holdings LLC 4301 Anchor Plaza Pkwy Suite 350 Tampa, Florida 33634	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.66%	3/16/2027	200	195	195	0.03%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	281	279	279	0.04%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	530	526	526	0.07%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	7/16/2027	2,530	2,510	2,510	0.36%
COP HOMETOWN ACQUISITIONS, INC. (fka COP AIRCO ACQUISITIONS, INC.) 4444 S 91st East Ave, Tulsa, OK 74145	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.21%	7/16/2027	659	658	658	0.09%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.76%	6/28/2030	686	(2)	(2)	0.00%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.51%	6/30/2031	6,459	6,443	6,443	0.91%
CVP Holdco, Inc. 100 N. 20th Street Suite 305, Philadelphia, PA 19103	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.76%	6/30/2031	1,715	(4)	(4)	0.00%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	186	184	184	0.03%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	4,357	4,324	4,325	0.61%
EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	1/5/2028	3,188	391	391	0.06%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

EOS Fitness Opco Holdings, LLC 1 E Washington St Suite Number 250, Phoenix, AZ 85004	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	1/5/2028	384	(3)	(3)	0.00%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/17/2031	2,014	2,009	2,009	0.28%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/17/2030	247	(1)	(1)	0.00%
Essential Services Holding Corporation 139 S. English Station Road Suite 250, Louisville, KY 40245	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	6/17/2031	395	(1)	(1)	0.00%
Flint Opco, LLC 4435 Main St Suite 810 Kansas City, Missouri 64111	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	8/15/2030	3,047	330	345	0.05%
FSHS I, LLC 5701 W 73rd St Chicago, Illinois 60638	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.76%	11/18/2028	200	198	198	0.03%
GS Seer Group Borrower LLC 160 NW Gilman Blvd, Issaquah, WA 98027	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.75%	1.00%	11.31%	4/29/2030	100	99	99	0.01%
GSV Holding, LLC 246 Industrial Way W Eatontown, New Jersey 7724	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 6.00%	0.00%	10.56%	10/18/2030	217	0	(1)	0.00%
GSV Holding, LLC 246 Industrial Way W Eatontown, New Jersey 7724	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 8.37%	0.00%	12.93%	10/18/2030	4,856	4,856	4,832	0.68%
Health Buyer LLC 1901 W Braker Ln Suite 400 Austin, Texas 78758	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	4/27/2029	3,304	(16)	(16)	0.00%
Home Service TopCo IV, Inc. 3150 E Birch St Brea, California 92821	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.66%	12/30/2027	200	200	200	0.03%
Innovetive Petcare, LLC 10800 Pecan Park Blvd Suite 320 Austin, Texas 78750	(4)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.71%	6/30/2028	1,524	1,524	1,524	0.22%
Innovetive Petcare, LLC 10800 Pecan Park Blvd Suite 320 Austin, Texas 78750	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	6/30/2028	5,476	5,476	5,476	0.78%
Intel 471 INC. 6351 Preston Rd #275 Frisco, Texas 75034	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.25%	0.00%	9.81%	9/27/2027	200	200	200	0.03%
Quick Quack Car Wash Holdings, LLC 1380 Lead Hill Blvd Suite 260, Roseville, CA 95661	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	6/10/2031	200	200	200	0.03%
Spartan Bidco PTY LTD 6100 Greenwood Plaza Blvd Greenwood Village, Colorado 80111	(4)(5)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.75% (incl 6.00% PIK)	0.75%	11.71%	1/24/2028	200	200	200	0.03%
Taymax Group Acquisition, LLC 27 Northwestern Dr Suite 2, Salem, NH 3079	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.76%	7/31/2026	200	200	200	0.03%
TRACKFORCE ACQUIRECO, INC. 3636 Nobel Dr Suite 130 San Diego, California 92122	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	6/23/2028	200	200	200	0.03%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	9/4/2030	172	(1)	(1)	0.00%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	9/4/2031	2,206	(11)	(11)	0.00%
US Fitness Holdings, LLC 1751 Pinnacle Dr Suite 1400 McLean, Virginia 22102	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	9/4/2031	8,822	8,778	8,778	1.24%
Vertex Service Partners, LLC 721 Corporate Circle, Charlotte, NC 28147	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	11/8/2030	255	5	4	0.00%
Vertex Service Partners, LLC 721 Corporate Circle, Charlotte, NC 28147	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	11/8/2030	200	200	200	0.03%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	12/1/2027	447	(2)	(2)	0.00%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	2,200	2,099	2,099	0.30%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/1/2027	561	558	558	0.08%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	1,693	1,685	1,685	0.24%
VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)(6)	Diversified Consumer Services	First Lien Secured Revolver	S + 6.25%	1.00%	11.01%	12/1/2027	229	(1)	(1)	0.00%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

VPP Intermediate Holdings, LLC 601 S Henderson Rd Suite 155, King of Prussia, PA 19406	(4)	Diversified Consumer Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.26%	12/1/2027	1,871	1,861	1,861	0.26%
Infinite Bidco LLC 17802 Fitch, Irvine, CA 92614	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 6.25%	0.50%	10.81%	3/2/2028	100	100	100	0.01%
Power Grid Holdings, Inc. 5551 Parkwest Dr Suite 115 Bessemer, Alabama 35022	(4)(6)	Electrical Equipment	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	12/2/2030	890	—	—	0.00%
Power Grid Holdings, Inc. 5551 Parkwest Dr Suite 115 Bessemer, Alabama 35022	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	12/2/2030	6,110	6,110	6,110	0.87%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	558	552	552	0.08%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	4,046	4,006	4,006	0.57%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)	Electrical Equipment	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	2/16/2027	1,955	1,936	1,936	0.27%
TPC Engineering Holdings, Inc. One Financial Center, Boston, MA 2111	(4)(6)	Electrical Equipment	First Lien Secured Revolver	S + 5.50%	1.00%	10.26%	2/16/2027	441	262	262	0.04%
Dwyer Instruments, LLC 102 Indiana Highway 212 P.O. Box 373 Michigan City, Indiana 46360	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 6.00%	0.75%	10.56%	7/21/2027	100	(1)	(1)	0.00%
Excelitas Technologies Corp. 200 West St 4th Floor East, Waltham, MA 2451	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	8/12/2029	2,522	(13)	(13)	0.00%
Phoenix 1 Buyer Corp. 13723 Riverport Dr Suite 300 Maryland Heights, Missouri 63043	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 5.50%	0.00%	10.06%	11/20/2029	1,142	—	—	0.00%
Phoenix 1 Buyer Corp. 13723 Riverport Dr Suite 300 Maryland Heights, Missouri 63043	(4)	Electronic Equipment, Instruments and Components	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	11/20/2030	5,858	5,858	5,858	0.83%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	2/26/2027	620	139	145	0.02%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)	Electronic Equipment, Instruments and Components	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	2/26/2027	6,124	6,063	6,124	0.87%
Wildcat BuyerCo, Inc. 13235 Reese Blvd W, Huntersville, NC 28078	(4)(6)	Electronic Equipment, Instruments and Components	First Lien Secured Revolver	S + 6.25%	1.00%	10.91%	2/26/2027	256	(3)	—	0.00%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)(6)	Energy Equipment and Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	8/27/2031	1,020	546	550	0.08%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	8/27/2031	6,118	6,088	6,114	0.87%
CRCI Longhorn Holdings, Inc. 6504 Bridge Point Pkwy Suite 425 Austin, Texas 78730	(4)(6)	Energy Equipment and Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	8/27/2031	1,530	(7)	(1)	0.00%
DMC Holdco, LLC 623 E Artesia Blvd Carson, California 90746	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	7/13/2029	200	198	198	0.03%
Integrated Power ServicesHoldings, Inc. 250 Executive Center Dr Suite 201, Greenville, SC 29615	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.27%	11/22/2028	3,575	3,567	3,567	0.51%
Integrated Power ServicesHoldings, Inc. 250 Executive Center Dr Suite 201, Greenville, SC 29615	(4)(6)	Energy Equipment and Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	11/22/2028	8,937	(20)	(20)	0.00%
Phillips & Temro Industries Inc. 9700 W 74th St Eden Prairie, Minnesota 55344	(4)	Energy Equipment and Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	9/8/2025	200	200	200	0.03%
1364720 B.C. LTD. 1055 Georgia St W, Vancouver, BCO V6E 0B6	(4)	Financial Services	First Lien Secured Term Loan	C + 4.50%	0.75%	8.34%	9/9/2028	200	144	144	0.02%
ARETEC GROUP, INC. 655 W Broadway 11th Floor, San Diego, CA 92101	(4)	Financial Services	First Lien Secured Term Loan	S + 4.00%	0.00%	8.66%	8/9/2030	200	196	199	0.03%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/28/2028	543	(1)	(1)	0.00%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/28/2029	1,320	1,170	1,170	0.17%
Cerity Partners Equity Holding LLC 335 Madison Ave 23rd Floor New York, New York 10017	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/28/2029	10,139	(25)	(25)	0.00%
CFGI Holdings, LLC 1 Lincoln St Suite 1301 Boston, Massachusetts 2111	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	11/2/2027	270	(2)	(2)	0.00%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

CFGI Holdings, LLC 1 Lincoln St Suite 1301 Boston, Massachusetts 2111	(4)	Financial Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.16%	11/2/2027	6,730	6,675	6,675	0.95%
Cherry Bekaert Advisory LLC 3800 Glenwood Ave Suite 200, Raleigh, NC 27612	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	6/30/2028	200	200	200	0.03%
Citrin Cooperman Advisors, LLC 50 Rockefeller Plaza, New York, NY 10020	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	10/1/2027	586	586	586	0.08%
Contractual Buyer, LLC 9045 River Road Suite 450 Indianapolis, Indiana 46240	(4)	Financial Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	10/10/2030	200	200	200	0.03%
Foreside Financial Group, LLC 3 Canal Plaza Suite 100 Portland, Maine 4101	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	9/30/2027	12,220	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.75%	1.00%	10.41%	8/25/2028	764	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	8/25/2028	874	—	—	0.00%
Heights Buyer, LLC 800 Boylston St 16th Floor, Boston, MA 2199	(4)	Financial Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	8/25/2028	5,362	5,362	5,362	0.76%
Kriv Acquisition Inc. 2515 McKinney Ave Suite 1200 Dallas, Texas 75201	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 6.50%	1.00%	11.16%	7/6/2029	1,338	(7)	(7)	0.00%
Kriv Acquisition Inc. 2515 McKinney Ave Suite 1200 Dallas, Texas 75201	(4)	Financial Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	7/6/2029	200	199	199	0.03%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	6/3/2030	873	(9)	(9)	0.00%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	1,455	1,440	1,440	0.20%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	1,455	(14)	(14)	0.00%
Minotaur Acquisition, Inc. 2001 Spring Road Suite 700, Oak Brook, IL 60523	(4)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	6/3/2030	8,728	8,642	8,642	1.22%
Pathstone Family Office LLC 10 Sterling Blvd Suite 402 Englewood, New Jersey 7631	(4)(5)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	5/15/2029	1,454	(11)	(11)	0.00%
Pathstone Family Office LLC 10 Sterling Blvd Suite 402 Englewood, New Jersey 7631	(4)(5)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	5/15/2029	153	152	152	0.02%
PETRUS BUYER, INC. 100 Bayview Circle Suite 400, Newport Beach, CA 92660	(4)	Financial Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	10/17/2029	200	200	200	0.03%
PROJECT ACCELERATE PARENT LLC 2600 N. Dallas Parkway Ste 590 Frisco, Texas 75034	(4)(6)	Financial Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	2/24/2031	100	—	—	0.00%
RWA Wealth Partners, LLC 85 Wells Ave Suite 109 Newton, Massachusetts 2459	(4)	Financial Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	8/31/2028	200	200	200	0.03%
RYAN, LLC Three Galleria Tower 13155 Noel Rd, Dallas, TX 75240	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.00%	9.16%	11/14/2028	100	(1)	—	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)(6)	Financial Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	9/17/2031	194	(1)	(1)	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)(6)	Financial Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	9/17/2031	388	(2)	(2)	0.00%
The Chartis Group, LLC 220 W Kinzie St Third Floor, Chicago, IL 60654	(4)	Financial Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	9/17/2031	1,266	1,260	1,260	0.18%
Wealth Enhancement Group, LLC 505 Highway 169 N Suite 900, Plymouth, MN 55441	(4)	Financial Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	10/4/2028	200	199	199	0.03%
BCPE NORTH STAR US HOLDCO 2, INC. 30 7th St E Suite 2600 St Paul, Minnesota 55101	(4)(6)	Food Products	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	6/10/2026	100	80	80	0.01%
CHG PPC PARENT LLC 2201 Broadway St, San Antonio, TX 78215	(4)(6)	Food Products	First Lien Secured Revolver	S + 2.75%	0.00%	7.41%	12/8/2026	100	30	30	0.00%
RB Holdings Interco, LLC 3229 E Spring St Suite 310 Long Beach, California 90806	(4)	Food Products	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	5/4/2028	200	196	196	0.03%
Sugar PPC Buyer LLC 580 W Industrial Ct Villa Rica, Georgia 30180	(4)(6)	Food Products	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	10/2/2030	6,800	(32)	(32)	0.00%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

WPP Bullet Buyer, LLC 4118 S HALSTED ST CHICAGO, Illinois 60609	(4)(6)	Food Products	First Lien Secured Revolver	S + 5.25%	1.00%	9.81%	12/7/2029	83	63	65	0.01%
WPP Bullet Buyer, LLC 4118 S HALSTED ST CHICAGO, Illinois 60609	(4)	Food Products	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	12/7/2030	890	877	890	0.13%
AMS Parent, LLC 10725 IH 35 North Carrollton, Texas 78233	(4)	Ground Transportation	First Lien Secured Term Loan	S + 4.75%	0.75%	9.52%	10/25/2028	200	197	198	0.03%
Groome Transportation of Arizona, LLC 5500 Lewis Road, Sandston, VA 23150	(4)	Ground Transportation	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	4/8/2025	100	100	100	0.01%
Acentra Holdings, LLC 1600 Tysons Blvd Suite 1000, Mclean, VA 22102	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.50%	10.06%	12/17/2029	220	—	—	0.00%
Acentra Holdings, LLC 1600 Tysons Blvd Suite 1000, Mclean, VA 22102	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.50%	0.50%	10.06%	12/17/2029	77	76	76	0.01%
ATHENAHEALTH GROUP INC. 311 Arsenal St, Watertown, MA 2472	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 3.50%	0.00%	8.16%	2/15/2027	100	—	—	0.00%
Bracket Intermediate Holding Corp. 575 East Swedesford Road Suite 200, Wayne, PA 19087	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.50%	9.56%	2/7/2028	100	—	—	0.00%
Caerus US 1 Inc. 1040 Stony Hill Road, Yardley, PA 19067	(4)(5)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	5/25/2029	200	197	197	0.03%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.25%	0.75%	9.66%	4/2/2031	4,873	4,873	4,873	0.69%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	4/2/2031	717	—	—	0.00%
Continental Buyer, Inc. 2000 Peak Rd La Grange, Kentucky 40031	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/2/2031	1,911	—	—	0.00%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)	Health Care Technology	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	3/12/2031	2,150	2,150	2,150	0.30%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	3/12/2031	306	—	—	0.00%
Empower Payments Investor, LLC 1131 4th Ave S Suite 330 Nashville, Tennessee 37210	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	3/12/2030	163	—	—	0.00%
Ensemble RCM, LLC 11511 Reed Hartman Hwy, Blue Ash, OH 45241	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 3.00%	0.00%	7.56%	6/27/2028	100	—	—	0.00%
IMO Investor Holdings, Inc. 9600 W Bryn Mawr Ave Suite 100, Rosemont, IL 60018	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.50%	0.75%	9.67%	5/11/2029	200	200	200	0.03%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/3/2031	7,839	7,839	7,839	1.11%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)(6)	Health Care Technology	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/3/2031	3,266	—	—	0.00%
INVICTUS BUYER, LLC 10411 Clayton Rd Suite 211 St Louis, Missouri 63131	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	6/3/2031	1,210	—	—	0.00%
Net Health Acquisition Corp. 40 24th St 3rd Floor, Pittsburgh, PA 15222	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	7/5/2031	973	(5)	(5)	0.00%
Net Health Acquisition Corp. 40 24th St 3rd Floor, Pittsburgh, PA 15222	(4)	Health Care Technology	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	7/5/2031	7,588	7,552	7,552	1.07%
SDS BUYER, INC. 960 Blue Gentian Rd, St Paul, MN 55121	(4)	Health Care Technology	First Lien Secured Term Loan	S + 4.50%	0.00%	8.91%	9/30/2027	200	200	200	0.03%
ZELIS COST MANAGEMENT BUYER, INC. 149 Newbury St 5th Floor, Boston, MA 2116	(4)(6)	Health Care Technology	First Lien Secured Revolver	S + 2.75%	0.00%	7.31%	1/17/2029	100	—	—	0.00%
Alcor Scientific LLC 20 Thurber Blvd Smithfield, Rhode Island 2917	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.50%	1.00%	9.26%	1/31/2028	200	200	200	0.03%
Aspen Medical Products, LLC 6481 Oak Canyon Irvine, California 92618	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/10/2028	1,425	1,425	1,422	0.20%
Aspen Medical Products, LLC 6481 Oak Canyon Irvine, California 92618	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	6/10/2028	427	428	426	0.06%
Belmont Instrument, LLC 780 Boston Rd, Billerica, MA 1821	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	8/19/2028	200	200	200	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Blades Buyer, Inc. 6945 Southbelt Dr SE Caledonia, Michigan 49316	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.76%	3/28/2028	200	199	199	0.03%
BVI Medical, Inc. 411 Waverley Oaks Rd, Waltham, MA 2452	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	E + 3.75%	0.00%	6.81%	8/28/2025	100	94	94	0.01%
Cadence, Inc. 9 Technology Dr, Staunton, VA 24401	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/21/2026	200	200	199	0.03%
CDL Parent, Inc. 6400 Brooktree Ct Suite 320 Wexford, Pennsylvania 15090	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	12/7/2027	200	200	199	0.03%
CPC/Cirtec Holdings, Inc 99 Print Shop Rd, Enfield, CT 6082	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	1/30/2029	1,669	1,661	1,661	0.24%
CPC/Cirtec Holdings, Inc 99 Print Shop Rd, Enfield, CT 6082	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	10/31/2028	558	(3)	(3)	0.00%
RESONETICS, LLC 26 Whipple St, Nashua, NH 3060	(4)(6)	Healthcare Equipment and Supplies	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	4/28/2026	100	(1)	(1)	0.00%
TIDI LEGACY Products, INC. 570 Enterprise Dr, Neenah, WI 54956	(4)	Healthcare Equipment and Supplies	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	12/19/2029	200	200	200	0.03%
123Dentist Inc. 4321 Still Creek Ave Suite 200, Burnaby, BCO V5C 6S7	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.31%	8/10/2029	10,138	(35)	(34)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	7/2/2031	453	(3)	(3)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/2/2031	226	(2)	(2)	0.00%
AB Centers Acquisition Corporation 2100 Kramer Ln Suite 150, Austin, TX 78758	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	7/2/2031	2,491	2,473	2,473	0.35%
ACI Group Holdings, Inc. 4990 Highway 70 Suite 300, Kinston, NC 28501	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	0.75%	10.26%	8/2/2028	200	199	199	0.03%
Arrow Management Acquisition, LLC 187 N Church St Suite 201 Spartanburg, South Carolina 29306	(4)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.16%	10/14/2027	7,000	6,913	6,913	0.98%
Cardiology Management Holdings, LLC 225 Dunn St, Houma, LA 70360	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	1/31/2029	200	200	200	0.03%
Community Medical Acquisition Corp. 9449 N 90th St Suite 210 Scottsdale, Arizona 85258	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	12/15/2028	100	98	98	0.01%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	522	522	522	0.07%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	604	604	604	0.09%
CROWN LAUNDRY, LLC 25 W Cedar St Suite 405, Pensacola, FL 32502	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	3/8/2027	2,874	2,874	2,874	0.41%
CVR MANAGEMENT, LLC 7474 Greenway Center Dr Suite 1000, Greenbelt, MD 20770	(4)(6)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	1/4/2027	200	135	135	0.02%
DCA Investment Holding LLC 5875 Landerbrook Dr, Cleveland, OH 44124-6511	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.40%	0.75%	10.96%	4/3/2028	200	197	197	0.03%
DOCS, MSO, LLC 9349 Waterstone Boulevard 3rd Floor Cincinnati, Ohio 45249	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	0.75%	10.51%	6/1/2028	100	99	99	0.01%
ENT MSO, LLC 15280 NW 79th Ct Suite 200, Miami Lakes, FL 33016	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.16%	12/31/2025	200	200	200	0.03%
Golden State Buyer, Inc. 5187 Camino Ruiz, Camarillo, CA 93012	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.00%	9.31%	6/21/2026	200	200	200	0.03%
ImageFirst Holdings, LLC 900 E 8th Ave Suite 200 King of Prussia, Pennsylvania 19406	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 4.00%	0.75%	8.56%	4/27/2028	100	20	20	0.00%
IvyRehab Intermediate II, LLC 1311 Mamaroneck Ave Suite 140 White Plains, New York 10605	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	4/23/2029	200	200	200	0.03%
NJEye LLC 420 Mountain Ave 4th Floor New Providence, New Jersey 7974	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	3/14/2025	200	200	200	0.03%
OB Hospitalist Group, Inc. 777 Lowndes Hill Rd bldg 1 Greenville, South Carolina 29607	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	10.01%	9/27/2027	200	200	200	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

OIS Management Services, LLC 2600 S 56th St Suite A, Lincoln, NE 68506	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	11/16/2028	3,159	3,097	3,099	0.44%
OIS Management Services, LLC 2600 S 56th St Suite A, Lincoln, NE 68506	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	11/16/2028	3,841	3,766	3,768	0.53%
ONS MSO, LLC 6 Greenwich Office Park Greenwich, Connecticut 6831	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	P + 5.25%	1.00%	13.25%	7/8/2026	24	10	10	0.00%
ONS MSO, LLC 6 Greenwich Office Park Greenwich, Connecticut 6831	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.41%	7/8/2026	221	106	106	0.01%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.91%	12/28/2027	140	139	139	0.02%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 6.25%	1.00%	10.81%	12/28/2025	93	—	—	0.00%
ONSITE HOLDINGS, LLC 209 10th Ave S Suite 560 Nashville, Tennessee 37203	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.25%	0.00%	10.91%	12/28/2027	200	200	200	0.03%
Orsini Pharmaceutical Services, LLC 1107 Nicholas Blvd Elk Grove Village, Illinois 60007	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	0.75%	10.01%	5/2/2029	200	200	200	0.03%
Phantom Purchaser, Inc. 150 Hilton Dr Jeffersonville, Indiana 47130	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	9/19/2031	382	(1)	(1)	0.00%
Phantom Purchaser, Inc. 150 Hilton Dr Jeffersonville, Indiana 47130	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/19/2031	2,989	2,981	2,982	0.42%
Phynet Dermatology LLC 302 Innovation Dr Suite 400, Franklin, TN 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	10/20/2029	200	200	200	0.03%
Premise Health Holding Corp. 5500 Maryland Way Suite 120, Brentwood, TN 37027	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	0.75%	9.91%	3/3/2031	6,103	6,103	6,103	0.87%
Premise Health Holding Corp. 5500 Maryland Way Suite 120, Brentwood, TN 37027	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	3/1/2030	712	—	—	0.00%
RxSense Holdings LLC 99 High St Suite 2800 Boston, Massachusetts 2110	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.00%	0.00%	9.66%	3/13/2026	200	200	200	0.03%
SCP EYE CARE HOLDCO, LLC 5775 Glenridge Dr NE Building B, Suite 500, Atlanta, GA 30328	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.16%	10/5/2029	4,300	—	—	0.00%
SCP EYE CARE HOLDCO, LLC 5775 Glenridge Dr NE Building B, Suite 500, Atlanta, GA 30328	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	10/5/2029	2,139	2,139	2,139	0.30%
SM Wellness Holdings, Inc. 15601 Dallas Pkwy Suite 500, Addison, TX 75001	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.32%	4/17/2028	200	200	200	0.03%
Smile Doctors LLC 285 Southeast Inner Loop, Georgetown, TX 78626	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.90%	0.75%	10.41%	12/23/2028	100	100	100	0.01%
Specialized Dental Holdings II, LLC 720 Cool Springs Blvd Suite 150 Franklin, Tennessee 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.41%	11/1/2027	200	200	200	0.03%
SpecialtyCare, Inc. 3 Maryland Farms Suite 200, Brentwood, TN 37027	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.57%	6/18/2028	100	95	95	0.01%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 5.25%	1.00%	9.81%	10/30/2026	196	0	(1)	0.00%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	10/30/2026	2,304	2,305	2,293	0.33%
STCH Acquisition Inc. 7200 Hudson Blvd N Suite 230 Oakdale, Minnesota 55128	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	10/30/2026	2,304	2,305	2,293	0.33%
The GI Alliance Management, LLC 505 S Nolen Dr, Southlake, TX 76092	(4)(6)	Healthcare Providers and Services	First Lien Secured Delayed Draw Term Loan	S + 5.50%	1.00%	10.06%	9/15/2028	8,458	1,816	1,816	0.26%
TST Intermediate Holdings, LLC 75 Enterprise, Suite 200, Aliso Viejo, CA 92656	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	11/27/2026	200	199	199	0.03%
Turningpoint Healthcare Solutions, LLC 1000 Primera Blvd Suite 3160 Lake Mary, Florida 32746	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	1.00%	9.51%	7/14/2027	200	199	199	0.03%
United Digestive MSO Parent, LLC 1355 Peachtree St NE Suite 1600, Atlanta, GA 30309	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	3/30/2029	200	200	198	0.03%
Urology Management Holdings, Inc. 501 E Broward Blvd Suite 2150 Fort Lauderdale, Florida 33301	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 5.50%	2.00%	9.91%	6/15/2027	200	198	198	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

USHV Management, LLC 341 Cool Springs Boulevard Ste 305 Franklin, Tennessee 37067	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 6.37%	1.00%	11.03%	12/23/2027	100	98	98	0.01%
Vital Care Buyer, LLC 1170 NE Industrial Park Rd Meridian, Mississippi 39301	(4)	Healthcare Providers and Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	7/30/2031	5,289	5,264	5,264	0.75%
Vital Care Buyer, LLC 1170 NE Industrial Park Rd Meridian, Mississippi 39301	(4)(6)	Healthcare Providers and Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	7/30/2031	696	(3)	(3)	0.00%
BJH HOLDINGS III CORP. 124 W Oxmoor Rd, Birmingham, AL 35209	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	8/19/2027	200	199	199	0.03%
Movati Athletic (Group) Inc. 33 University Ave W, Windsor, ONT N9A 5N8	(4)(5)(6)	Hotels, Restaurants and Leisure	First Lien Secured Delayed Draw Term Loan	C + 5.25%	0.00%	9.41%	5/29/2030	918	(7)	(7)	0.00%
Movati Athletic (Group) Inc. 33 University Ave W, Windsor, ONT N9A 5N8	(4)(5)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	C + 5.25%	1.00%	9.41%	5/29/2030	7,551	5,365	5,365	0.76%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)(6)	Hotels, Restaurants and Leisure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.96%	3/2/2028	630	110	110	0.02%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	3/2/2028	2,806	2,792	2,792	0.40%
Southpaw AP Buyer, LLC 510 Walnut St 9th Floor Philadelphia, Pennsylvania 19106	(4)(6)	Hotels, Restaurants and Leisure	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	3/2/2028	252	(1)	(1)	0.00%
Ungerboeck Systems International, LLC 100 Ungerboeck Park O’Fallon, Missouri 63368	(4)	Hotels, Restaurants and Leisure	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	4/30/2027	200	200	200	0.03%
STANTON CARPET INTERMEDIATE HOLDINGS II, INC. 100 Sunnyside Boulevard Extension Suite 100 Woodbury, New York 11797	(4)	Household Durables	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	10/1/2027	200	200	200	0.03%
TPC US Parent, LLC 151 Struthers Street Warren, Pennsylvania 16365	(4)	Household Products	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	11/22/2025	200	199	199	0.03%
Wu Holdco, Inc. 705 Tri State Pkwy Gurnee, Illinois 60031	(4)(6)	Household Products	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	3/26/2027	3,526	2,460	2,460	0.35%
Wu Holdco, Inc. 705 Tri State Pkwy Gurnee, Illinois 60031	(4)(6)	Household Products	First Lien Secured Revolver	S + 5.00%	0.00%	9.56%	3/26/2027	362	66	66	0.01%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)(6)	Industrial Conglomerates	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.21%	10/26/2027	3,213	(8)	(8)	0.00%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)	Industrial Conglomerates	First Lien Secured Term Loan	S + 5.25%	0.75%	10.06%	10/26/2027	8,161	8,141	8,141	1.15%
Harvey Tool Company, LLC 428 Newburyport Turnpike, Rowley, MA 01969-1729	(4)(6)	Industrial Conglomerates	First Lien Secured Revolver	S + 5.50%	0.75%	10.21%	10/26/2027	964	(2)	(2)	0.00%
Accession Risk Management, Inc. 2900 SW 149th Ave Suite 100, Miramar, FL 33027	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	11/1/2029	2,082	283	283	0.04%
Accession Risk Management, Inc. 2900 SW 149th Ave Suite 100, Miramar, FL 33027	(4)(6)	Insurance	First Lien Secured Revolver	S + 4.75%	0.75%	9.41%	11/1/2029	231	(1)	(1)	0.00%
Alera Group, Inc. 3 Parkway North Suite 400, Deerfield, IL 60015	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	10/2/2028	200	198	198	0.03%
ALLIED BENEFIT SYSTEMS INTERMEDIATE LLC Eagan Ave, Eagan, MN 55121	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	10/31/2030	620	620	620	0.09%
ALLIED BENEFIT SYSTEMS INTERMEDIATE LLC Eagan Ave, Eagan, MN 55121	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	10/31/2030	3,380	3,380	3,380	0.48%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	7/30/2027	867	860	860	0.12%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	7/30/2027	223	(2)	(2)	0.00%
AMBA Buyer, Inc. 6034 W Courtyard Dr Suite 300 Austin, Texas 78730	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	7/30/2027	2,910	2,889	2,889	0.41%
Amerilife Holdings LLC 2650 McCormick Dr, Clearwater, FL 33759	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.41%	8/31/2029	12,291	5,016	5,016	0.71%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

AQ SUNSHINE, INC. 1277 Treat Blvd Suite 400 Walnut Creek, California 94597	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	7/24/2031	200	199	199	0.03%
ARDONAGH MIDCO 3 PLC 2 Minster Court Mincing Lane, London, 0 EC3R 7PD	(4)	Insurance	First Lien Secured Term Loan	E + 4.75%	0.00%	7.61%	2/17/2031	1,984	2,159	2,159	0.31%
ARDONAGH MIDCO 3 PLC 2 Minster Court Mincing Lane, London, 0 EC3R 7PD	(4)	Insurance	First Lien Secured Term Loan	S + 4.75%	0.50%	9.16%	2/17/2031	5,016	5,016	5,016	0.71%
Beyond Risk Parent Holdings, Inc. 3101 N Central Ave Suite 400, Phoenix, AZ 85012	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.06%	10/8/2027	6,374	515	515	0.07%
Galway Borrower LLC 135 Main St 21st Floor San Francisco, California 94105	(4)	Insurance	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	9/29/2028	200	198	198	0.03%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.50%	1.00%	10.06%	9/30/2028	327	(3)	(3)	0.00%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)	Insurance	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	9/30/2028	1,403	1,396	1,396	0.20%
Imagine 360 LLC 1550 Liberty Ridge Dr Wayne, Pennsylvania 19087	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	9/30/2028	767	(4)	(4)	0.00%
Integrity Marketing Acquisition, LLC 1445 Ross Ave 40th Floor, Dallas, TX 75202	(4)	Insurance	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	8/25/2028	7,680	7,647	7,648	1.08%
McLarens Midco Inc. 3720 Davinci Ct Suite 200 Peachtree Corners, Georgia 30092	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.21%	12/19/2025	663	65	65	0.01%
Oakbridge Insurance Agency, LLC PO BOX 1049 La Grange, Atlanta, GA 30241	(4)	Insurance	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	11/1/2029	200	200	200	0.03%
Pareto Health Intermediate Holdings, Inc. 2929 Walnut Street Suite 1500, Philadelphia, PA 19104	(4)	Insurance	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	6/1/2030	200	200	200	0.03%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.71%	10/16/2028	1,412	1,405	1,405	0.20%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.00%	0.75%	9.76%	10/16/2028	534	86	86	0.01%
Patriot Growth Insurance Services, LLC 501 Office Center Dr Suite 215 Fort Washington, Pennsylvania 19034	(4)	Insurance	First Lien Secured Term Loan	S + 5.00%	0.75%	9.71%	10/16/2028	5,054	5,028	5,028	0.71%
Riser Interco LLC 555 E North Ln Suite 6060, Conshohocken, PA 19428	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/31/2029	11,599	8,744	8,744	1.24%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)	Insurance	First Lien Secured Term Loan	S + 5.75%	1.00%	10.41%	12/2/2026	200	200	199	0.03%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)(6)	Insurance	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.00%	10.16%	10/31/2031	660	0	(3)	0.00%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)(6)	Insurance	First Lien Secured Revolver	S + 5.50%	0.00%	10.16%	10/31/2031	330	0	(2)	0.00%
THG Acquisition, LLC 6802 Paragon Place Suite 200, Richmond, VA 23230	(4)	Insurance	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	5/30/2030	2,961	2,961	2,946	0.42%
World Insurance Associates, LLC 100 Wood Ave South, 4th Floor , Iselin, NJ 8830	(4)	Insurance	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	4/3/2028	200	199	199	0.03%
BigTime Software, Inc. 311 S Wacker Dr Suite 2300 Chicago, Illinois 60606	(4)	IT Services	First Lien Secured Term Loan	S + 6.25%	0.75%	10.81%	6/30/2028	200	200	200	0.03%
Cardinal Parent, Inc. 10700 W Research Dr. Suite 400, Milwaukee, WI 53226	(4)	IT Services	First Lien Secured Term Loan	S + 4.50%	0.75%	9.21%	11/12/2027	200	187	191	0.03%
DCert Buyer, Inc. 2801 N Thanksgiving Way Suite 500, Lehi, UT 84043	(4)(6)	IT Services	First Lien Secured Revolver	S + 3.75%	0.00%	8.31%	10/16/2026	100	—	—	0.00%
GOVDELIVERY HOLDINGS, LLC 1999 Broadway Suite 3600, Denver, CO 80202	(4)(6)	IT Services	First Lien Secured Term Loan	S + 5.75% (incl 2.25% PIK)	0.75%	10.31%	1/17/2031	200	199	199	0.03%
LogicMonitor, Inc. 820 State St Floor 1, Santa Barbara, CA 93101	(4)	IT Services	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	5/15/2026	200	200	200	0.03%
Marco Technologies, LLC 4510 Heatherwood Rd St Cloud, Minnesota 56301	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	11/24/2026	200	200	200	0.03%
Medallia, Inc. 575 Market St Suite 1850, San Francisco, CA 94105	(4)	IT Services	First Lien Secured Term Loan	S + 6.50%	0.75%	10.91%	10/29/2028	100	97	97	0.01%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	6/10/2031	824	—	—	0.00%
NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	6/10/2030	1,120	—	—	0.00%
NOBLE MIDCO 3 LIMITED 84 Wooster Street Ext Suite 404, New York, NY 10012	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	6/10/2031	5,056	5,056	5,056	0.72%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	4/22/2031	4,429	4,429	4,410	0.63%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	4/22/2031	771	—	(3)	0.00%
OEConnection LLC 3600 Embassy Pkwy Suite 300 Fairlawn, Ohio 44333	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	4/22/2031	482	—	(2)	0.00%
PASSAGEWAYS, INC. 8 North 3rd St. Suite 101 Lafayette, Indiana 47901	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	7/21/2027	200	200	200	0.03%
PDI TA HOLDINGS, INC. 11675 Rainwater Dr Suite 350, Alpharetta, GA 30009	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	2/3/2031	200	200	200	0.03%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)	IT Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	9/30/2031	8,686	8,621	8,622	1.22%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)(6)	IT Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	3/31/2031	998	142	142	0.02%
Ridge Trail US Bidco, Inc. 28 Liberty St Suite 902, New York, NY 10005	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.41%	9/30/2031	2,995	(22)	(22)	0.00%
Safety Borrower Holdings LLC 5445 DTC Pkwy Suite 950 Greenwood Village, Colorado 80111	(4)(6)	IT Services	First Lien Secured Revolver	P + 4.25%	0.00%	12.25%	9/1/2027	499	125	125	0.02%
Safety Borrower Holdings LLC 5445 DTC Pkwy Suite 950 Greenwood Village, Colorado 80111	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	10.02%	9/1/2027	3,501	3,501	3,501	0.50%
SailPoint Technologies Holdings, Inc. 11120 Four Points Dr Suite 100, Austin, TX 78726	(4)(5)	IT Services	First Lien Secured Term Loan	S + 6.00%	0.75%	10.56%	8/16/2029	200	200	200	0.03%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)(6)	IT Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	9/13/2028	467	232	232	0.03%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)(6)	IT Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	9/13/2028	272	(1)	(1)	0.00%
Spirit RR Holdings, Inc. 11 E 26th St 12th Floor New York, New York 10010	(4)	IT Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	9/13/2028	3,260	3,252	3,252	0.46%
Storable, Inc. 701 Brazos Street Suite 300, Austin, TX 78701	(4)(6)	IT Services	First Lien Secured Revolver	S + 2.75%	0.00%	7.41%	4/16/2026	100	25	25	0.00%
VS BUYER, LLC 3000 Carillon Point Kirkland, Seattle, WA 98033	(4)(6)	IT Services	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	4/12/2029	100	—	—	0.00%
WELOCALIZE, INC. 15 W 37th St 4th Floor, New York, NY 10018	(4)	IT Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	6/23/2026	200	200	200	0.03%
KWOL Acquisition, Inc. 600 Park Offices Dr Suite 200, Research Triangle Park, NC 27709	(4)(6)	Life Sciences Tools & Services	First Lien Secured Revolver	S + 6.25%	0.75%	10.81%	12/12/2029	841	—	—	0.00%
KWOL Acquisition, Inc. 600 Park Offices Dr Suite 200, Research Triangle Park, NC 27709	(4)	Life Sciences Tools & Services	First Lien Secured Term Loan	S + 6.25%	0.75%	10.66%	12/12/2029	6,159	6,159	6,159	0.87%
Clyde Industries US Holdco, Inc. 16192 Coastal Hwy Lewes, Delaware 19958	(4)	Machinery	First Lien Secured Term Loan	S + 5.00%	0.00%	9.71%	12/18/2025	200	200	200	0.03%
Dynatect Group Holdings, Inc. 2300 S Calhoun Rd New Berlin, Wisconsin 53151	(4)	Machinery	First Lien Secured Term Loan	S + 4.50%	1.00%	9.16%	9/30/2026	200	200	200	0.03%
Engineered Machinery Holdings, Inc. 3500 Lacey Road Suite 290, Downers Grove, IL 60515	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	5/21/2026	100	9	9	0.00%
Flow Control Solutions, Inc. 900 N Michigan Ave Suite 1800 Chicago, Illinois 60611	(4)(6)	Machinery	First Lien Secured Revolver	S + 6.00%	0.75%	10.56%	3/29/2029	936	(7)	(7)	0.00%
Flow Control Solutions, Inc. 900 N Michigan Ave Suite 1800 Chicago, Illinois 60611	(4)(6)	Machinery	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	3/29/2029	5,241	74	74	0.01%
Merlin Buyer, Inc. Post Office Box 336, Birmingham, OH 44816	(4)	Machinery	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	12/14/2028	5,550	5,550	5,550	0.79%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Merlin Buyer, Inc. Post Office Box 336, Birmingham, OH 44816	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	12/14/2026	1,450	(14)	(14)	0.00%
PROCESS EQUIPMENT, INC. 2770 Welborn St Pelham, Alabama 35124	(4)	Machinery	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	9/6/2027	200	200	200	0.03%
Process Insights Acquisition, Inc. 4140 World Houston Pkwy Houston, Texas 77032	(4)	Machinery	First Lien Secured Term Loan	S + 6.00%	0.00%	10.56%	7/18/2029	200	200	200	0.03%
Victory Buyer LLC 50 E 153rd St Bronx, Bronx, NY 10451	(4)(6)	Machinery	First Lien Secured Revolver	S + 3.75%	0.00%	8.41%	11/19/2026	100	33	33	0.00%
FITNESS INTERNATIONAL LLC 2600 Michelson Dr, Irvine, CA 92612	(4)	Media	First Lien Secured Term Loan	S + 5.25%	0.00%	9.81%	2/12/2029	10,880	10,871	10,891	1.54%
Klick, Inc. 175 Bloor St E North Tower, 3rd Floor Toronto, Ontario M4W	(4)(5)	Media	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	3/31/2028	732	725	725	0.10%
LEARFIELD COMMUNICATIONS, LLC 2400 Dallas Pkwy Suite 500, Plano, TX 75093	(4)(6)	Media	First Lien Secured Revolver	S + 3.25%	1.00%	7.81%	12/31/2027	100	—	—	0.00%
Trunk Acquisition, Inc. 3200 Rice Mine Rd NE Tuscaloosa, Alabama 35406	(4)	Media	First Lien Secured Term Loan	S + 5.75%	0.00%	10.46%	2/19/2027	200	200	200	0.03%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)(6)	Media	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.41%	6/12/2028	688	(3)	(3)	0.00%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)(6)	Media	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	6/12/2028	132	43	43	0.01%
W2O Holdings, INC. 199 Water St 12th Floor New York, New York 10038	(4)	Media	First Lien Secured Term Loan	S + 4.75%	1.00%	9.16%	6/12/2028	1,608	1,600	1,600	0.23%
AMSPEC Parent, LLC 1249 Cranbury South River Rd Suite 204, Cranbury, NJ 8512	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	12/5/2030	100	100	100	0.01%
EDPO, LLC 10 S Wacker Dr Chicago, Illinois 60606	(4)(6)	Oil, Gas and Consumable Fuels	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	12/8/2026	81	22	22	0.00%
EDPO, LLC 10 S Wacker Dr Chicago, Illinois 60606	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 4.50%	0.75%	9.16%	12/8/2027	6,919	6,919	6,919	0.98%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	932	930	930	0.13%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)(6)	Oil, Gas and Consumable Fuels	First Lien Secured Revolver	S + 5.00%	1.00%	9.66%	1/24/2028	710	47	47	0.01%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	443	442	442	0.06%
Valicor PPC Intermediate II LLC 1045 Reed Road Monroe, Ohio 45050	(4)	Oil, Gas and Consumable Fuels	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	7/24/2028	2,663	2,657	2,657	0.38%
APOTHECARY PRODUCTS, LLC 11750 12Th Ave Burnsville, Minnesota 55337	(4)(5)	Personal Care Products	First Lien Secured Term Loan	S + 6.75%	0.00%	11.26%	7/27/2025	197	197	197	0.03%
SWANSON HEALTH PRODUCTS, INCORPORATED 4075 40th Ave SW, Fargo, ND 58103	(4)	Personal Care Products	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	6/30/2025	200	200	200	0.03%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)	Pharmaceuticals	First Lien Secured Term Loan	E + 6.75% (incl 3.37% PIK)	1.00%	9.81%	9/30/2030	2,727	2,968	2,953	0.42%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)(6)	Pharmaceuticals	First Lien Secured Revolver	S + 6.00%	1.00%	10.56%	10/1/2029	826	—	(4)	0.00%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)(6)	Pharmaceuticals	First Lien Secured Delayed Draw Term Loan	S + 6.75% (incl 3.37% PIK)	1.00%	11.31%	9/30/2030	466	163	161	0.02%
Bamboo US BidCo LLC 927 S Curry Pike, Bloomington, IN 47403	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 6.75% (incl 3.37% PIK)	1.00%	11.31%	9/30/2030	3,004	3,004	2,989	0.42%
Bridges Consumer Healthcare Intermediate LLC 1100 Market St Suite 600 Chattanooga, Tennessee 37402	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 6.19%	1.00%	10.85%	1/20/2027	200	200	200	0.03%
Exactcare Parent Inc. 8333 Rockside Road, Valley View, OH 44125	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	11/5/2029	200	200	200	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Tersera Therapeutics, LLC 520 Lake Cook Rd Suite 500 Deerfield, Illinois 60015	(4)(6)	Pharmaceuticals	First Lien Secured Revolver	S + 6.75%	1.00%	11.31%	4/4/2029	116	—	—	0.00%
Tersera Therapeutics, LLC 520 Lake Cook Rd Suite 500 Deerfield, Illinois 60015	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	4/4/2029	3,884	3,884	3,884	0.55%
TWL Holdings Corp 9019 Garners Ferry Road, Hopkins, SC 29061	(4)	Pharmaceuticals	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	11/6/2025	200	200	200	0.03%
Analytic Partners, LP 1441 Brickell Ave Suite 1220 Miami, Florida 33131	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	4/4/2028	200	200	200	0.03%
Applied Technical Services, LLC 1049 Triad Ct, Marietta, GA 30062	(4)	Professional Services	First Lien Secured Term Loan	S + 5.75%	1.00%	10.46%	12/29/2026	200	197	197	0.03%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.75%	9.31%	8/1/2031	3,277	267	267	0.04%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	8/1/2031	7,536	7,518	7,518	1.07%
Aprio Advisory Group, LLC 2002 Summit Blvd Suite 120 Atlanta, Georgia 30319	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.75%	0.75%	9.31%	8/1/2031	1,638	520	520	0.07%
AQ Carver Buyer, Inc. 3350 Buschwood Park Drive Suite 200, Tampa, FL 33618	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	0.00%	9.81%	8/2/2028	100	—	—	0.00%
Clinical Education Alliance, LLC 12001 Sunrise Valley Dr Suite 300 Reston, Virginia 20191	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.71%	12/21/2026	100	99	99	0.01%
CRISIS PREVENTION INSTITUTE, INC. 10850 W. Park Place Suite 250, Milwaukee, WI 53224	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	4/9/2029	100	—	—	0.00%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	591	68	68	0.01%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	786	786	786	0.11%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	556	556	556	0.08%
DISA Holdings Corp. 11740 Katy Fwy Suite 900 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/9/2028	2,068	2,068	2,068	0.29%
DTI Holdco, Inc. 501 Kansas Ave, Kansas City, KS 66105	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.41%	4/26/2029	200	201	201	0.03%
Foreigner Bidco Inc. 111 8th Ave 13th Floor New York, New York 10011	(4)	Professional Services	First Lien Secured Term Loan	S + 5.50%	1.00%	10.26%	4/19/2028	200	200	200	0.03%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.31%	4/2/2031	2,158	—	—	0.00%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	4/2/2031	1,151	144	144	0.02%
Ground Penetrating Radar Systems, LLC 5217 Monroe St Suite A Toledo, Ohio 43623	(4)	Professional Services	First Lien Secured Term Loan	S + 4.25%	1.00%	8.91%	4/2/2031	9,063	9,063	9,063	1.28%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	6/28/2030	932	(2)	(2)	0.00%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	6/30/2031	1,397	239	239	0.03%
HSI Halo Acquisition, Inc. 6136 Frisco Square Blvd Ste 285 Frisco, Texas 75034	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	6/30/2031	7,825	7,806	7,806	1.11%
IG Investments Holdings, LLC 11224 Hammond Drive, Suite #1500, Atlanta, GA 30346	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.00%	9.56%	9/22/2031	293	0	(1)	0.00%
IG Investments Holdings, LLC 11224 Hammond Drive, Suite #1500, Atlanta, GA 30346	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	9/22/2028	2,608	2,609	2,595	0.37%
Iris Buyer LLC 300 N. LaSalle Street, Chicago, IL 60654	(4)	Professional Services	First Lien Secured Term Loan	S + 6.25%	1.00%	10.81%	10/2/2030	200	197	197	0.03%
KENE Acquisition, Inc. 28100 Torch Pkwy Suite 400, Warrenville, IL 60555	(4)(6)	Professional Services	First Lien Secured Term Loan	S + 5.25%	1.00%	9.91%	2/7/2031	200	200	200	0.03%
Keng Acquisition, Inc. 4000 Hollywood Blvd Suite 400-North, Hollywood, FL 33021	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	8/1/2029	200	197	197	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Marina Acquisition, Inc. 2875 Decker Lake Dr Ste 300 Salt Lake City, Utah 84119	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	7/1/2030	2,152	2,130	2,130	0.30%
Marina Acquisition, Inc. 2875 Decker Lake Dr Ste 300 Salt Lake City, Utah 84119	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	7/1/2030	307	(3)	(3)	0.00%
MHE Intermediate Holdings, LLC 3235 Levis Commons Blvd., Perrysburg, OH 43528	(4)	Professional Services	First Lien Secured Term Loan	S + 6.00%	1.00%	10.71%	7/21/2027	200	200	200	0.03%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.75%	9.16%	7/17/2030	3,409	(17)	(17)	0.00%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)(6)	Professional Services	First Lien Secured Revolver	S + 4.50%	0.75%	9.16%	7/17/2029	1,704	(9)	(8)	0.00%
Propio LS, LLC 10801 Mastin St Suite 580 Overland Park, Kansas 66210	(4)	Professional Services	First Lien Secured Term Loan	S + 4.50%	0.75%	8.91%	7/17/2030	7,082	7,047	7,047	1.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/1/2031	2,252	—	—	0.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.25%	0.75%	9.81%	4/1/2030	1,201	—	—	0.00%
RIMKUS CONSULTING GROUP, INC. 12140 Wickchester Ln Suite 300 Houston, Texas 77079	(4)	Professional Services	First Lien Secured Term Loan	S + 5.25%	0.75%	9.81%	4/1/2031	8,984	8,984	8,984	1.27%
Ruppert Landscape, LLC 23601 Laytonsville Rd Laytonsville, Maryland 20882	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.75%	0.75%	10.16%	12/1/2028	4,804	(48)	(47)	—0.01%
Ruppert Landscape, LLC 23601 Laytonsville Rd Laytonsville, Maryland 20882	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	12/1/2028	320	50	50	0.01%
Tempo Buyer Corp. 6676 Corporate Center Parkway Suite 107 Jacksonville, Florida 32216	(4)	Professional Services	First Lien Secured Term Loan	S + 4.75%	0.75%	9.31%	8/26/2028	200	200	200	0.03%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	12/31/2029	900	(4)	(4)	0.00%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	12/31/2029	2,773	(14)	(13)	0.00%
USRP Holdings, Inc. 99 Wood Ave S Suite 501 Iselin, New Jersey 8830	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	12/31/2029	8,699	8,657	8,658	1.23%
Vaco Holdings, LLC 5501 Virginia Way Suite 120, Brentwood, TN 37027	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	1/21/2027	100	—	—	0.00%
Vensure Employer Services, Inc. 2600 W Geronimo Pl Suite 100, Chandler, AZ 85224	(4)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.50%	9.66%	9/27/2031	-	—	—	0.00%
Vensure Employer Services, Inc. 2600 W Geronimo Pl Suite 100, Chandler, AZ 85224	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.50%	9.56%	9/27/2031	1,947	1,937	1,938	0.27%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)(6)	Professional Services	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.56%	10/1/2031	2,258	0	(11)	0.00%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)	Professional Services	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	10/1/2031	5,419	5,419	5,392	0.76%
YA Intermediate Holdings II, LLC 3102 West End Ave Suite 175 Nashville, Tennessee 37203	(4)(6)	Professional Services	First Lien Secured Revolver	S + 5.00%	0.75%	9.56%	10/1/2031	1,084	0	(5)	0.00%
Sako and Partners Lower Holdings LLC 945 Bunker Hill Rd Floor 14, Houston, TX 77024	(4)(6)	Real Estate Management and Development	First Lien Secured Revolver	S + 4.50%	1.00%	9.16%	9/15/2028	418	(1)	(1)	0.00%
Sako and Partners Lower Holdings LLC 945 Bunker Hill Rd Floor 14, Houston, TX 77024	(4)	Real Estate Management and Development	First Lien Secured Term Loan	S + 4.50%	1.00%	9.06%	9/15/2028	6,582	6,567	6,567	0.93%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	1,753	1,753	1,753	0.25%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	1,371	914	914	0.13%
365 Retail Markets, LLC 1743 Maplelawn Dr Troy, Michigan 48084	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.46%	12/23/2026	3,876	3,876	3,876	0.55%
Adelaide Borrower, LLC 420 East South Temple Suite 300, Salt Lake, UT 84111	(4)	Software	First Lien Secured Term Loan	S + 6.75% (incl 3.37% PIK)	0.75%	11.31%	5/8/2030	200	198	198	0.03%
ALTA BUYER, LLC 1787 Fort Union Blvd Suite 200, Salt Lake City, UT 84121	(4)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	12/21/2027	200	199	199	0.03%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

AQA Acquisition Holding, Inc. 450 Artisan Way #400, Somerville, MA 2145	(4)(6)	Software	First Lien Secured Revolver	S + 3.25%	0.00%	7.91%	3/3/2026	100	74	74	0.01%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Revolver	S + 4.50%	0.50%	9.06%	7/26/2030	399	396	396	0.06%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Revolver	S + 4.50%	0.50%	9.06%	7/26/2030	188	186	186	0.03%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Term Loan	S + 4.50%	0.50%	9.06%	7/28/2031	3,354	3,330	3,330	0.47%
Artifact Bidco, Inc. 3300 N Triumph Blvd Suite 800, Lehi, UT 84043	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.50%	0.50%	9.06%	7/28/2031	821	815	815	0.12%
Banker’s Toolbox, Inc. 12331 Riata Trace Pkwy Building 4, Suite 200 Austin, Texas 78727	(4)	Software	First Lien Secured Term Loan	S + 4.50%	0.75%	9.06%	7/27/2027	200	199	199	0.03%
Bluecat Networks (USA) Inc. 4100 Yonge St Suite 300 North York, Ontario M2P 2B5	(4)(5)(6)	Software	First Lien Secured Term Loan	S + 5.75% (incl 2.00% PIK)	0.75%	10.41%	8/8/2028	200	198	198	0.03%
Bluecat Networks (USA) Inc. 4100 Yonge St Suite 300 North York, Ontario M2P 2B5	(4)(5)	Software	First Lien Secured Term Loan	S + 5.75% (incl 2.00% PIK)	0.00%	10.41%	8/8/2028	1,271	1,262	1,262	0.18%
CATALIS INTERMEDIATE, INC. 3025 Windward Plaza, Ste 200 Alpharetta, Georgia 30350	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.21%	8/4/2027	100	99	99	0.01%
CLOUD SOFTWARE GROUP, INC. 851 Cypress Creek Rd, Fort Lauderdale, FL 33309	(4)(6)	Software	First Lien Secured Revolver	S + 3.25%	0.00%	7.81%	9/30/2027	100	—	—	0.00%
DIGITAL.AI SOFTWARE HOLDINGS, INC. 6220 Shiloh Rd Suite 400, Alpharetta, GA 30005	(4)	Software	First Lien Secured Term Loan	S + 6.00%	1.00%	10.56%	8/10/2028	100	100	100	0.01%
DS Admiral Bidco, LLC 235 E Palmer St, Franklin, NC 28734	(4)(6)	Software	First Lien Secured Revolver	S + 4.00%	0.00%	8.66%	6/26/2029	100	—	(3)	0.00%
DT Intermediate Holdco, Inc. 8777 Velocity Dr Machesney Park, Illinois 61115	(4)	Software	First Lien Secured Term Loan	S + 6.00% (incl 3.25% PIK)	0.75%	10.56%	2/24/2028	3,272	3,255	3,256	0.46%
DT Intermediate Holdco, Inc. 8777 Velocity Dr Machesney Park, Illinois 61115	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	2/24/2028	1,658	(8)	(8)	0.00%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)	Software	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	9/8/2031	7,862	7,823	7,824	1.11%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)(6)	Software	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	9/8/2031	676	(3)	(3)	0.00%
Eclipse Buyer, Inc. 3700 N Capital of Texas Hwy Suite 300, Austin, TX 78746	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.31%	9/8/2031	1,333	(7)	(6)	0.00%
e-Discovery AcquireCo, LLC 145 S Wells St Suite 500, Chicago, IL 60606	(4)	Software	First Lien Secured Term Loan	S + 6.50%	1.00%	11.06%	8/29/2029	200	200	200	0.03%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	12/24/2029	1,984	1,984	1,984	0.28%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.16%	12/24/2029	142	142	142	0.02%
Enverus Holdings, Inc. 2901 Via Fortuna Suite 100, Austin, TX 78746	(4)(6)	Software	First Lien Secured Revolver	S + 5.50%	0.75%	10.16%	12/24/2029	214	14	14	0.00%
ESG Investments, Inc. 141 Longwater Dr Suite 113A Norwell, Massachusetts 2061	(4)	Software	First Lien Secured Term Loan	S + 4.50%	1.00%	9.21%	3/11/2028	200	200	200	0.03%
GOVERNMENTJOBS.COM, INC. 2120 Park Pl Suite 100, El Segundo, CA 90245	(4)(6)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	12/1/2028	200	199	199	0.03%
GS ACQUISITIONCO, INC. 8529 Six Forks Rd, Raleigh, NC 27615	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	5/25/2028	200	200	200	0.03%
Hyphen Solutions, LLC 1507 Lyndon B Johnson Fwy Suite 300, Dallas, TX 75234	(4)	Software	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	10/27/2026	200	200	200	0.03%
Kipu Buyer, LLC 255 Alhambra Plaza Ste 900 Miami, Florida 33134	(4)	Software	First Lien Secured Term Loan	S + 4.25%	0.00%	8.81%	1/27/2027	200	200	200	0.03%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	118	118	118	0.02%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	1,776	1,776	1,776	0.25%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	1,021	1,021	1,021	0.14%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)(6)	Software	First Lien Secured Revolver	S + 6.00%	1.00%	10.66%	7/19/2026	677	—	—	0.00%
KPA Parent Holdings, Inc. 11080 Circle Point Rd Suite 200 Westminster, Colorado 80020	(4)	Software	First Lien Secured Term Loan	S + 5.75%	1.00%	10.51%	7/19/2026	3,409	3,409	3,409	0.48%
Litera Bidco LLC 300 S Riverside Plaza Suite 800, Chicago, IL 60606	(4)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.66%	5/1/2028	200	200	200	0.03%
Mastery Acquisition Corp. 800 Taylor Street Suite 102, Durham, NC 27701	(4)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	9.66%	9/7/2029	200	200	200	0.03%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.50%	0.75%	10.06%	2/28/2031	103	103	103	0.01%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)(6)	Software	First Lien Secured Revolver	S + 5.50%	0.75%	10.06%	2/28/2030	154	155	155	0.02%
MONOTYPE IMAGING HOLDINGS INC. 600 Unicorn Park Dr, Woburn, MA 1801	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.06%	2/28/2031	1,232	1,236	1,236	0.18%
Montana Buyer Inc. 1501 Highwoods Blvd Suite 200 Greensboro, North Carolina 27410	(4)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	7/22/2029	2,670	2,664	2,664	0.38%
Montana Buyer Inc. 1501 Highwoods Blvd Suite 200 Greensboro, North Carolina 27410	(4)(6)	Software	First Lien Secured Revolver	P + 4.00%	0.75%	12.00%	7/22/2028	307	52	52	0.01%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	1,293	312	321	0.05%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	1,408	(7)	4	0.00%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	2/10/2027	5,594	5,567	5,608	0.79%
MRI Software LLC 28925 Fountain Pkwy, Solon, OH 44139	(4)(6)	Software	First Lien Secured Revolver	S + 4.75%	1.00%	9.31%	2/10/2027	265	123	125	0.02%
Nasuni Corporation 1 Marina Park DR 6th Floor, Boston, MA 2210	(4)(6)	Software	First Lien Secured Revolver	S + 5.75%	0.75%	10.41%	9/10/2030	1,302	(10)	(9)	0.00%
Nasuni Corporation 1 Marina Park DR 6th Floor, Boston, MA 2210	(4)	Software	First Lien Secured Term Loan	S + 5.75%	0.75%	10.31%	9/10/2030	6,250	6,203	6,205	0.88%
Navex TopCo, Inc. 5500 Meadows Rd Suite 500 Lake Oswego, Oregon 97035	(4)	Software	First Lien Secured Term Loan	S + 5.50%	0.75%	10.16%	11/8/2030	5,203	5,203	5,203	0.74%
Navex TopCo, Inc. 5500 Meadows Rd Suite 500 Lake Oswego, Oregon 97035	(4)(6)	Software	First Lien Secured Revolver	S + 5.75%	0.75%	10.41%	11/9/2028	1,797	—	—	0.00%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	C + 5.00%	0.00%	8.84%	5/3/2029	1,548	1,108	1,108	0.16%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)(6)	Software	First Lien Secured Revolver	S + 5.00%	1.00%	9.56%	5/3/2029	780	422	422	0.06%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	4,013	4,003	4,003	0.57%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)	Software	First Lien Secured Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	383	382	382	0.05%
North Star Acquisitionco, LLC 550 Huron St Huron, Ohio 44839	(4)(5)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.00%	1.00%	9.56%	5/3/2029	276	(1)	(1)	0.00%
Pegasus Transtech Holding, LLC 201 N Franklin St Suite 1700 Tampa, Florida 33602	(4)	Software	First Lien Secured Term Loan	S + 6.00%	0.00%	10.66%	11/17/2026	200	200	200	0.03%
Perforce Software, Inc. 400 1st Ave N Suite 400, Minneapolis, MN 55401	(4)	Software	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	3/21/2031	2,041	2,043	2,041	0.29%
Prism Parent Co. Inc. 21251 Ridgetop Circle Suite 100 Dulles Town Center, Virginia 20166	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	9/19/2028	1,420	(28)	(28)	0.00%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

Prism Parent Co. Inc. 21251 Ridgetop Circle Suite 100 Dulles Town Center, Virginia 20166	(4)	Software	First Lien Secured Term Loan	S + 5.00%	0.75%	9.66%	9/19/2028	5,580	5,468	5,468	0.78%
Renaissance Holding Corp Post Office Box 8036, Wisconsin Rapids, WI 54495-8036	(4)	Software	First Lien Secured Term Loan	S + 4.25%	0.50%	8.91%	4/5/2030	200	200	201	0.03%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	9.81%	9/18/2031	3,182	3,166	3,166	0.45%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)(6)	Software	First Lien Secured Revolver	S + 5.25%	1.00%	9.91%	9/18/2031	341	(2)	(2)	0.00%
Routeware, Inc. 16525 SW 72nd Ave Portland, Oregon 97224	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 5.25%	1.00%	9.91%	9/18/2031	1,477	(7)	(7)	0.00%
Thunder Purchaser, Inc. 4890 W Kennedy Blvd Suite 300, Tampa, FL 33609	(4)(5)	Software	First Lien Secured Term Loan	S + 5.50%	1.00%	10.06%	6/30/2028	200	200	200	0.03%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)(6)	Software	First Lien Secured Delayed Draw Term Loan	S + 4.75%	1.00%	9.31%	3/10/2028	2,480	(25)	(25)	0.00%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)	Software	First Lien Secured Term Loan	S + 4.75%	1.00%	9.31%	3/10/2028	928	918	918	0.13%
Trimech Acquisition Corp. 4991 Lake Brook Dr Suite 300 Glen Allen, Virginia 23060	(4)(6)	Software	First Lien Secured Revolver	P + 3.75%	1.00%	11.75%	3/10/2028	1,550	78	78	0.01%
Validity, Inc. 200 Clarendon St 22nd floor Boston, Massachusetts 2166	(4)(5)	Software	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	5/30/2026	200	200	200	0.03%
WatchGuard Technologies, Inc. 505 5th Ave S Suite 500, Seattle, WA 98104	(4)	Software	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	7/2/2029	200	198	198	0.03%
Shock Doctor Intermediate, LLC 11488 Slater Ave, Fountain Valley, CA 92708	(4)	Specialty Retail	First Lien Secured Term Loan	S + 5.75%	1.00%	10.31%	11/20/2029	200	200	200	0.03%
TA TT Buyer, LLC 850 3rd Ave Suite 15th floor, New York, NY 10022	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	4/2/2029	200	200	200	0.03%
UBEO, LLC 2112 Rutland Drive Suite 140 Austin, Texas 78757	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 5.25%	1.00%	9.96%	4/3/2026	200	200	200	0.03%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)	Technology Hardware, Storage and Peripherals	First Lien Secured Term Loan	S + 4.75%	0.50%	9.31%	8/15/2031	9,217	9,195	9,195	1.30%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)(6)	Technology Hardware, Storage and Peripherals	First Lien Secured Revolver	S + 4.75%	0.50%	9.31%	8/15/2031	1,254	(3)	(3)	0.00%
Victors Purchaser, LLC 3855 Sparks Dr SE, Grand Rapids, MI 49546	(4)(6)	Technology Hardware, Storage and Peripherals	First Lien Secured Delayed Draw Term Loan	S + 4.75%	0.50%	9.31%	8/15/2031	2,194	(5)	(5)	0.00%
MTI GROUP ACQUISITION COMPANY 17811 Fitch Irvine, California 92614	(4)(5)(6)	Textiles, Apparel and Luxury Goods	First Lien Secured Term Loan	S + 6.00% (incl 1.00% PIK)	1.00%	10.76%	9/25/2025	100	100	100	0.01%
Team Acquisition Corporation 425 Park West Dr Grovetown, Georgia 30813	(4)(6)	Textiles, Apparel and Luxury Goods	First Lien Secured Revolver	S + 6.50%	1.00%	11.06%	11/21/2028	100	—	—	0.00%
Graffiti Buyer, Inc. 25195 Brest Taylor, Michigan 48180	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.50%	1.00%	10.16%	8/10/2027	200	197	197	0.03%
Kele Holdco, Inc. 3300 Brother Blvd Memphis, Tennessee 38133	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.25%	1.00%	10.01%	2/20/2026	200	200	200	0.03%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)	Trading Companies and Distributors	First Lien Secured Term Loan	S + 5.00%	0.75%	9.56%	2/4/2030	1,916	1,916	1,916	0.27%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)(6)	Trading Companies and Distributors	First Lien Secured Revolver	S + 5.00%	0.75%	9.66%	2/4/2030	362	45	45	0.01%
SURFACEPREP BUYER, LLC 9000 Byron Commerce Dr SW Grand Rapids, Michigan 49315	(4)(6)	Trading Companies and Distributors	First Lien Secured Delayed Draw Term Loan	S + 5.00%	0.75%	9.66%	2/4/2030	362	68	68	0.01%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)(6)	Transportation Infrastructure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.81%	4/3/2031	389	—	—	0.00%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)	Transportation Infrastructure	First Lien Secured Delayed Draw Term Loan	S + 5.25%	0.75%	9.91%	4/3/2031	272	272	272	0.04%
Name and Address of Portfolio Company (1)	Footnotes	Industry	Type of Investment	Reference Rate and Spread (2)	Interest Rate Floor	Interest Rate	Maturity Date	Par Amount (7) (in thousands)	Amortized Cost (3) (in thousands)	Fair Value (in thousands)	Percentage of Total Investments Fair Value

PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)	Transportation Infrastructure	First Lien Secured Term Loan	S + 5.25%	0.75%	9.91%	4/3/2031	1,634	1,634	1,634	0.23%
PSC PARENT, INC. 6700 Jefferson Hwy Building 8, Baton Rouge, LA 70806	(4)(6)	Transportation Infrastructure	First Lien Secured Revolver	S + 5.25%	0.75%	9.91%	4/3/2030	292	161	161	0.02%
Alert Media, Inc. 901 South MoPac Expressway Building 3 Austin, Texas 78746	(4)	Wireless Telecommunication Services	First Lien Secured Term Loan	S + 6.75% (incl 11.05% PIK)	1.00%	11.31%	4/12/2027	200	200	200	0.03%
Apex Service Partners, LLC 1455 Rail Head Boulevard #1, Naples, FL 34110	(4)	Diversified Consumer Services	Subordinated Unsecured	14.25%	0.00%	14.25%	4/23/2031	696	688	688	0.10%
(1)	Unless otherwise indicated, issuers of debt and equity investments held by the Fund (which such term “Fund” shall include the Fund’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments.
(2)	The majority of the investments bear interest at a rate that may be determined by reference to the Secured Overnight Financing Rate SOFR (or “S”), Prime Rate (“Prime” or “P”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Index Average (“SONIA” or “SON”) or other relevant benchmark, which reset daily, monthly, quarterly, semiannually or annually. For each such investment, the Fund has provided the spread over reference rates and the current contractual interest rate in effect on October 31, 2024. Certain investments are subject to an interest rate floor, or rate cap. Certain investments contain a Payment-in-Kind (“PIK”) provision. SOFR based contracts may include a credit spread adjustment, which is included within the stated all-in interest rate, if applicable, that is charged in addition to the base rate and the stated spread.
(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with GAAP.
(4)	These investments were valued using unobservable inputs and are not considered Level 3 investments. Fair value was determined in good faith by the Adviser as the Fund’s valuation designee, subject to the oversight of the Board, pursuant to the Fund’s valuation policy.
(5)	The investment is not a qualifying asset, in whole or in part, under Section 55(a) of the 1940 Act. The Fund may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Fund’s total assets. As of October 31, 2024, non-qualifying assets represented 4.71% of total investments as calculated in accordance with regulatory requirements.
(6)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See the following page for more information on the Fund’s unfunded commitments.
(7)	Position or portion thereof to be pledged as collateral under the Fund’s leverage facility.

Credit Facility

On November 6, 2024, APCF Funding SPV LLC (“Credit SPV”), a wholly-owned subsidiary of the Fund, as borrower, and the Fund, as equity holder and servicer, entered into a loan facility (the “Loan Facility”) for revolving and term loans pursuant to a Loan and Servicing Agreement (the “Agreement”), with the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), U.S. Bank Trust Company, National Association, as collateral agent (“Collateral Agent”), and U.S. Bank National Association, as account bank and collateral custodian. The Agreement is effective as of November 6, 2024. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Loans under the Loan Facility initially bear interest at (i) a per annum rate equal to Term SOFR plus an additional margin calculated as a percentage of the aggregate principal balance of the underlying collateral obligations (the “Applicable Margin”) for Loans denominated in U.S. Dollars, (ii) EURIBOR plus the Applicable Margin for loans denominated in Euros, (iii) Daily Compounded Canadian Overnight Repo Rate Average plus the Applicable Margin for loans denominated in Canadian Dollars, and (iv) Daily Simple SONIA plus the Applicable Margin for loans denominated in Great British Pounds, (v) BBSW plus the Applicable Margin for loans denominated in Australian Dollars and (vi) TONA plus the Applicable Margin for loans denominated in Japanese Yen. The Applicable Margin will equal the product of (i) 1.65% and (ii) the lesser of: (x) aggregate principal balance of all broadly-syndicated loans divided by the aggregate principal balance of all eligible loans and (y) 35% (“PercentageL”) plus the product of (i) 1.90% and (ii) 100% minus PercentageL, subject to a step-up of 2.00% following the occurrence of an Event of Default or after the automatic occurrence or declaration of the Facility Maturity Date.

The initial maximum principal amount under the Agreement is $500 million and the Agreement includes an accordion provision to permit increases to the total facility amount up to a maximum of $1 billion, subject in each case to the satisfaction of certain conditions and the consent of the Administrative Agent and each Lender whose commitment is being increased. Proceeds from loans made under the Loan Facility may be used to fund collateral obligations acquired by Credit SPV, to pay certain fees and expenses and to make distributions to the Fund, subject to certain conditions set forth in the Agreement. Revolving loans borrowed under the Loan Facility may be repaid and reborrowed until the end of the Revolving Period, which can occur no later than November 6, 2027 (unless extended), and all amounts outstanding under the Loan Facility must be repaid by November 6, 2029. The Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for loan facilities of this nature.

Subsidiaries of the Fund include entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund. The Fund’s subsidiaries’ principal investment strategies and associated principal risks will be consistent with the Fund’s principal investment strategies and associated principal risks. The Fund will comply with the provisions of the 1940 Act governing affiliated transactions and custody (Section 57) and capital structure and leverage (Section 18, as modified by Section 61) on an aggregate basis with any subsidiary, such that the Fund will treat subsidiary debt as its own for purposes of Section 61 under the 1940 Act. In addition, to the extent that any subsidiary of the Fund is party to an investment or management agreement with the Adviser, an affiliate of the Adviser or any other person, the Fund will comply with the provisions of the 1940 Act relating to investment advisory contracts as if the applicable adviser or manager were an investment adviser to the Fund under Section 2(a)(20) of the 1940 Act. The Fund does not intend to create or acquire primary control of any entity that primarily engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Allocation of Investment Opportunities

General

Antares provides investment management services to investment funds, client accounts and proprietary accounts that Antares has established.

Antares will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.

In addition, as a BDC regulated under the 1940 Act, the Fund will be subject to certain limitations relating to co-investments and joint transactions with affiliates, which, in certain circumstances, limit the Fund’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

The Fund and the Adviser have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and/or its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s Board may establish objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Fund will have the opportunity to participate with other public or private Antares funds that target similar assets. If an investment falls within the Board Criteria, the Adviser must offer an opportunity for the Fund to participate. The Fund may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Fund (e.g., based on investment strategy). The co-investment would generally be allocated to us and the other Antares funds that target similar assets pro rata based on capital available for investment in the asset class being allocated. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Competition

The business of investing in debt investments is highly competitive and involves a high degree of uncertainty. Market competition for investment opportunities includes traditional lending institutions, including commercial and investment banks, as well as a growing number of non-traditional participants, such as hedge funds, private equity funds, mezzanine funds, and other private investors, as well as BDCs, and debt-focused competitors, such as issuers of CLOs, and other structured loan funds. In addition, given the Fund’s target investment market and investment type, the Adviser expects a large number of competitors for investment opportunities. Some of these competitors may have access to greater amounts of capital and to capital that may be committed for longer periods of time or may have different return thresholds than the Fund, and thus these competitors may have advantages not shared by the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. Furthermore, competitors may offer loan terms that are more favorable to borrowers, such as less onerous borrower financial and other covenants, borrower rights to cure defaults, and other terms more favorable to borrowers than current or historical norms. Strong competition for investments could result in fewer investment opportunities for the Fund, as certain of these competitors have established or are establishing investment vehicles that target the same or similar investments that the Fund intends to purchase.

Over the past several years, many investment funds have been formed with investment objectives similar to those of the Fund, and many such existing funds have grown in size and have added larger successor funds to their platform. These and other investors may make competing offers for investment opportunities identified by the Adviser which may affect the Fund’s ability to participate in attractive investment opportunities and/or cause the Fund to incur additional risks when competing for investment opportunities. Moreover, identifying attractive investment opportunities is difficult and involves a high degree of uncertainty. The Adviser may identify an investment that presents an attractive investment opportunity but may not be able to complete such investment in a manner that meets the objectives of the Fund. The Fund may incur significant expenses in connection with the identification of investment opportunities and investigating other potential investments that are ultimately not consummated, including expenses related to due diligence, transportation and legal, accounting and other professional services as well as the fees of other third-party service providers.

Non-Exchange Traded, Perpetual-Life BDC

The Fund is non-exchange traded, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold monthly on a continuous basis at a price generally equal to our monthly NAV per share. In our perpetual-life structure, we may, at our discretion, offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

FINRA Rule 2310(b)(3)(D) requires that we disclose the liquidity of prior public programs sponsored by the Adviser, in which disclosed in the offering materials was a date or time period at which the program might be liquidated, and whether the prior program(s) in fact liquidated on or around that date or during the time period. As of the date of this prospectus, the Adviser has not sponsored any prior public programs responsive to FINRA Rule 2310(b)(3)(D).

Emerging Growth Company

We are an “emerging growth company,” as defined by the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As an emerging growth company, we are eligible to take advantage of certain exemptions from various reporting and disclosure requirements that are applicable to public companies that are not emerging growth companies. For so long as we remain an emerging growth company, we will not be required to:

●	have an auditor attestation report on our internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act;
●	submit certain executive compensation matters to shareholder advisory votes pursuant to the “say on frequency” and “say on pay” provisions (requiring a non-binding shareholder vote to approve compensation of certain executive officers) and the “say on golden parachute” provisions (requiring a non-binding shareholder vote to approve golden parachute arrangements for certain executive officers in connection with mergers and certain other business combinations) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; or
●	disclose certain executive compensation related items, such as the correlation between executive compensation and performance and comparisons of the chief executive officer’s compensation to median employee compensation.

In addition, the JOBS Act provides that an emerging growth company may take advantage of an extended transition period for complying with new or revised accounting standards that have different effective dates for public and private companies. This means that an emerging growth company can delay adopting certain accounting standards until such standards are otherwise applicable to private companies. We have elected to opt out of the extended transition period.

We will remain an emerging growth company for up to five years, or until the earliest of: (1) the last date of the fiscal year during which we had total annual gross revenues of $1.235 billion or more; (2) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; or (3) the date on which we are deemed to be a “large accelerated filer” as defined under Rule 12b-2 under the Exchange Act.

We do not believe that being an emerging growth company will have a significant impact on our business or this offering. We have made an irrevocable election not to take advantage of this exemption from new or revised accounting standards. We therefore are subject to the same new or revised accounting standards as other public companies that are not emerging growth companies. Because we are not a large accelerated filer or an accelerated filer under Section 12b-2 of the Exchange Act, and will not be for so long as our Common Shares are not traded on a securities exchange, we will not be subject to auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act even once we are no longer an emerging growth company.

Employees

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation (including salaries, bonuses and benefits) paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1)Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:
(a)is organized under the laws of, and has its principal place of business in, the United States;
(b)is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)satisfies any of the following:
(i)does not have any class of securities that is traded on a national securities exchange;
(ii)has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;
(iii)is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or
(iv)is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.
(2)Securities of any Eligible Portfolio Company controlled by the Fund.
(3)Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
(4)Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Fund already owns 60% of the outstanding equity of the Eligible Portfolio Company.
(5)Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
(6)Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any one time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares (i.e., preferred shares) if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On October 16, 2024, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

In the event preferred shares are issued, the preferred shares will be identical and of equal rank except as to the particular terms thereof that may be fixed by the Board, and all shares of each series of preferred shares will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If the Fund issues preferred shares, holders of such preferred shares will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred shares can range from quarterly to weekly and are subject to extension. The distribution rate may be variable and shall be determined for each distribution period.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to-be-determined spreads over SOFR (or other applicable reference rate). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. This code of ethics is available on the EDGAR Database at the Commission’s internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we will be prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and our Adviser each are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering such policies and procedures.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Risk Factors [Table Text Block]

RISK FACTORS

Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. All known material risks are presented below. However, the risks below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.

Adviser and Structure-Related Risks

The Fund Has No Operating History. The Adviser has a limited history acting as an investment adviser for a BDC and there is no assurance that the experience of the personnel working on behalf of the Adviser in connection with loans made or owned by Antares Parties, the Adviser’s or its affiliates’ clients or others will be applicable to its activities on behalf of the Fund. The Fund has no operating history. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Further, our Adviser has not previously offered a non-traded BDC. While we believe that the past professional experiences of our Adviser’s investment team, including investment and financial experience of our Adviser’s senior management, will increase the likelihood that our Adviser will be able to manage us successfully, there can be no assurance that this will be the case.

Past Performance is Not Indicative of Future Results. There can be no assurance that the past performance of any loans or of any loan portfolio, loan program, investment vehicle or account managed or serviced by the Adviser, any other Antares Party or the current personnel or authorized persons at any Antares Party or at predecessor companies or prior places of employment, will be indicative of the results that the Fund will achieve or that such past performance over a particular period of time will be indicative of the results that will occur in future periods. Furthermore, the nature of, and risks associated with, the Fund’s investments in Portfolio Loans could differ (potentially substantially) from those investments and strategies undertaken in connection with such other loan portfolios, loan programs, investment vehicles or accounts. There can be no assurance that the Fund’s investments will perform as well as such past investments, that the Fund will be able to avoid losses or that the Fund will be able to make investments similar to such past investments. In addition, most of such past investments have been made utilizing a portfolio capital structure (including, at times, leverage), an asset mix and a fee arrangement that are different (and sometimes are substantially different) from the capital structure, asset mix and/or fee arrangement of the Fund. All or a portion of such prior results have been achieved in particular market conditions which might not be repeated and which might not fully inform decisions made in existing or future market conditions. In addition, a substantial portion of such prior results relate to loans held for investment on the Antares Direct Holdings, loan programs where an Antares Party and one or more unrelated third parties made investment decisions jointly, loans held by contract investors with respect to which neither the Adviser nor any other Antares Party provided investment advisory services or loans held by advised clients with respect to which an Antares Party provided non-discretionary investment advice. Further, a portion of such prior results relate to loans where an affiliate of the Adviser and an unrelated third party made investment decisions jointly rather than the discretionary investment management services being provided by the Adviser to the Fund. In addition, all or a portion of such past performance is not reflective of the performance of Portfolio Loans where investment decisions or recommendations are made by the Adviser subject to applicable requirements for BDCs, or principal transactions approval is required under applicable law or any other approvals outside of the control of the Adviser are required. Moreover, because restrictions that govern the Fund’s investments do not govern the investments and investment strategies of the Adviser, any other Antares Party or their respective current personnel or authorized persons generally or the loan origination strategies used to originate loans for the Antares Platform, the Portfolio Loans, and the results they yield, are not directly comparable with, and may differ substantially from, other loan portfolios, loan programs, investment vehicles or accounts managed or serviced by or held by the Adviser, any other Antares Party and their respective current personnel or authorized persons at prior places of employment. The Adviser is not an arranger, originator or lender. To the extent the term “Antares Platform” is used in such contexts, the Adviser would be excluded.

The Antares Platform operates in its own economic interest and should not be expected to take into account the Fund’s interest in making any decisions with respect to a loan; however (as discussed herein), decisions made by the Antares Platform can adversely impact the availability and terms of Portfolio Loans. Historical information relating to loans provided by any Antares Party to any prospective investor in the Fund is indicative only of the historical performance of the relevant loans covered thereby, as applicable. Such information is not intended to provide any assurance to any prospective investor and should not be used to project or predict future performance of the Fund or of the Portfolio Loans.

The Portfolio Loans and other investments actually acquired by the Fund could be different from those expected to be purchased by the Adviser on behalf of the Fund due to credit market conditions, the availability of such Portfolio Loans and other investments, the frequency with which private equity sponsors, obligors or existing lenders request or require, or the underlying loan documents require, the loan arranger (including Antares Capital) to make loans available to lenders that are not Antares Parties, determinations with respect to Portfolio Loans and other investments made by Antares Capital or the Antares Platform (which can be made in the best interests of Antares Holdings and without regard to the interests of the Adviser or the Adviser’s clients), changes to the internal policies of the Adviser, consent decisions made by other third parties as could be required under the loan documents and other factors. The actual portfolio of Portfolio Loans and other investments owned by the Fund will change from time to time as a result of, among other things, sales, purchases, prepayments, repayments and restructurings of Portfolio Loans and/or other investments.

The Antares Platform will Not Always Originate Portfolio Loans or Certain Types of Portfolio Loans. There can be no assurance that the Antares Platform will always be in the business of originating loans similar to the Portfolio Loans or to certain types of Portfolio Loans that may be acquired by the Fund or will choose to originate those Portfolio Loans on terms that are beneficial to the Fund. In such event, the Adviser will be limited by BDC requirements to invest at least 70% of the Fund’s assets in “eligible portfolio companies”, and unless otherwise prohibited from doing so, can select Portfolio Loans originated by other loan originators for acquisition by the Fund. There can be no assurance that Portfolio Loans originated by other loan originators will perform similarly to Portfolio Loans originated by the Antares Platform or will be approved by the lenders or their administrative agent for inclusion in any credit facility. Additionally, the terms for Portfolio Loans (whether originated by the Antares Platform or another loan originator) could vary.

The Fund will Depend on the Managerial Expertise of the Adviser, the Antares Platform and Their Respective Personnel. The shareholders will generally not make decisions with respect to the management, disposition or other realization of any Portfolio Loans. Consequently, the success of the Fund’s investments will depend, in large part, on the skill and expertise of the shared personnel of the Adviser who are employees of Antares Capital and who are responsible for originating, underwriting, monitoring and managing loans on behalf of the Antares Direct Holdings and on behalf of the Adviser for the Fund and other client accounts, including funds, vehicles, joint ventures, loan programs, special purpose entities, warehouses, CLOs, co-investment vehicles, and other entities and accounts sponsored, managed, serviced or advised by the Adviser and its affiliates, including Antares Strategic Credit Fund (collectively “Other Accounts”).

The Adviser has access to personnel who act as shared personnel of the Antares Parties and are employees of Antares Capital. Such shared personnel underwrite, monitor and manage loans on behalf of the Antares Direct Holdings, on behalf of the Adviser for the Fund, and on behalf of the Adviser, and affiliates of the Adviser (including Antares Capital) for Other Accounts. In providing services through the Adviser, such shared personnel are supervised by the Adviser and subject to the Adviser’s compliance policies and procedures, including a code of ethics and applicable provisions of the Advisers Act. There can be no assurance that the current professionals will continue to serve in their current positions, continue to be employed by Antares Capital or made available to the Adviser or continue to be shared personnel or authorized persons of the Adviser and the other Antares Parties. In addition, individuals not currently associated with any of the Antares Parties may become associated with the Adviser or other Antares Parties, and the performance of the Portfolio Loans would then also depend on the financial and managerial experience of such individuals. Although the Adviser’s investment professionals will devote such time as they determine in their discretion is reasonably necessary to fulfill the Adviser’s obligations to the Fund, they will not devote all of their professional time to the affairs of the Fund. When acting on behalf of the Adviser, such shared personnel will also be providing services to others, including to proprietary accounts of the Antares Parties and to Other Accounts. When acting on behalf of the Antares Platform, Antares Parties or Other Accounts, such shared personnel have an obligation to pursue the best interests of the party on whose behalf they are acting at the time, whose interests could diverge from the best interests of the Fund. In some cases, this can adversely impact the availability or terms of Portfolio Loans in which the Fund ultimately invests.

Pursuant to the Advisory Agreement, the Adviser may employ third parties (including but not limited to affiliates) to render advice and assistance to the Funds and to perform any of the Adviser’s duties under the Fund Documents. Moreover, the Adviser may assign its rights and delegate some or all of its obligations as provided in the Fund Documents, the Fund Documents may be terminated under certain circumstances, and the Adviser may resign or be removed subject to certain conditions. There can be no assurance that if the Adviser resigns or is removed any successor investment adviser may be obtained or, if obtained, would have the same level of skill in performing the obligations of the Adviser, in which event the returns of the Fund in respect of the Portfolio Loans could be adversely affected.

Possibility of Misconduct of Adviser Employees and Service Providers. Misconduct by employees of the Adviser, service providers to the Fund and/or their respective affiliates could cause significant losses to the Fund. Misconduct can include entering into transactions without authorization, the failure to comply with policies and risk procedures, including due diligence or operational or risk procedures, misrepresentations as to investments being considered by the Fund, the improper use or disclosure of confidential, proprietary, sensitive, personal or other nonpublic information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities, and non-compliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities would likely result in reputational damage, litigation, business disruption and/or financial losses to the Fund.

Currency Exchange Risk. Currency exchange risk refers to the risk of fluctuations in exchange rates between the U.S. dollar and foreign currencies of non-U.S. investors or in which certain Portfolio Loans or other Fund assets are denominated. The base currency of the Fund will be the U.S. dollar. Certain of the Fund’s Portfolio Loans and other Fund assets could be denominated in currencies other than the U.S. dollar, and hence the value of such Portfolio Loans and other Fund assets will depend in part on the relative strength of the U.S. dollar. The Fund could be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar, as well as the transaction costs associated with converting foreign currencies into U.S. dollars. Changes in foreign currency exchange rates could also affect the value of dividends and interest earned, and the level of gains and losses realized on the sale of Portfolio Loans or other Fund assets. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign currency exchange markets. Exchange rates also are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund is not obligated to engage in any currency hedging operations (unless otherwise set forth in the relevant Fund documents), and there can be no assurance as to the success of any hedging operations that the Fund may implement.

The Fund is Dependent on Information Systems and Subject to Risks Relating to Cybersecurity. Our business is dependent on our and third parties’ communications and information systems. Cybersecurity incidents, cyberattacks, and other breaches have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency and severity in the future. The Adviser, the Fund, their respective service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and therefore have become increasingly prone to operational and information security risks resulting from cyberattacks and other security incidents. These systems are subject to a number of different threats or risks that could adversely affect the Fund and the shareholders, despite the efforts of the Adviser, the Fund and their respective service providers to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information (including personal data) belonging to or in the possession or control of the Fund and the shareholders. For example, unauthorized third parties (including members of organized crime, hackers, terrorists, and other external parties, including foreign state and state-supported actors) may attempt to improperly access, modify, disrupt the operations of, or prevent access to the systems and networks of the Adviser, the Fund, their respective service providers, or their counterparties, or data within these systems and networks.

Cybersecurity threats are constantly evolving and becoming increasingly sophisticated and complex, increasing the difficulty of defending against them. Cybersecurity incidents and malicious internet-based activity are also becoming more frequent, and providers of investment management services have been targeted by such attacks, which include, among other things, stealing or corrupting data maintained online or digitally, denial-of-service attacks, malicious or destructive code, phishing attacks, malware, ransomware, social engineering, damage or interruption from computer viruses, the unauthorized collection, monitoring, use or release or other processing of confidential, proprietary, sensitive or other non-public information (including personal data), employee error or malfeasance, and causing operational disruption. Third parties also may attempt to fraudulently induce employees, customers, third party service providers, or other users of the Adviser’s, the Fund’s and their respective service providers’ systems to disclose sensitive information in order to gain access to the Adviser’s data or that of the Fund’s investors. Such threats could see their frequency increased, and effectiveness enhanced, by the use of artificial intelligence.

While Antares has policies and procedures, and administrative, technical and physical security measures in place designed to mitigate this risk, no system is fully attack proof. A successful penetration or circumvention of the security of the Adviser’s, the Fund’s or their respective service providers’ systems and networks could result, among other things, in the loss or theft of an investor’s data (including personal data) or funds, the inability to access systems, loss or theft of confidential, proprietary or sensitive or other non-public information (including personal data) or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Adviser, the Fund or their respective service providers to incur or become subject to regulatory penalties, fines or investigations, reputational damage, litigation, additional compliance costs or financial loss. The Adviser and the Fund also could incur substantial costs for cybersecurity risk management in order to prevent or remediate any cyberattacks or security incidents in the future. Similarly, the public perception that the Adviser, the Fund or any of their service providers have been the target of a cybersecurity threat, even if unsuccessful, also could have a material adverse effect on one or more of their reputations and lead to financial losses from loss of business, depending on the nature and severity of the threat. While the Adviser performs cybersecurity diligence on key service providers, it is important to note that if a service provider fails to adopt or adhere to adequate cybersecurity procedures, or if, despite such procedures, its networks or systems are breached, information relating to client transactions or personal data of investors could be lost or improperly accessed, used or disclosed. Similar types of operational and technology risks are also present for the Fund’s borrowers, which could have material adverse consequences for such companies, and may cause the Fund’s investments to lose value. Fund information and information with respect to a shareholder’s investment in the Fund may be delivered to such shareholder electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. In addition, the Adviser’s and the Fund’s insurance coverage may be insufficient to compensate against all losses.

In addition, the limitations of liability provisions in contracts with service providers might not be adequate to protect Antares or the Fund from any liabilities or damages with respect to any particular claim relating to a security lapse or breach. Currently applicable cybersecurity insurance might not cover all liabilities incurred by such attacks and it is uncertain whether insurance will continue to be available on economically reasonable terms or that Antares will continue to renew or obtain such insurance. The successful assertion of one or more large claims against Antares or the Fund that exceeds available insurance coverage, or the occurrence of changes in insurance policies as they relate to cyber security, could have a material adverse effect on the Adviser’s business, including its financial condition and reputation or on the Fund.

Artificial Intelligence. The Fund, the Adviser, the Antares Parties, the borrowers and issuers in which the Fund invests and/or the Fund’s service providers could incorporate novel uses of artificial intelligence (“AI”), including generative AI, into their businesses and operations. However, there are significant risks involved in utilizing AI, and no assurance can be provided that such use will enhance the businesses or operations, or result in such businesses or operations being more efficient or profitable. For example, AI algorithms could be flawed, insufficient, of poor quality, reflect unwanted forms of bias, or contain other errors or inadequacies, any of which may not be easily detectable. AI has also been known to produce false or “hallucinatory” inferences or outputs and AI can present ethical issues and subject users to new or heightened legal, regulatory, ethical, or other challenges. Inappropriate or controversial data practices by developers and end-users, or other factors adversely affecting public opinion of AI, could impair the acceptance of AI solutions. If the AI solutions that Antares creates or uses are deficient, inaccurate or controversial, Antares and/or the Fund could suffer operational inefficiencies, competitive harm, legal liability, brand or reputational harm, or other adverse impacts on their businesses and financial results. If the party using AI does not have sufficient rights to use the data or other material or content on which its AI solutions or other AI tools rely, such party could also incur liability through the violation of applicable laws, third-party intellectual property, privacy or other rights, or contracts to which they are a party.

In addition, regulation of AI is rapidly evolving worldwide as legislators and regulators are increasingly focused on this emerging technology. The technologies underlying AI and its uses are already subject to a variety of laws, including intellectual property, privacy, data protection and cybersecurity, consumer protection, competition, and equal opportunity laws, and are expected to be subject to increased regulation and new laws or new applications of existing laws. AI is the subject of ongoing review by various

U.S. governmental and regulatory agencies, and various U.S. states and other non-U.S. jurisdictions are applying, or are considering applying, their platform moderation, cybersecurity, and data protection laws to AI or are considering general legal frameworks for AI, such as the proposed European Union Artificial Intelligence Act, the provisional rules for which were agreed to by the European Parliament and Council on December 8, 2023, subject to formal adoption and publication in the European Union’s (the “EU”) Official Journal. It is possible that the Fund, the Adviser and Antares Parties or any of their respective affiliates will not be able to anticipate how to respond to these rapidly evolving frameworks, and such parties could be required to expend resources to adjust their activity in certain jurisdictions if the legal frameworks are inconsistent across jurisdictions. Furthermore, because AI technology itself is highly complex and rapidly developing, it is not possible to predict all of the legal, operational or technological risks that may arise relating to the use of AI.

The Fund is Subject to Infrastructure Risks. The Adviser’s business is highly dependent on its communications and information systems. Any failure or interruption of such systems could cause delays or other problems in its activities. This, in turn, could have a material adverse effect on the Fund’s operating results and, consequently, negatively affect the net asset value of the Fund and its ability to make distributions. In addition, because many of the Fund’s borrowers operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

The Fund is Reliant on the Adviser and is Subject to Risks Relating to the Fact that Shareholders do not Participate in Management. Substantially all decisions with respect to the management of the Fund are made exclusively by the Board and/or the Adviser. Subject to the provisions of the Advisory Agreement and the approval of the Board (where applicable), all investment and sale decisions with respect to the Portfolio Loans on behalf of the Fund are made by the Adviser. Further, the Adviser may delegate all or a portion of its obligations pursuant to and in accordance with the Advisory Agreement. Shareholders have no right or power to take part in the management of the Fund. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the officers or other authorized persons of the Fund and the officers or other personnel of the Adviser. There can be no assurance that the officers or other authorized persons of the Fund or the officers or other personnel of the Adviser will continue to serve in their current positions or continue to serve as officers or other authorized persons of the Fund or as officers or other personnel of the Adviser, as the case may be. Further, there can be no assurance that any particular individual will be involved in the management of any particular portfolio for any given period of time, if at all.

The Fund’s ability to achieve its investment objective will depend on the Adviser’s ability to identify, invest in and monitor Portfolio Loans. The members of the Adviser’s Investment Committee and the other officers and personnel of the Adviser are engaged in other business activities and will be called upon to provide managerial assistance to Other Accounts managed by the Adviser or by other Antares Parties and to proprietary accounts of Antares Parties. Although such investment professionals will devote such time as is necessary to fulfill the obligations of the Adviser to the Fund effectively, as reasonably determined by the Adviser, respectively, they will not devote all of their professional time thereto. In addition, there is no assurance that every member of the Adviser’s Investment Committee will opine on any particular investment opportunity. In particular, (i) the Adviser’s Investment Committee meets with a quorum and reviews and approves a prospective Portfolio Loan, such that it is possible that the Adviser’s Investment Committee will opine on an investment opportunity without receiving input from each member and (ii) members of the Adviser’s Investment Committee can, consistent with the committee’s charter, delegate authority with respect to a prospective Portfolio Loan to another employee of the Adviser or one of its affiliates.

Shareholders and the Board will have the right to terminate the Advisory Agreement. If the Adviser resigns or is removed, the Fund may not be able to find a substitute investment adviser or be able to hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms or at all. If the Fund is unable to replace the Adviser quickly, its operations are likely to experience a disruption, and its financial condition is likely to be adversely affected. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the other Antares Parties. Even if the Fund is able to retain comparable management, whether internal or external, transition of management may result in additional costs and time delays that may adversely affect the Fund’s financial condition.

The Fund is Subject to Risks Relating to Investor Suitability. An investment in the Fund involves a high degree of risk and is intended only for sophisticated investors who are capable of understanding and assuming the risks involved. Any investor interested in acquiring Common Shares should conduct its own investigation and analysis of investing in the Fund and consult its own professional advisers as to the risks involved in making such an investment.

Investors Need to Seek Independent Advice. None of the Fund, the Adviser or any other Antares Party is providing investment, accounting, tax or legal advice in respect of the Common Shares and none of them will have a fiduciary relationship with any investor or prospective investor. No hypothetical performance scenario, modeling run or return analysis that is provided to any prospective investor should be solely relied upon when considering an investment decision.

The actual performance of the Fund will be affected by, among other things, (i) approvals required by the Declaration of Trust of the Fund or the Advisory Agreement, as applicable, that are granted or withheld by the Board including, among other things, in connection with the purchase and sale of Portfolio Loans, (ii) the amount and frequency of principal payments and prepayments on the Portfolio Loans, which are dependent upon, among other things, the amount of payments received at or in advance of the scheduled maturity of the Portfolio Loans (whether through sale, maturity, optional or mandatory prepayments, default or the other disposition or liquidation thereof), (iii) the financial condition of the obligors of the Portfolio Loans, (iv) the availability of repricings and/or refinancing of the Portfolio Loans, (v) changes to the interest rates on the Portfolio Loans, and (vi) the availability to the Fund of leveraged financing with respect to the Portfolio Loans or any portion thereof. It is expected that most of the Portfolio Loans will include the right of the obligor to optionally prepay such Portfolio Loan, in whole or in part, and/or the obligation to make a mandatory prepayment of such Portfolio Loan, in whole or in part, at various times and subject to certain conditions.

The Common Shares are Not Guaranteed by the Adviser or any other Antares Party. None of the Adviser, any other Antares Party or any other person makes any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to the Fund or any shareholder and neither the Fund nor the shareholders may rely on any such person for a determination of expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to any shareholder.

The Fund is Subject to Risks Relating to Limited Liquidity. Currently, no market exists for the Common Shares. The Common Shares are illiquid investments; there is no established secondary market for the Common Shares and none is likely to develop. An investment in the Fund is suitable only for certain sophisticated investors that have no need for immediate liquidity in respect of their investment and who can accept the risks associated with investing in illiquid investments.

Liquidity for our Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain. To the extent you paid a repurchase price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in this offering.

The Fund is Subject to Risks Relating to Unspecified Investments. The capital of the Fund generally will be invested directly or indirectly in Portfolio Loans and other assets which will not have been disclosed or, in most cases, identified prior to a shareholder acquiring Common Shares. Accordingly, shareholders will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding the Portfolio Loans to be acquired directly or indirectly by the Fund and therefore will be dependent upon the judgment and ability of the Adviser in identifying Portfolio Loans for acquisition over time, acquiring them on behalf of the Fund and managing them thereafter. When required under applicable law or when otherwise required under the Fund’s governing documents, shareholders will also be depending on the judgment of the Board whether or not to consent to the acquisition or sale, as applicable, of such Portfolio Loans. No assurance can be given that the Adviser will be successful in identifying suitable Portfolio Loans for acquisition by the Fund, or, if identified, that such loans will be available for acquisition by the Fund, or that, if such acquisitions are made, the investment objective of the Fund will be achieved.

The Fund is Subject to Risks Relating to Use of Leverage. The Fund will use leverage and incur indebtedness directly or indirectly to acquire and hold Portfolio Loans. The Adviser may establish and use any reserves to acquire additional Portfolio Loans or other or to repay all or any portion of any outstanding indebtedness of the Fund. Risks associated with this use of leverage are described under the heading “Risk Factors—Risks Relating to Financings by the Fund”.

To the extent that the Fund enters into multiple financing arrangements, such arrangements may contain cross-default provisions that could magnify the effect of a default. If a cross-default provision were exercised, this could result in a substantial loss for the Fund.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings, including those incurred at a subsidiary level, and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

The Fund is Subject to Risks Relating to Availability of Financing. Because the Fund intends use leverage and to directly or indirectly incur indebtedness, returns realized by the Fund will depend significantly on the availability of such financing and the terms applicable thereto. To the extent the Fund cannot obtain financing, the ability of the Fund to acquire Portfolio Loans will be restricted and returns to the Fund and to the shareholders may be reduced as a result. Similarly, if the financing terms made available thereto are not favorable, or if such financing is available and entered into but subsequently the related lenders do not agree to any requested amendment or, to the extent required or desired, replacement of such terms and/or no refinancing of such credit facility is then available at comparable or better terms, returns to the Fund and to its shareholders may be reduced. The Fund expects leverage to be available to it under one or more credit facilities. See also “Risk Factors—Risks Relating to Financings by the Fund.”

The Fund is Subject to Risks Relating to Reserves and Contingent Liabilities. The Fund may from time to time incur contingent liabilities in connection with an investment. For example, the Fund will acquire a revolving credit or delayed draw term facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund will be obligated to fund the amounts due. The Fund may create, accrue and fund reserves for known or contingent liabilities or for other reasons in such amounts as the Adviser deems necessary or appropriate in its reasonable sole discretion. Any such reserves will reduce the amount of distributable funds available to the shareholders and could adversely impact the Fund’s performance. There can be no assurance that the Fund will adequately reserve for such contingent liabilities and that such liabilities will not have an adverse effect on the Fund.

The Fund is Subject to Risks Relating to Contingent Liabilities on the Disposition of Equity Investments. In connection with the disposition of equity securities, the Fund could be required to make representations about the business and financial affairs of the relevant portfolio company typical of those made in connection with the sale of a business. The Fund also could be required to indemnify the purchasers of the company (or interests or assets thereof) to the extent that any such representations are inaccurate or with respect to certain potential liabilities. These arrangements can result in the incurrence of contingent liabilities for which the Adviser can establish reserves or escrows.

The Fund is Subject to Risks Relating to Exculpation and Indemnification. The Fund is required to indemnify the Adviser, the members of the Board and each other person indemnified under the Declaration of Trust of the Fund and the Bylaws of the Fund (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the

Bylaws, the Advisory Agreement and the Fund’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Declaration of Trust provides that the Fund shall not indemnify such persons to the extent liability and losses are the result of such persons’ gross negligence or willful misconduct. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. The Fund will also indemnify certain service providers, including the Administrator and the Fund’s auditors, as well as consultants and sourcing, operating and joint venture partners. Such liabilities may be material and may have an adverse effect on the returns to the Fund investors. The indemnification obligation of the Fund would be payable from the assets of the Fund. The application of the indemnification and exculpation standards may result in Fund investors bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Fund may bear significant financial losses even where such losses were caused by the negligence or other conduct of such indemnified persons.

The Fund is Subject to Risks Relating to Portfolio Valuation. The Fund expects to hold Portfolio Loans, equity securities and other financial instruments, assets or obligations that are thinly traded,not publicly traded, for which no market exists or which are restricted as to their transferability under applicable securities laws. The fair value of such investments will not be readily determinable and can be extremely difficult to value accurately. The Adviser, subject at all times to the oversight and approval of the Board, will determine the valuation of the Fund’s investments. It is expected that the Adviser will have a limited ability to obtain accurate market quotations for purposes of valuing most of the Fund’s investments, which may require the Adviser to estimate, in accordance with valuation policies established by the Board, the value of the Fund’s debt and other investments on a valuation date. Further, because of the overall size and concentrations in particular markets, the maturities of positions that may be held by the Fund from time to time and other factors, the liquidation values of the Fund’s investments may differ significantly from the interim valuations of these investments derived from the valuation methods described herein. If the Adviser’s valuation should prove to be incorrect, the stated value of the Fund’s investments could be adversely affected. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the shareholders.

Valuation of the types of assets in which the Fund invests are inherently subjective. In addition, the Adviser may have an interest in determining higher valuations in order to be able to present better performance to prospective investors. In certain cases, the Fund may hold an investment in an issuer experiencing distress or going through bankruptcy. In such a situation, the Adviser may continue to place a favorable valuation on such investment due to the Adviser’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer. However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term. In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (e.g., bankruptcy or partial sale) which establishes an objective basis for such revised valuation. In these circumstances, the Adviser has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Adviser.

In addition, the Adviser may rely on third-party valuation agents to verify the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation. Further, because of the Adviser’s knowledge of the investment, the valuation agent may defer to the Adviser’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest. The Adviser also relies on the accuracy of data and information provided by portfolio companies in the valuation process. An inaccurate valuation of one or more investments could have a substantial impact on the Fund.

There are Investment Limitations Related to Antares Holdings’ Environmental, Social and Governance Policy. Loans sourced through the Antares Platform are done so in accordance with Antares Holdings’ Environmental, Social and Governance policy (such policy as amended from time to time, the “Antares Responsible Investment Policy”). The Antares Responsible Investment Policy sets forth the Antares Platform’s principal positions on environmental, social and governance (“ESG”) matters and reviews how ESG factors are incorporated into the Antares Platform’s loan and investment processes.

As part of Antares’ in-depth credit analyses, material ESG factors are considered alongside other investment factors as part of the underwriting process in new deals. ESG integration for private credit investments currently applies to new borrowers, dividend recapitalizations, as well as refinancings that are >10% of pro forma debt facility and significant add-on loans that are >20% of EBITDA. Antares evaluates prospective borrowers using the five dimensions set forth by the SASB Standards[2] (Sustainability Accounting Standards Board): (1) environment, (2) social capital, (3) human capital, (4) business model and innovation, and (5) leadership and corporate governance. Antares defines ESG materiality based on a borrower’s exposure to ESG risk and the borrower’s organizational capacity to mitigate that risk; ESG materiality also considers the potential outcomes from an adverse ESG event, like an impact on solvency or reputation. Generally, ESG factors are informative but not determinative, although there are certain industries in which the Adviser will not invest depending on the specific investor/client, jurisdiction, or investor/client mandate. The Antares Capital Responsible Investment Policy (the “RI Policy”) guides portfolio management and general business conduct on the integration of any ESG factors when deemed appropriate. Given the dynamic and evolving nature of ESG issues, the RI Policy is subject to continuous review and subject to change without notice; and its application can vary materially depending on the specific investor or client, jurisdiction, or investor level investment guidelines and requirements. The Adviser and/or its advisory affiliates could offer new or different strategies to current or prospective clients, including private funds or funds of one dedicated to a strategy or which pursue such strategy alongside other investments, such as secondary market acquisition of interests in funds that pursue private credit strategies or direct investment in junior capital instruments, although such investments are not generally within the Fund’s expected portfolio profile.

With respect to liquid credit investments, Antares’ approach considers relevant material ESG risks within the investment process. The assessment includes negative screening, assessment of historical ESG risks, reviewing Loan Syndication and Trading Association ESG questionnaires when available, and documenting material ESG risks where applicable.

The Adviser intends to comply with such Antares Responsible Investment Policy with respect to the Fund. It is possible that the Antares Responsible Investment Policy will prevent potential Portfolio Loans from being sourced through the Antares Platform or prevent the Fund from acquiring certain Portfolio Loans, which could impact the returns of the Fund. The Antares Responsible Investment Policy prohibits loans to companies that Antares identifies as engaging in practices that violate United States or international law, including with respect to forced labor, illegal deforestation, and illegal animal trafficking. Beyond that, Antares excludes from its lending practices companies that derive material revenue from the direct sale, manufacturing or distribution of tobacco, firearms, gambling (except with respect to Antares liquid credit strategies), pornography/adult entertainment, predatory consumer industries (e.g., payday loans), and controversial weapons (e.g., chemical/biological, nuclear, landmines, cluster munitions). While Antares commits to abide by this provision, Antares reserves the right to apply restrictions in investor specific exclusions differently, depending on relevant factors including investor investment mandates or restrictions, jurisdiction, and/or type of investment product.

The Adviser may determine for the Fund to lend and/or invest if ESG risks are not deemed material, or are deemed material and appropriately mitigated, or not lend and/or invest if ESG risks are deemed material and cannot be adequately addressed or mitigated.

The Fund is Subject to Risks Relating to the Handling of Mail. Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address supplied by the Fund to be dealt with. To the extent that personnel of the Adviser are employing remote work arrangements, forwarded mail could be delayed. None of the Fund nor the Adviser or any of its or their trustees, directors, officers, advisors or service providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

The Fund’s Assets are Subject to Recourse. The assets of the Fund, including any investments made by and any capital held by the Fund are available to satisfy all liabilities and other obligations of the Fund, as applicable. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

[2]	Antares Capital licenses and uses the SASB Standards in its work.

The Fund is Subject to Risks Relating to Obtaining a Rating from One or More Credit Rating Agencies. The Fund may apply to one or more credit rating agencies to rate the Fund and/or its assets in order to provide the Fund access to different sources of indebtedness or capital as well as to help meet the Fund’s risk/return objectives, its overall target indebtedness ratio or other considerations as determined by the Adviser. In connection with such rating or ratings, the credit rating agency or credit rating agencies may review and analyze the Fund’s counterparties, Antares Capital Credit (in its capacity as the Adviser and the Administrator), the investments and expected investments of the Fund, the legal structure of the Fund, the historical and current Fund investors and Fund performance data. There can be no assurance that the Fund will apply for such a rating or ratings, that a credit rating agency will provide a rating or that such a rating will be beneficial to the Fund. In addition, when making investment decisions for the Fund (including establishing the Fund’s investment portfolio), the Adviser may consider the implications of the investment portfolio on a credit rating agency’s rating of the Fund and tailor the Fund’s investment portfolio taking into account such considerations. There is a risk that a rating agency could incorrectly rate, or downgrade ratings which could have a material effect on the Fund, including its assets and its ability to acquire indebtedness.

The Fund is Subject to Risks Relating to Insurance. The Adviser and/or its affiliates expect to purchase and maintain an omnibus insurance policy which includes coverage in respect of the Fund, the Adviser and their affiliates, as well as other clients, including certain of their respective indemnified persons (which omnibus insurance policy or policies may provide coverage to the Adviser, the Adviser and their affiliates, as applicable, for events unrelated to the Fund). The premiums for such shared insurance policies generally would be borne by the Adviser and the clients covered by such policies, and such shared insurance policies are expected to have an overall cap on coverage for all the insured parties thereunder. To the extent an insurable event results in claims in excess of such cap, the Fund may not receive as much in insurance proceeds as it would have received if separate insurance policies had been purchased for each insured party. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Fund experiences an insurable loss after such event, the Fund’s receipts from such insurance policy may also be diminished. Insurance policies covering the Fund, the premiums of which are paid in whole or in part by the Fund, may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Fund may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Fund and which ultimately may not result in a financial award. In addition, the Adviser may cause the Fund to purchase and maintain insurance coverage that provides coverage to the Fund, certain indemnified persons, or the Adviser, in which case, the premiums would be borne by the Fund.

While the Adviser and its affiliates expect to allocate insurance expenses in a manner it determines to be fair and equitable, taking into account any factors they deems relevant to the allocation of such expenses, because of the uncertainty of whether claims will arise in the future and the timing and the amount that may be involved in any such claim, the determination of how to allocate such expenses may require the Adviser and its affiliates to take into consideration facts and circumstances that are subjective in nature. It is unlikely that the Adviser and its affiliates will be able to accurately allocate the expenses of any such insurance policies based on the actual claims related to a particular client, including the Fund.

The Fund is Subject to Risks Relating to Certain Proceedings and Investigations. The Adviser and its affiliates and/or the Fund may be subject to claims (or threats of claims), and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings. The outcome of any investigation, action or proceeding may materially adversely affect the value of the Fund, including by virtue of reputational damage to the Adviser and may be impossible to anticipate. Any such investigation, action or proceeding may continue without resolution for long periods of time and may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of these resources to any investigation, action or proceeding may, at times, be disproportionate to the amounts at stake in such investigation, action or proceeding. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact the Adviser and/or the Fund. In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities. In some cases, the expense of such investigations, actions or proceedings and paying any amounts pursuant to settlements or judgments would be borne by the Fund.

The Fund is Not Registered as an Investment Company Under the 1940 Act. While the Fund is not registered as an investment company under the 1940 Act, it will be subject to regulation as a BDC under the 1940 Act and will be required to adhere to the provisions of the 1940 Act applicable to BDCs. The Common Shares have not been recommended by any U.S. federal or state, or any non-U.S., securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement. Any representation to the contrary is a criminal offense.

The Fund is Subject to Risks Relating to Lack of Diversification. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Fund’s asset diversification requirements as a RIC under the Code, the Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.

During the period of time in which the Fund is deploying its initial capital, the Fund may make a limited number of investments. In addition, the Fund does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. Further, if the expected amount of leverage is not obtained or deployed, the Fund may be more concentrated in an investment than originally anticipated. As a result, the Fund’s investments may be concentrated and the poor performance of a single investment may have pronounced negative consequences to the Fund and the aggregate returns realized by the Fund investors.

The Fund is Subject to Risks Relating to the Use of Proceeds. While the Fund generally intends to make all distributions of net proceeds in accordance with “Estimated Use of Proceeds”, the amount and timing of distributions from the Fund to the Fund investors will be at the discretion of the Board, who may also direct that amounts available for distribution be retained in the Fund (i) to be used to satisfy, or establish reserves for, the Fund’s current or anticipated obligations (including management fees, incentive fees and any other expenses) or (ii) for reinvestment of the cost basis of an investment. Accordingly, there can be no assurance as to the timing and amount of distributions from the Fund.

The Fund is Subject to Operational Risks. The Fund is subject to operational risk, including the possibility that errors may be made by the Adviser or its affiliates and service providers in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Fund investors may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, its affiliates and service providers will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

The Fund is Subject to Risks Associated with Sourcing, Operating or Joint Venture Partners. The Antares Platform has historically, and expects in the future to, work with sourcing, operating and/or joint venture partners, including with respect to particular types of investments or particular sectors or regions. These arrangements may be structured as joint ventures or contractual service provider relationships. In certain circumstances, the Adviser may commit to invest in a pre-agreed amount of investments negotiated by the sourcing partner and/or joint venture partner and/or the Adviser may commit to invest in one or more transactions for which the sourcing partner and/or joint venture partner led the due diligence and negotiation processes and the Adviser is given only a limited opportunity to perform due diligence and participate in negotiation of transactional terms. Fund investors should be aware that sourcing, operating and joint venture partners are not expected to owe any fiduciary duties to the Fund or the Fund investors.

The Fund may pay retainers, closing, monitoring, performance or other fees to sourcing, operating and joint venture partners. Such retainer fees may be netted against a closing fee, if applicable, in connection with the related investment. However, if no such investment is consummated, the Fund will bear any retainer amounts as an expense. In addition, to the extent the compensation of a sourcing, operating or joint venture partner is based on the performance of the relevant investments, the sourcing, operating or joint venture partner may have an incentive to seek riskier investments than it would have under a different compensation structure. In this regard, a sourcing, operating or joint venture partner may receive incentive compensation at the expense of the Fund. The expenses of sourcing, operating and joint venture partners may be substantial. In certain circumstances, the Fund or a portfolio company in which the Fund invests may pay fees to sourcing, operating and/or joint venture partners in consideration for services, including where the

Adviser or an affiliate may have otherwise provided those services without charge. In other circumstances, sourcing, operating and/or joint venture partners may receive certain third-party fees (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees as well as prepayment premiums) in respect of an investment, and no such fees will offset or otherwise reduce the management fee payable by Fund investors. The existence of such fees may result in the Fund paying fees twice, once to the Adviser in the form of management fees and once to the sourcing, operating or joint venture partners to service or manage the same assets.

Sourcing, operating and/or joint venture partners may invest in the Fund. Joint ventures may give rise to additional risks, including tax risks, and structures utilized in context of joint ventures, including for legal, tax and regulatory reasons, may adversely affect the Fund’s pre-tax returns.

The Fund is Subject to Risks Relating to Electronic Delivery of Certain Documents. The Fund investors will be deemed to consent to electronic delivery or posting to the Administrator’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the Fund investors by the Fund, the Adviser, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) drawdown notices and other notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Fund investors under any agreements. There are certain costs and possible risks associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods. See “Risks Relating to Cybersecurity.”

The Fund May Need to Raise Additional Capital. The Fund may need additional capital to fund new investments and grow its portfolio of investments once it has fully invested the net proceeds of this offering. Unfavorable economic conditions could increase the Fund’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Fund’s ability to grow. In addition, the Fund is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on the Fund’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.

The Fund is Subject to Counterparty Risks. To the extent that contracts for investment will be entered into between the Fund and a market counterparty as principal (and not as agent), the Fund is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund. The Fund may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Fund’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Fund’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Fund will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Investors May be Required to Return Distributions to Satisfy Unpaid Debts of the Fund. Under Delaware law, the investors could, under certain circumstances, be required to return distributions made by the Fund to satisfy unpaid debts of the Fund that were in existence at the time the distributions were made.

The Board May Make Certain Changes in the Fund’s Investment Objective, Operating Policies or Strategies Without Prior Notice or Investor Approval. The Fund’s Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Fund may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, the Fund also cannot be dissolved without prior investor approval. The Fund cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

The Board May Make Certain Changes to the Fund’s Declaration of Trust Without Prior Shareholder Approval. Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

The Fund is Subject to Risks Relating to Allocation of Investment Opportunities and Related Conflicts. The Fund generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates, including its subsidiaries (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund), without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities is an affiliate of the Fund for purposes of the 1940 Act, and the Fund generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Fund and other funds managed by the Adviser or its affiliates. Most importantly, the Fund generally is prohibited from co-investing with Other Accounts or affiliates of the Adviser in the Antares-originated loans and financings except pursuant to the co-investment exemptive relief the Fund has received from the SEC, which delineates the requirements the Adviser must comply with for the Fund to invest with Other Accounts. Accordingly, while the Adviser and its affiliates intend to allocate suitable opportunities among the Fund, other accounts and/or affiliates of the Adviser based on the principles described above, the prohibition on co-investing with affiliates could significantly limit the scope of investment opportunities available to the Fund. In particular, the decision by the Adviser or its affiliates to allocate an opportunity to one or more other investment funds or accounts (each, an “Other Investor”) or to an affiliate of the Adviser, or the existence of a prior co-investment structure, might cause the Fund to forgo an investment opportunity that it otherwise would have made. Similarly, the Fund generally may be limited in its ability to invest in an issuer in which an Other Investor or affiliate of the Adviser had previously invested. The Fund may in certain circumstances also be required to sell, transfer or otherwise reorganize assets in which the Fund has invested with other accounts or affiliates of the Adviser at times that the Fund may not consider advantageous.

Any such co-investments will be subject to certain conditions, including that co-investments are made in a manner consistent with the Fund’s investment objectives and strategies, certain Board-established criteria, and the other applicable conditions of the co-investment exemptive relief. Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees must reach certain conclusions in connection with a co-investment transaction, including that: (i) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned; and (ii) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s then-current investment objectives and strategies.

As a result of the relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of Other Accounts, including, in some cases, proprietary accounts of Antares. Because investments are allocated across multiple Antares accounts, the Fund will at times receive a lower allocation to an investment than desired; likewise, the Fund may also be limited in the degree to which it is able to participate in selling opportunities that it may otherwise wish to pursue due to allocations, including non-pro rata allocations, to Other Accounts.

If the Adviser identifies an investment and the Fund is unable to rely on the co-investment relief for that particular opportunity, the Adviser will be required to determine which accounts should make the investment at the potential exclusion of other accounts. In such circumstances, the Adviser will adhere to its investment allocation policy in order to determine the account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other accounts.

The Fund is Subject to Risks Relating to Distributions. The Fund intends to pay monthly distributions to shareholders out of assets legally available for distribution. The Fund cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Fund violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Fund’s Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Fund pays to investors in a year may exceed the Fund’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Fund and the information about the specific tax characteristics of the Fund’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Fund’s net ordinary income or capital gains. To the extent that the Fund’s distributions contain a return of capital, such distributions should not be considered the dividend yield or total return of an investment in the Common Shares. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the Common Shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares.

The Board has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases. Our Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell Common Shares promptly or at a desired price.

Certain Regulatory Risks

Changes to the Dodd-Frank Act May Adversely Impact the Fund. The enactment of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other financial regulations curtailed certain investment activities of U.S. banks. As a result, alternative providers of capital (such as the Fund) were able to access certain investment opportunities on a larger scale. If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Fund for potential investment opportunities. As a result, any changes to the Dodd-Frank Act may adversely impact the Fund.

There are General Regulatory Risks Applicable to the Fund. Legal, tax and regulatory changes could occur that may adversely affect the Fund, the shareholders and/or the portfolio investments. Recent proposals by the SEC indicate increased focus on the regulatory environment for investment vehicles such as the Fund, for holders of securities thereof, for investment advisers thereto and for lenders thereto is evolving, and changes in the regulation of any thereof may adversely affect the value of Common Shares held by or returns to a shareholder and/or the ability of the Fund to pursue its investment strategy.

Although the Fund and the Adviser will endeavor to comply with the requirements of a law and any changes thereto, the treatment of such entities and their investment or investment advisory activities is often uncertain, and may frequently depend on determinations of fact and interpretations of complex provisions of law and regulation for which there may be no clear precedent or authority or with respect to which the law or regulations are in the process of being considered for revocation or modification. Under such circumstances, the Fund and/or the Adviser may employ standard or developing industry practice or conventions, as well as its own internal policies and procedures, to guide its compliance efforts. There can be no assurance, however, that such practices, conventions, policies and procedures ultimately will be considered compliant, and as a result, the Fund or the Adviser, despite its efforts, may be exposed to liability (which may be subject to indemnification by the Fund or the shareholders), possibly on a retroactive basis, as practice, conventions, policies or procedures change or are challenged or the procedures for compliance with the regulatory regimes to which such entities are subject become clearer. Moreover, the regulatory regimes to which the Fund, the Adviser and the shareholders are subject may be administered differently by different governmental authorities or may be administered differently by different personnel within a particular governmental authority or over time and are generally under review by the applicable government authorities in the various jurisdictions in which such entities have investment or other activities, sometimes resulting in revised interpretations of seemingly established concepts. The treatment of such entities or their activities may be modified by administrative, legislative or judicial interpretation at any time, and any such action may affect investments or commitments previously made. In addition, as a result of such changes, the structure and activities of such entities may be challenged. Accordingly, the Fund, the shareholders and/or the Adviser could be adversely affected by any of such changes in laws, regulations, interpretations or the administration thereof.

If the Fund incurs indebtedness directly or indirectly that constitutes the issuance of an asset-backed security or a securitization as defined under then applicable law in the United States of America, in Europe or in Japan, the Fund, the Adviser or an affiliate of any thereof, may be required to (or may elect to) hold credit risk retention interests with respect thereto for the period of time and subject to the restrictions and limitations applicable thereto under then applicable law which could reduce the returns available to the Fund and the shareholders and potentially cause other adverse consequences for the Fund.

The Fund’s portfolio companies and the Fund are subject to regulation by-laws at the U.S. federal, state, and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Fund’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Biden may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular.

Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on portfolio companies or the Fund intensify the regulatory supervision of the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of its portfolio companies. Laws that apply to the Fund, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Fund to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund. In addition, if the Fund does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Privacy and Data Protection. The Fund’s collection, use, maintenance, handling, transfer and other processing of personal data, including in relation to, amongst others, the staff and representatives, individuals considering and/or making an investment in the Fund, and individuals connected with investors (such as directors, trustees, beneficial owners, advisors and agents), imposes legal and regulatory risk. Legal and regulatory requirements relating to the collection, storage, usage, maintenance, handling, transfer and other processing of personal data continue to evolve and could impose costly compliance burdens on the Fund. The Fund is and could directly or indirectly become subject to existing and future federal, state and international laws, regulations, rules or requirements related to privacy, data protection and information security in the jurisdictions in which it does business and/or its investors are located.

For example, the European Union’s General Data Protection Regulation (“GDPR”) includes a range of compliance obligations regarding the handling of personal data and significant financial penalties for non-compliance (the greater of €20 million or 4% of annual global turnover). Following Brexit, the U.K. General Data Protection Regulation (i.e., a version of the GDPR as implemented into U.K. law) (“UK GDPR”) went into effect. While the GDPR and the UK GDPR remain substantially similar for the time being, the UK government has announced that it would seek to chart its own path on data protection and reform its relevant laws, including in ways that could differ from the GDPR.

The Fund could also be subject to existing and new U.S. federal, state and local privacy, data protection, and information security laws and regulations, such as the Federal Trade Commission Act, which regulates unfair or deceptive acts or practices (including with respect to privacy, data protection and information security); the Gramm-Leach-Bliley Act of 1999, which restricts certain collection, storage, use, disclosure and other processing of personal data, requires notice to individuals of privacy practices and provides individuals with certain rights to prevent the use and disclosure of certain non-public or otherwise legally protected data; the California Consumer Privacy Act, as amended by the California Privacy Rights Act, which provides California residents with certain individual privacy rights and imposes privacy, data protection and information security obligations on covered companies, as well as state data breach notification and other laws, including the New York SHIELD ACT, that require enhanced levels of cybersecurity and notification to individuals and/or regulators in the event of a cybersecurity breach of certain personal data or other similar incidents. A number of other states also have enacted, or are considering enacting, comprehensive privacy, data protection and information security laws, and the United States Congress is also considering various proposals for privacy, data protection and information security legislation.

The Fund intends to comply with any obligations arising out of privacy, data protection, and information security laws and regulations that are applicable to it, but may not be able to accurately anticipate the way in which regulators and courts will apply or interpret such laws and regulations, including their applicability to the Fund. If any such laws or regulations are implemented, interpreted or applied in a manner inconsistent with the Fund’s policies and practices, it may be fined or ordered to change its business practices in a manner that increases compliance burdens and costs and adversely impacts its operating results. Compliance with these laws and regulations, including the obligation to timely notify stakeholders in the event of a cybersecurity incident, may divert the Fund’s time and effort and entail substantial expense. Any failure or perceived failure by the Fund to comply with existing and new privacy, data protection and information security laws and regulations could result in negative publicity and may subject the Fund to significant costs associated with litigation, settlements, regulatory action, judgments, fines, liabilities and other penalties, for which the Fund may not have insurance coverage.

The Fund is Subject to Risks Relating to Material Non-Public Information. As described under the heading “Conflicts of Interest” from time to time, the Adviser, its owners, the respective affiliates of the Adviser and of its owners and the officers and personnel of any of the foregoing may come into possession of material non-public information that would limit the ability of the Fund to buy and sell Portfolio Loans. The investment flexibility of the Fund may be constrained as a consequence of the Adviser’s inability to take certain actions because of such information. The Fund will lose investment opportunities if it is unable to acquire an investment because the Adviser, its owners, the respective affiliates of the Adviser and of its owners or the respective officers or other personnel of any of the foregoing have obtained material non-public information which prevents such acquisition. Although the Adviser and its affiliates have adopted some informational walls, not all information is subject to such walls and there can be no guarantee that a wall will be effective. The Fund may experience losses if it is unable to sell an investment that it holds because the Adviser, its owners, their respective affiliates and the respective officers or other personnel of any of the foregoing have obtained material non-public information, which losses will reduce returns to and could cause losses for the shareholders.

The Fund is Subject to Risks Relating to Public and Other Disclosure Obligations. The Fund and/or certain shareholders may be expected to disclose confidential and other information relating to Fund assets and financial results when required to do so by applicable law. The Fund may disclose confidential and other information to shareholders or to third parties (including, without limitation, their lenders, service providers and/or any rating agency) that may request such information and are expected to do so to the extent required by law or contract applicable thereto. In addition, other entities that are lenders or agents in any credit facility of which a Portfolio Loan constitutes a part may have similar disclosure rights or obligations relating to such credit facility. There is no assurance that any such disclosure of information will be or will remain confidential. Such disclosure obligations may adversely affect the Fund and/or certain shareholders, particularly shareholders who are not otherwise subject to public disclosure of information requirements relating to the private holdings of funds in which they invest.

The Fund, the Adviser or their respective affiliates, service providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Fund and the Fund investors, including investments held directly or indirectly by the Fund and the names and level of beneficial ownership of certain of the Fund investors, to (i) regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Fund directly or indirectly invests, or (ii) any lenders, counterparty of, or service provider to, the Adviser or the Fund (and its subsidiaries). Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of confidentiality and, in certain circumstances, the Fund, the Adviser or any of their affiliates, service providers or agents, may be prohibited from disclosing to any Fund investor that any such disclosure has been made.

Risks Relating to Financings by the Fund

The Fund is Subject to General Risks Associated with Leverage. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in the Fund. The greater the total borrowing by the Fund relative to its assets, the greater will be its risk of loss and possibility of gain. In addition, money borrowed by the Fund will be subject to interest costs and other costs which will be a direct or indirect expense of the Fund and, to the extent not covered by income or gain attributable to the assets of such borrower, will adversely affect the operating results of the Fund.

The Fund Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may enter into one or more credit facilities and may issue or assume other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on the Fund’s consolidated assets that are superior to the claims of our shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.

Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distribution payments on our Common Shares. There can be no assurance that a leveraging strategy will be successful.

Any credit facilities into which the Fund may enter impose financial and operating covenants that may restrict the Fund’s business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew any credit facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidence of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

The following table illustrates the hypothetical effect on return to a holder of our Common Shares of the leverage created by our potential use of borrowing at a weighted average stated interest rate of 5.93% (excluding deferred financing costs, deferred issuance costs and unused fees), together with (a) a potential $650,000,000 value of net assets; (b) $350,000,000 in aggregate principal amount of indebtedness and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%.

	Assumed Return on Portfolio (Net of Expenses)(1)
	-10%	-5%	0%	5%	10%
Corresponding Return to Shareholders(2)	-18.51%	-10.84%	-3.18%	4.49%	12.15%
(1)	The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
(2)	In order to compute the “Corresponding Return to Shareholders,” the “Assumed Return on Portfolio” is multiplied by the estimated $1,000,000,000 total value of our assets to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.93% by the approximately $350,000,000 of principal debt outstanding) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the estimated total value of our net assets of $650,000,000 to determine the “Corresponding Return to Shareholders.”

Indebtedness Under a Portfolio Credit Facility May be Affected by Interest Rate Risks, Including Mismatches Between the Interest that is Payable with Respect to Such Indebtedness and Interest Income that is Received on the Related Portfolio Loans. The interest payable with respect to the indebtedness incurred or issued by the Fund or a subsidiary (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund) under any portfolio credit facility (the “Portfolio Credit Facility Debt”) generally is expected initially to be based on the Secured Overnight Financing Rate (“SOFR” or the “Benchmark”). Interest income earned on the Portfolio Loans that collateralize the related portfolio credit facility typically also are based on SOFR or may bear interest at a fixed rate. It is possible that the Benchmark being used to determine interest payable on the Portfolio Credit Facility Debt may rise during periods in which the Benchmark or another index or fixed rate of interest payable on the Portfolio Loans is stable, falling or capped at a lower rate. In addition, the Benchmark may be changed on a hardwired basis without any discretion on the part of the Fund to consent thereto or by amendment in which case the Fund will have whatever discretion is provided in the underlying documents to grant or withhold its consent thereto (and, with respect to a Portfolio Loan amendment, may not own a sufficient amount of a Portfolio Loan to control any such decision). Moreover, hardwired change or change by amendment may occur in the Benchmark at different times under the Portfolio Loan and under any portfolio credit facility. Under such circumstances it is possible that there may be mismatches between the interest rates payable on the Portfolio Credit Facility Debt and the interest rates payable on the Portfolio Loans collateralizing such Portfolio Credit Facility Debt, as well as timing mismatches based on different reset dates with respect thereto. The Fund may enter into interest rate swap transactions to hedge any interest rate or timing mismatch. Such a mismatch could result in less excess spread available as credit support for the portfolio credit facility, less cash available for distribution to the Fund and the shareholders thus adversely affecting the returns received thereby and/or the Fund not collecting sufficient interest income from the Portfolio Loans to make interest payments then due on the Portfolio Credit Facility Debt which may result in an event of default thereunder.

The Replacement of the London Interbank Offered Rate (“LIBOR”) with an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, which could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended a new reference rate derived from short-term repurchase agreements backed by Treasury securities, the SOFR.

The transition away from LIBOR may adversely impact the Fund and/or the Fund’s portfolio companies as certain of the Fund’s investments and/or other indebtedness of the Fund’s portfolio companies may have (or previously had) interest rates with a LIBOR reference. Although replacement rates (e.g., SOFR) have begun to be adopted in the lending and bond markets, the ongoing LIBOR replacement process might affect the Fund’s floating-rate investments, including by:

●	adversely impacting the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked (or formerly LIBOR-linked) securities, loans and derivatives that may be included in the Fund’s assets;
●	requiring extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
●	resulting in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates; or
●	causing the Fund to incur additional costs in relation to any of the above factors.

In addition, the Fund and portfolio companies may have renegotiated (or may yet need to renegotiate) some of those instruments to address a transition away from LIBOR, and there also may be different conventions that arise in different but related market segments and there may be mismatches between different assets and liabilities causing possible unexpected gains and/or losses for the Fund or portfolio companies. Some replacement rates may also be subject to compounding or similar adjustments that cause the amount of any payment referencing a replacement rate not to be determined until the end of the relevant calculation period, rather than at the beginning, which could lead to administrative challenges for the Fund.

If the transition of an instrument or investment from LIBOR results in an overall increase to borrowing costs, higher interest expense could negatively affect the financial results and valuations of our funds’ portfolio companies. There is no guarantee that a transition from LIBOR to an alternative will not result in significant increases or volatility in benchmark rates or borrowing costs to borrowers, any of which could have a material adverse effect on our results of operations, financial condition and cash flow.

The Fund is Subject to Risks Relating to Subordinated Interests in any Financing Subsidiary. The Fund will own all or a majority of the equity interests in any financing subsidiary. The Fund will seek advice from its accountants whether or not the Fund will be required to consolidate the assets and liabilities of any financing subsidiary in its consolidated financial statements. The Fund’s equity interests in a financing subsidiary will be subordinated in priority of payment to such financing subsidiary’s obligations to its debt holders and its service providers. All of these persons have claims superior to the claims of the Fund as equity interest holder in any liquidation of such financing subsidiary. If a financing subsidiary has insufficient assets to pay all of its obligations, the Fund and the shareholders may suffer losses. In addition, the debt incurred at the financing subsidiary level is required to be included in our calculation of our asset coverage.

The Fund is Subject to Risks Relating to Minimum Utilization and Prepayment Penalties under a Portfolio Credit Facility. In order to ensure that they receive an anticipated minimum level of profit in connection with entering into a portfolio credit facility, the lenders thereunder typically require that a borrower pay, in addition to interest and certain one-time fees, a commitment fee on any portion of the maximum commitment that is undrawn, and may require that the borrower pay a make-whole premium – which could be in the form of a one-time payment or ongoing minimum payments – in the event that the advances under the portfolio credit facility are prepaid or not sufficiently drawn, and/or the Portfolio Credit Facility is terminated during a specified non-call period. Under such circumstances, the Fund could incur borrowing costs under such portfolio credit facility regardless of the amount of leverage it utilized thereunder. To the extent that the Fund is unable to acquire or did not hold sufficient Portfolio Loans meeting the eligibility criteria of the portfolio credit facility to satisfy certain minimum utilization targets under the portfolio credit facility, commitment fees may increase thus reducing the amount that may otherwise be distributable to the shareholders. In addition, there may be insufficient interest or other proceeds relating to such Portfolio Loans subject to such portfolio credit facility to fully cover all costs relating thereto which could result in a payment event of default under such portfolio credit facility, which could have a material adverse effect on the performance of the Fund and on the shareholders.

Certain Investment Risks

The Fund is Subject to Risks Associated with its Investment Strategy. The success of the Fund’s investment activities depends on the Adviser’s ability to identify opportunities for attractive risk-adjusted returns on invested capital, which is dependent in part on the market for available capital for middle market companies. Identification of these opportunities involves uncertainty. No assurance can be given that the Adviser will be able to successfully locate investment opportunities, or if such opportunities are located, that they will be available for allocation to the Fund or that, for Portfolio Loans sourced by the Antares Platform, or the Board, when required, will consent to or approve the purchase thereof. In addition, any credit facility is expected to, place restrictions on the Adviser’s ability to cause the Fund to buy and/or sell loans as well as the timing for acquiring loans.

Hedging. The Fund may, in some circumstances, directly or indirectly, employ hedging techniques in connection with its Portfolio Loans designed to reduce the risks of adverse movements in interest rates, securities prices, currency exchange and other factors (including risks associated with the use of derivative instruments). While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Fund may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices, currency exchange rates or other events relating to such hedging transactions may result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions.

Terrorist Action, Military Action, Protests, Pandemics and Natural Disasters. There is a risk of terrorist attacks, military actions, other armed conflicts, violent protests, pandemics and/or natural disasters in the United States and elsewhere causing significant loss of life, property damage and/or disruptions in the local or global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced (such as the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East). Pandemics and natural disasters may have similarly disruptive impacts. The potential impact of such events is unclear, but such events could have a material adverse effect on general economic conditions, the ability of obligors of Portfolio Loans held by the Fund to repay such Portfolio Loans, lenders extending credit facilities to the Fund, or market liquidity, thereby adversely impacting the operations of the Adviser or the Fund and the returns to the shareholders.

General Economic Conditions May Affect the Ability of the Fund to Make Distributions to the Shareholders. The ability to effectuate the investment strategy of the Fund and to make distributions to the shareholders will depend in part on general economic conditions and the financial health of the Portfolio Loan borrowers. Negative trends or volatility in economic conditions generally or in particular financial and credit markets are likely to increase the number of non-performing Portfolio Loans and decrease the value and collectability of the Portfolio Loans. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. It is difficult to predict which markets, products, businesses and assets will be affected by particular economic or business conditions (or to what degree the health of particular markets or industries are dependent on monetary policies by central banks, particularly the U.S. Federal Reserve). There is no assurance that conditions in the credit and other financial markets will be or remain stable and will not have deteriorated or in the future deteriorate at any time and there is now and in the future a material possibility that economic activity will be volatile and/or has slowed or slow over the moderate to long term. See “Risks Relating to Infectious Disease and Pandemics.” A decrease in market value of the Portfolio Loans would also adversely affect the sale proceeds that could be obtained upon the sale of the Portfolio Loans and could result in losses, negatively impact returns to shareholders and ultimately affect the ability of the Fund to make distributions to the shareholders.

Obligors are also affected generally by economic slowdowns and recessions. Although signs of economic slowdown are less evident in certain regions around the world as the global growth cycle has reached a mature phase, economists continue to expect near term moderate economic growth due to the limited signals of imminent recession in the United States, continued healthy government spending, and recent progress made on trade. Regardless, geopolitical instability presents a risk for the Fund and the Portfolio Loans in which it will invest. Any deterioration of general economic conditions can lead to significant declines in corporate earnings, loan performance, or the ability of obligors to service their loans, any of which could trigger a period of global economic slowdown and have an adverse impact the Fund’s performance and financial results, including the value of its portfolio and the collateral securing the Portfolio Loans. Unfavorable economic conditions also could increase the cost of leverage or cause lenders not to extend credit on favorable terms or at all, which could prevent the Fund from making investments and have an adverse impact on its performance and financial results.

Negative economic trends would also increase the likelihood that major financial institutions or other entities having a significant impact on the financial and credit markets may suffer a bankruptcy or insolvency, as occurred during the recession in the U.S. economy several years ago. The bankruptcy or insolvency of any such entity may have an adverse effect on the Fund and the Common Shares and may trigger future crises in the global credit markets and overall economy, which could have a significant adverse effect on the Fund and the Common Shares.

During an economic downturn or recession it is likely that the incidence of amendments, waivers, modifications and restructurings of Portfolio Loans would increase, which may lead to a decrease in the value of such Portfolio Loans that could adversely affect the ability of the Fund to make distributions.

The volume of loans that are available for acquisition in the market or available for allocation by the Adviser to the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such loans may be limited. This is also likely to heighten refinancing risk in respect of maturing Portfolio Loans. In addition, obligors on Portfolio Loans may be more likely to exercise any rights they may have to redeem or refinance such Portfolio Loans when interest rates or spreads are declining, which redemptions or refinancings may occur under circumstances when such Portfolio Loans cannot be replaced by the acquisition of additional Portfolio Loans with similar or better risk and economic characteristics or at all. These additional risks may affect the returns on the Common Shares to shareholders.

The Fund is Subject to Inflation Risks. Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The Fund is Subject to Risks Relating to Infectious Disease and Pandemics. Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy. Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, the coronavirus (COVID-19), or other similarly infectious diseases may have material adverse impacts on the Fund, the Adviser, their respective affiliates and portfolio companies. Actual pandemics, or fear of pandemics, can trigger market disruptions or economic turndowns with the consequences described above. The Adviser cannot predict the likelihood of disease outbreaks occurring in the future nor how such outbreaks may affect the Fund’s investments.

The outbreak of disease epidemics may result in the closure of the Adviser’s and/or a portfolio company’s offices or other businesses, including office buildings, retail stores and other commercial venues and could also result in (a) the lack of availability or price volatility of raw materials or component parts necessary to a portfolio company’s business which may adversely affect the ability of a portfolio company to perform its obligations, (b) disruption of regional or global trade markets and/or the availability of capital, (c) the availability of leverage, including an inability to obtain indebtedness at all or to the Fund’s desired degree, and less favorable timing of repayment and other terms with respect to such leverage, (d) trade or travel restrictions which impact a portfolio company’s business and/or (e) a general economic decline and have an adverse impact on the Fund’s value, the Fund’s investments, or the Fund’s ability to make new investments.

If a future pandemic occurs (including a recurrence of COVID-19) during a period when the Fund expects to be harvesting its investments, the Fund may not achieve its investment objective or may not be able to realize its investments.

Changes in the Leveraged Finance and Fixed Income Markets May Affect Shareholders. In recent years, the leveraged finance and fixed income markets have at times contributed to a severe liquidity crisis in the global credit markets. There have also been at times substantial fluctuations in prices for leveraged loans and limited liquidity for such loans. No assurance can be made that the conditions giving rise to such price fluctuations and limited liquidity will not continue or become more acute in the future. During periods of limited liquidity and higher price volatility, the ability of the Fund to acquire or dispose of Portfolio Loans at a price and time that the Adviser deems advantageous may be severely impaired. As a result, in periods of rising market prices, the Fund may be unable to participate in price increases fully to the extent that it is unable to acquire desired positions quickly and its inability to dispose fully and promptly of positions in declining markets may cause its net asset value to decline and may exacerbate losses suffered thereby when Portfolio Loans are sold. Furthermore, significant additional liquidity-related risks may exist for the Fund and the shareholders including, among others, (i) the possibility that the prices at which Portfolio Loans can be sold by the Fund will have deteriorated from their effective purchase price, and (ii) the possibility that opportunities for the Fund to sell its assets in the secondary market may be impaired or restricted by a portfolio credit facility. These additional risks may result in losses, negatively affect the returns on the Common Shares or otherwise adversely affect shareholders.

Regardless of current or future market conditions, certain Portfolio Loans purchased by the Fund will have only a limited trading market (or none). The Fund’s investment in illiquid Portfolio Loans may restrict its ability to dispose of Portfolio Loans in a timely fashion and for a fair price, as well as their ability to take advantage of market opportunities. While liquidity in loans to middle market companies has increased in recent years, loans to middle market companies similar to the loans that the Fund intends to acquire are less liquid than broadly syndicated loans and certain of such middle market loans that may be acquired by the Fund are less liquid than more traditional senior secured loans to middle market companies. Illiquid Portfolio Loans may trade at a discount from comparable, more liquid loans or other investments. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks” for a further description of the illiquidity of non-investment grade loans to middle market companies.

In addition, adverse developments in the primary market for loans to middle market companies, unitranche loans and/or leveraged loans in general may reduce opportunities for the Fund to acquire loans that would qualify as Portfolio Loans. The ability of private equity sponsors and leveraged loan arrangers to effectuate new leveraged buy-outs and the ability of the Fund to acquire such loans may be partially or significantly limited depending on market and regulatory conditions. Furthermore, possible changes in the tax laws of the United States could result in private equity sponsors and obligors electing to reduce leveraged loans as part of their portfolio companies’ capital structure and to obtain more of their funding in the form of equity which may reduce the amount of Portfolio Loans available for acquisition by the Fund. The impact of any such changes affecting the leveraged loan market or another liquidity crisis on the global credit markets may adversely affect the management flexibility of the Adviser in relation to the portfolio and, ultimately, the returns on the Common Shares to shareholders.

The Fund is Subject to Risks Relating to General Economic Conditions. Loans are subject to credit and interest rate risks. Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on a loan. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a loan may affect its credit risk. Credit risk may change over the life of a loan and loans that are rated by rating agencies are often reviewed and may be subject to downgrade. Interest rate risk refers to the risks associated with market changes in interest rates and with possible changes to an alternative benchmark reference rate in connection with transition away from LIBOR as a benchmark reference rate. See “Risk Factors—The Replacement of LIBOR With an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, Which Could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow.” Interest rate changes may affect the value of a loan indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of loans whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate loan and falling interest rates will have a positive effect on price. Adjustable rate loans also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in loans with uncertain payment or prepayment schedules.

The Fund is Subject to Risks Relating to Developments in the Leveraged Loan Market. The global economy has been affected for a number of years by the crisis in the credit markets initially caused by problems in the U.S. subprime residential mortgage loan market and, in the United States, a slow recovery thereafter. The global economy is still being negatively affected by, among other things, certain national deficits and sovereign debt levels incurred before or during the credit crisis and the recent and possible future increase thereof as a result of the COVID-19 outbreak. Among the sectors of the global credit markets that experienced particular difficulty during the credit crisis were the collateralized debt obligations and leveraged finance markets. There is no assurance that such markets may not experience similar difficulties in the future. There continues to exist significant risks for the Fund and shareholders as a result of uncertain or volatile economic conditions. These risks include, among others, (i) the likelihood that it may be more difficult to sell any of the Fund’s assets in the secondary market, thus rendering it more difficult to dispose of such assets, (ii) the possibility that the price at which the Fund’s assets can be sold by the Fund will have deteriorated from their effective purchase price, (iii) the illiquidity of the Common Shares, as there is currently little or no secondary trading in equity securities issued in connection with entities such as the Fund and none is expected to develop, and (iv) the possibility of a recession or other economic downturn affecting obligors. All of these risks may affect the returns on the Common Shares to shareholders and the ability of shareholders to realize their returns. The Fund’s assets will primarily consist of Portfolio Loans to middle market companies that may be particularly susceptible to economic slowdowns or recessions and may be unable to make scheduled payments of interest or principal on their borrowings during these periods. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks.” The volume of leveraged loans that are available for acquisition by the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such assets may be limited. This is also likely to heighten refinancing risk in respect of maturing loans. In addition, obligors on loans may be more likely to exercise any rights they may have to redeem or refinance such loans when interest rates or spreads are declining. These additional risks may affect the returns on the Common Shares to shareholders and could further slow, delay or reverse an economic recovery and cause a further deterioration in loan performance generally.

Future crises may have a negative impact on the economic conditions in the affected jurisdictions. Any slowdown in growth or commencement of a recession in such economies as a result thereof has had and in the future is expected to have an adverse effect on the ability of consumers and businesses to repay or refinance their existing debt. Adverse macroeconomic conditions may adversely affect the rating, performance and the realization value of the loans. It is possible that the loans will experience higher default rates than anticipated and that performance will suffer.

As a result of the credit crisis, some leading global financial institutions were forced into mergers with other financial institutions, have been partially or fully nationalized or became bankrupt or insolvent. The bankruptcy or insolvency of a major financial institution may have an adverse effect on the Funds, particularly if such financial institution is the administrative agent of one or more Portfolio Loans, a seller of a participation interest therein, or is the agent or lender under a credit facility financing to the Fund. In addition, the bankruptcy, insolvency or financial distress of one or more additional financial institutions, or one or more sovereigns, may trigger additional crises in the global credit markets and overall economy which could have a significant adverse effect on Fund assets and the Common Shares.

Although the leveraged finance and CLO markets have made significant recoveries from the adverse impact of the recent credit crisis, there can be no assurance that the leveraged finance and CLO markets will not be adversely impacted by future economic downturns or market volatility.

The Fund is Subject to Risks Relating to Competition and Availability of Suitable Investments. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement investment strategies in leveraged loans including BDCs, leveraged loan finance companies, CLO vehicles and private funds and separately managed accounts similar to the Fund. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, which may result in a decrease in the number of opportunities that the Adviser is able to pursue on behalf of the Fund, or in increased price volatility with respect to such opportunities. Prospective investors should understand that the Fund will compete with other investment vehicles, as well as institutional investors and commercial banking firms that have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Adviser can offer no assurance that it will be able to identify and make investments that are consistent with the investment objective of the Fund.

In some cases, the Adviser’s indirect owners invest in Portfolio Loans that are suitable for the Fund. Such indirect owners could invest indirectly alongside the Fund and other clients of the Adviser or the Adviser’s affiliates through their interest in the Antares Balance Sheet or could seek to invest either in concert with, or independently of, the Fund and other clients of the Adviser or the Adviser’s affiliates. In cases where the Adviser’s indirect owners pursue an opportunity independently, the Fund could, but will not necessarily, also pursue such opportunity.

It is Anticipated that All or Most of the Portfolio Loans will be Sourced by Antares Parties. Except to the extent otherwise permitted by the Fund’s investment criteria, since it is anticipated that all or most of the Portfolio Loans will be sourced through the Antares Platform, the Fund will be relying on the performance of the loan origination business of the Antares Platform and the relevant Antares Parties in general for both the types of Portfolio Loans and the quality of such Portfolio Loans, and for other related services including, without limitation, access to market deal flow, credit diligence and portfolio administration, accounting, tax, human resources, information technology and legal/compliance support. Therefore, a decline in the business and other business activity of the Antares Platform or the relevant Antares Parties could have adverse consequences for the Fund and the shareholders. There can be no assurance that the Antares Platform or the relevant Antares Parties will source loans of equal or better quality than those sourced by them in the past. If the Antares Platform or one or more of such relevant Antares Parties suffers from a decline in business, or loosens its credit standards, the loans sourced thereby may suffer in credit quality. In order to maintain levels of business activity and/or profitability, the Antares Platform or the relevant Antares Parties may make concessions to obligors on loans. In addition, there is no assurance that the Antares Parties will continue to source loans that fit the Fund’s investment strategy or originate them in the same volume. Under such circumstances the size or performance of the Fund’s portfolio could be expected to be adversely affected.

Significant conflicts of interest will arise from the Fund acquiring all or most of the Portfolio Loans in this manner. See “Conflicts of Interest.”

Certain Portfolio Loans Could be Based on Recurring Revenues and Not Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). Certain of the Portfolio Loans could be in large part underwritten based on projections and assumptions related to the growth or increase in services, adoption or entry into new markets and an assumed growth in recurring revenue, as well as assumptions related to spending to support such growth. The obligors of these Portfolio Loans may have low or negative EBITDA. If the projections and assumptions made with respect to the growth of any such obligor’s revenues or expenditures are inconsistent with such obligor’s actual performance, such Portfolio Loans may be subject to greater risks than Portfolio Loans for which the obligor has higher EBITDA.

Ratings and/or Credit Estimates are Not a Guarantee of Quality. Credit ratings and/or credit estimates of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality or performance. A credit rating or a credit estimate is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. If a credit rating or credit estimate assigned to any Portfolio Loan is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such Portfolio Loan. Rating agencies attempt to evaluate the relative future creditworthiness of an obligation and do not address other risks, including, but not limited to, the likelihood of principal prepayments (both voluntary and involuntary), liquidity risk, market value or price volatility; therefore, credit ratings or credit estimates do not fully reflect the true risks of an investment in the related asset. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an obligor’s current financial condition may be better or worse than a rating indicates. Further, rating agencies may change credit rating or credit estimate methodologies. Consequently, credit ratings or credit estimates of any Portfolio Loan should be used only as a preliminary indicator of perceived investment quality and should not be considered a reliable indicator of actual investment quality. Credit ratings or credit estimates of Portfolio Loans included in the Fund’s direct or indirect portfolio or of other loans similar to the Portfolio Loans may be subject to significant or severe adjustments downward. Credit rating or credit estimate reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, which may have material adverse effects upon the Fund’s investments in Portfolio Loans.

Loans to middle market companies generally will not have a public rating, although some loans may have private ratings and/or credit estimates assigned by, or obtained pursuant to the methodology of, a nationally recognized statistical rating agency. A credit estimate is not identical to a credit rating, and may be assigned using a more limited analysis, based on public information or information supplied by the party requesting the credit estimate. Disclosure of private ratings and/or credit estimates, if any are available, is restricted and any such ratings or estimates are not expected to be disclosed to the Fund.

The Fund is Subject to Risks Relating to the Impact of Uninvested Cash Balances. To the extent the Adviser on behalf of the Fund maintains cash balances (such as cash balances to fund revolving loans) or reserves or holds such amounts in temporary investments instead of investing in higher yielding Portfolio Loans or paying down related credit facilities incurred directly or indirectly thereby with respect to the Portfolio Loans, portfolio income will be reduced which will result in reduced amounts available to the Fund for its return on investment. In addition, temporary investments could also suffer losses. The extent to which the cash balances of the Fund remain uninvested in Portfolio Loans will be subject to a variety of factors, including among others future market conditions, and is difficult to predict.

The Composition and Characteristics of the Portfolio Loans will Change over Time. The characteristics of the Portfolio Loans held by the Fund will change as a result of the acquisitions and sales of Portfolio Loans by the Fund. The characteristics of the Portfolio Loans will also change over time as a result of scheduled amortization, prepayments, the amount of draws, repayments and termination of revolving Portfolio Loans, extensions, waivers, modifications, restructuring, work-outs, delinquencies and defaults on Portfolio Loans. There can be no assurance that the portfolio of Portfolio Loans directly or indirectly owned by the Fund will have any particular characteristics at any time and the decision to buy Portfolio Loans or to sell Portfolio Loans will have a significant impact on those characteristics.

The Fund is Currently Operating in a Period of Capital Markets Disruption, Significant Volatility and Economic Uncertainty. The global capital markets are experiencing a period of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities, lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations. Highly disruptive market conditions have resulted in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be accurately forecasted. Extreme uncertainty regarding economic markets is resulting in declines in the market values of potential investments and declines in the market values of investments after they are made or acquired by the Fund and affecting the potential for liquidity events involving such investments or portfolio companies. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. Applicable accounting standards require the Fund to determine the fair value of its investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of the Fund’s investments are not publicly traded, as part of the Fund’s valuation process the Fund considers a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect the Fund’s investment valuations.

Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide. In particular, the consequences of the conflict between Russia and Ukraine and the conflict in the Middle East, including international sanctions, the potential impact on inflation and increased disruption to supply chains and a potential global recession may impact portfolio companies. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Such consequences also may increase the Fund’s funding cost or limit its access to the capital markets.

A prolonged period of market illiquidity may cause the Fund to reduce the volume of loans and debt securities originated and/or fund and adversely affect the value of the Fund’s portfolio investments, which could have a material and adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Risks Relating to Portfolio Loans

Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks. The Portfolio Loans will consist primarily of non-investment grade loans to middle market companies or participation interests therein, which are subject to liquidity, market value, credit, repricing, default, recovery, interest rate, reinvestment and other risks. The Portfolio Loans are generally considered to be subject to greater risks than investment grade corporate obligations and will be less liquid than both investment grade corporate obligations and broadly syndicated loans. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of Portfolio Loans. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value and returns of the Portfolio Loans or will be able to acquire on behalf of the Portfolio Loans that will generate sufficient returns to meet the Fund’s or the shareholders’ expectations.

Prices of the Portfolio Loans may be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors of the Portfolio Loans. In particular, the market for non-investment grade loans has experienced periods of volatility in the supply and demand for such loans, resulting in fluctuations and changes in, among other things, spreads, interest rate floors, purchase discounts, leverage, covenants, structure, and other terms. Additionally, loans and participation interests in loans generally have significant liquidity and market value risks because they are not generally traded in organized exchange markets but are traded by banks and other institutional investors in privately negotiated transactions. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been small relative to both the high-yield debt securities market and the broadly syndicated loan market. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans issued by larger companies.

All or a significant majority of the Portfolio Loans are expected to consist of loans to middle market companies. Although middle market loans share many of the same characteristics as more broadly syndicated loans, including a senior secured position in the obligor’s capital structure and floating rate interest payments, loans to middle market companies tend to be less widely held and are not often publicly rated. Loans to middle market companies may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade corporate obligations. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans entered into by larger companies.

Because a more limited number of investors invest in loans to middle market companies, the trading volume for such loans is relatively illiquid as compared to that of broadly syndicated loans. In addition, investors who invest in middle market loans typically invest in unitranche loans in middle market companies, the trading volume of which is likely to be relatively illiquid as compared to that of more traditional senior secured loans to middle market companies. In addition, the trading market for Portfolio Loans that are revolving loans is substantially less liquid than that for term loans since certain loan market investors are not permitted to, or prefer not to, invest in revolving loans. Furthermore, there are typically restrictions on transfers of Portfolio Loans under the related loan facility documents and, if the Portfolio Loan is a participation interest, there may be additional restrictions on transfer under the related participation agreement. The illiquidity of the Portfolio Loans may restrict the ability of the Fund (or the Adviser on its behalf) to dispose of such Portfolio Loans in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

A non-investment grade middle market loan or participation interest therein is generally considered speculative in nature and may experience defaults for a variety of reasons. A middle market loan may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, deferral of payment, payments-in-kind of interest, and a substantial change in the terms, conditions and covenants with respect to such loan. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such loan. The liquidity of a loan in default will be limited, and to the extent that a defaulted loan is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on the Portfolio Loans and an increase in default levels or a decrease in recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Non-investment grade loans to middle market businesses may carry more inherent risks than non-investment grade loans to larger, publicly traded entities. For example, middle market borrowers generally are not publicly traded entities and have significantly less publicly available information about them compared to publicly traded entities. These middle market companies generally have more limited access to capital and higher financing costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from their respective private equity sponsors, public capital markets or from traditional sources, such as commercial banks. Non-investment grade and middle market borrowers may be highly leveraged, which may cause them to be more likely to be unable to meet their obligations in an economic downturn, a period of rising interest rates, a contraction of the leveraged loan market or a period of fluctuating exchange rates (in respect of those obligors located outside of the United States). Middle market businesses typically have narrower product lines and smaller market shares than large businesses. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle market businesses may have more difficulties implementing enterprise resource plans and may face greater challenges integrating acquisitions than large businesses. These businesses may also experience substantial variations in operating results. Typically, the success of a middle market company also depends on the management talents and efforts of one or two individuals or a small group of individuals. The death, disability or resignation of one or more of these individuals could have a material adverse impact on such middle market company and its ability to repay its obligations. A deterioration in a middle market obligor’s financial condition and prospects may cause it to fail to satisfy net income, cash flow and other coverage tests typically imposed by lenders and may be accompanied by deterioration in the collateral securing the Portfolio Loan. Such deterioration may impair the ability of such obligor to obtain refinancing, force it to seek to have its Portfolio Loan restructured or result in a defaulted Portfolio Loan.

In addition, middle market businesses often need substantial additional capital to expand or compete and will often have borrowed money from other lenders and may need additional capital to survive any economic downturns. Accordingly, loans made to middle market companies involve higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources. In addition, while a private equity sponsor often will provide additional capital to support their middle market portfolio companies in times of distress, such practice may not continue or may continue to a lesser extent. Default levels or the amount or timing of recoveries that may be experienced on the Portfolio Loans are uncertain. Any event of default and acceleration of a loan or decrease in recoveries or delay in receipt of recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Investing in Term Loans, Delayed Draw Term Loans or Revolvers Involves Certain Risks. The Fund may invest in a variety of different types of debt, including but not limited to term loans, delayed draw term loans and/or revolving loans. A term loan is a loan that has a specified repayment schedule. A delayed draw term loan is a loan that typically permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. A revolving credit facility differs from a delayed draw term loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed draw term loans and revolving credit facilities usually provide for floating or variable rates of interest. If the Fund enters into or acquires a commitment with a borrower regarding a delayed draw term loan or a revolver, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw term loans and revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Loan Prepayments May Affect the Ability of the Adviser to Invest Available Funds in Appropriate Portfolio Loans. Loans are generally prepayable in whole or in part at any time at the option of the obligor thereof at par plus accrued unpaid interest thereon. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that Portfolio Loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. In addition, certain Portfolio Loans may include excess cash flow capture and other mandatory prepayment provisions, which may accelerate the amortization of the applicable Portfolio Loan. Any inability of the Adviser (if it is permitted to reinvest such funds on behalf of the Fund) to reinvest payments or other proceeds in Portfolio Loans with comparable interest rates may adversely affect the returns of the Fund in respect of the Portfolio Loans. There is no assurance that the Adviser will be able to reinvest proceeds in Portfolio Loans with comparable interest rates or as to the length of any delays before such investments are made.

The rate of prepayments, amortization and defaults may be influenced by various factors including, among other things: (i) changes in obligor performance and requirements for capital; (ii) the level of interest rates and the shape of the yield curve; (iii) lack of credit being extended and/or the tightening of credit underwriting standards in the commercial lending industry and supply and demand economics in capital markets; and (iv) the overall economic environment.

The Adviser cannot predict the actual rate of prepayments, accelerated amortization or defaults which will be experienced with respect to the Portfolio Loans.

Lender Liability Considerations and Equitable Subordination can Affect the Fund’s Rights with Respect to Portfolio Loans. A number of judicial decisions in the United States have upheld judgments of obligors against lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the obligor or has assumed an excessive degree of control over the obligor resulting in the creation of a fiduciary duty owed to the obligor or its other creditors or shareholders. Because of the nature of the portfolio of Portfolio Loans, the Fund could become directly or indirectly subject to allegations of lender liability individually or as part of a group of lenders and could also be liable for pro rata liabilities of the agent or lead lender.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a holder of debt (i) intentionally takes an action that results in the undercapitalization of an obligor to the detriment of other creditors of such obligor, (ii) engages in other inequitable conduct to the detriment of such other credits, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (iv) uses its influence as a stockholder to dominate or control an obligor to the detriment of other creditors of such obligor, a court can elect to subordinate the claim of the offending holder of debt to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of the portfolio of Portfolio Loans held by the Fund, the portfolio of Portfolio Loans could be subject to claims of equitable subordination.

Moreover, because the Fund and affiliates of, or persons related to, the Adviser and its affiliates could hold an equity investment or other interests in portfolio companies to which the Fund has made a Portfolio Loan, generally will act as the loan agent with respect to the related loan facility, could be registered title owner and seller of a participation interest in such loan investment and/or generally will hold related loans and/or equity investments, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity investment or other holdings or activities of the Adviser and its affiliates.

The preceding discussion is based upon principles of United States federal and state laws. As to Portfolio Loans that are obligations of non-United States obligors, the laws of certain foreign jurisdictions could impose liability upon lenders under factual circumstances similar to those described above, with consequences that could, but will not necessarily be, analogous to those described above.

Balloon Loans Present Refinancing Risk. The Portfolio Loans will include loans to middle market companies or participation interests therein that are balloon loans. Balloon loans involve a greater degree of risk than other types of loans because they are structured to allow for small principal payments over the term of the loan, requiring the obligor to make a large final (balloon) payment upon the maturity of the loan. The ability of such obligor to make this final payment upon the maturity of the loan typically depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of any obligor to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such obligor or at all, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Given their relative size and limited resources and access to capital, some obligors may have difficulty in repaying or refinancing their balloon loans on a timely basis or at all. Consequently, such obligors of Portfolio Loans that are balloon loans may not have the ability to repay such Portfolio Loans at maturity, and under such circumstances the Fund could lose all or most of the principal of such Portfolio Loans.

The Fund will Have Limited Consent and Control Rights with Respect to the Loan Facilities of Which the Portfolio Loans Are a Part. As a lender in a loan facility that has multiple lenders, the Fund will have limited consent and control rights, and such rights may not be effective in view of the expected proportion of such obligations held thereby as compared to the other lenders. In all instances, the Fund will own less than a majority of the related loan(s) of which the Portfolio Loans are a part and will not control decision making by the required lenders under the related credit facility documents except to the extent that such documents require the consent of all lenders. If the consent of all lenders is required to a modification, most credit facility documents provide that the loan of any lender failing to so consent may be redeemed by the obligor or purchased by an existing or new lender, in either such case at par together with accrued interest. If the Fund is a non-consenting lender, the related Portfolio Loan may be sold under such circumstances and there can be no assurance that the Adviser will be permitted or able to redeploy any sale or redemption proceeds received in connection therewith in Portfolio Loans having the same or a better yield or average life as any such Portfolio Loan so prepaid or sold, or at all, which may adversely affect the Fund’s expected return. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such loans or an Antares Party is interested in maintaining a performing loan as part of the Antares Direct Holdings and good business relations with the related obligor and its sponsor (as opposed to having a competitor in the loan market provide the desire loan to the obligor), they may act in their own interests in connection therewith without considering the interests of the Fund. See “Risk Factors – Risks Relating to Portfolio Loans – The Fund is Subject to Risks Related to Repricing” and “Conflicts of Interest.”

Except as otherwise expressly provided herein and in any portfolio credit facility, as applicable, the Adviser will direct the exercise and enforcement, or direct the Fund to refrain from exercising and enforcing, any or all of its rights and remedies in connection with the Portfolio Loans or any related loan documents and will direct consents or rejections of amendments or waivers of the terms of any Portfolio Loan and related loan documents and any workouts or restructuring in accordance with the Adviser’s investment management practices and the Fund will not otherwise have any right to compel the Adviser to take or refrain from taking any actions. The Adviser will be subject to certain conflicts of interest, as described in “Conflicts of Interest” below.

Agency Provisions with Respect to the Portfolio Loans Could Impair Enforcement Actions Against the Collateral Securing the Portfolio Loans and Expose the Fund to Losses on the Portfolio Loans; The Fund Might Not Have the Ability to Control Decisions with Respect to Portfolio Loans. The Portfolio Loans are expected to consist primarily of agented loans. Under the loan documents with respect to agented loans, a financial institution or other entity may be designated as the administrative agent, loan agent and/or collateral agent or a person acting in a similar capacity. Under these arrangements, the obligor typically grants a lien to the collateral agent on behalf of the lenders and the obligor makes payments to the administrative agents, which distributes obligor payments to the related lenders including the Fund. Such administrative agent may also collect advances made by the lenders and pays them over to the obligor in connection with the closing of the related Portfolio Loan and thereafter with respect to advances on revolving loans and delayed draw loans. Such administrative agents typically receive such payments into and distribute them from a commingled account. Certain decisions with respect to the related Portfolio Loan may be made by the administrative agent on behalf of the lenders under the related loan documents. An Antares Party is expected to be the administrative agent with respect to most or all of the Portfolio Loans, subject to the terms of the related loan documents, which gives rise to certain conflicts of interest.

Risks related to agented loans include the possibility that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by the related lenders such as the Fund, including attempts to realize upon the collateral securing the Portfolio Loan and/or directing the applicable agent to take actions against the related obligor or the collateral securing a Portfolio Loan and taking actions to realize on proceeds or payments made by obligor that are in the possession or control of such agent. In addition, agented Portfolio Loans typically allow for agents to resign with certain advance notice. Such Portfolio Loans may not, however, contain provisions for the lenders to remove agents thereunder. Therefore, under circumstances where removal of an agent would be in the best interests of the lenders (including the Fund), the applicable loan documents would have to be amended by the lenders holding the requisite amount of the associated indebtedness with the agreement of one or more agents (which may not be forthcoming) to remove an agent thereunder. Further, if an agented loan is a revolving loan or a delayed draw loan, there is the possibility of other lenders failing to satisfy their funding commitment, which could result in a dispute. Any such actions could expose the Fund to losses with respect to the related Portfolio Loan.

The Fund is Subject to Risks Relating to Borrower Fraud. There is a risk of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the loan. The Adviser cannot guarantee the accuracy or completeness of representations made by and information provided by borrowers.

The Fund is Subject to Collateral Risk. The collateral and security arrangements in relation to such secured obligations as the Fund may invest in will be subject to such security or collateral having been correctly created and perfected and any applicable legal or regulatory requirements that may restrict the giving of collateral or security by an obligor, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. If the Portfolio Loans do not benefit from the expected collateral or security arrangements, this may adversely affect the value of or, in the event of default, the recovery of principal or interest from such Portfolio Loans held by the Fund. Accordingly, any such a failure to properly create or perfect collateral and security interests attaching to the Portfolio Loans could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares. A component of the Adviser’s analysis of the desirability of acquiring a given Portfolio Loan relates to the estimated residual or recovery value of such investments in the event of the insolvency of the obligor. This residual or recovery value will be driven primarily by the value of the anticipated future cash flows of the obligor’s business and by the value of any underlying assets constituting the collateral for such Portfolio Loan. The anticipated future cash flows of the obligor’s business and the value of collateral can, however, be extremely difficult to predict as in certain circumstances market quotations and third party pricing information may not be available. If the recovery value of the collateral associated with the Portfolio Loans held by the Fund decreases or is materially worse than expected by the Adviser, such a decrease or deficiency may affect the value of the Portfolio Loans held by the Fund. Accordingly, there may be a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares.

Investing in “Covenant-Lite” Loans Involves Certain Risks. Certain of the Portfolio Loans may be “covenant-lite loans,” which contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans than is the case with loans that have such requirements and restrictions. As a result of the ownership of covenant-lite loans, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the returns of the Fund in respect of the Portfolio Loans.

Investing in Senior Secured Loans Subordinated in Right of Payment Involves Certain Risks. The Fund may invest in second lien loans, each of which will be secured by a pledge of collateral, but which is subordinated (with respect to liquidation preferences with respect to pledged collateral) to other secured obligations of the obligors secured by all or a portion of the collateral securing such second lien loan. Second lien loans are typically subject to intercreditor arrangements, the provisions of which can prohibit or restrict the ability of the holder of a second lien loan to (i) exercise remedies against the collateral with respect to their second liens; (ii) challenge any exercise of remedies against the collateral by the first lien lenders with respect to their first liens; (iii) challenge the enforceability or priority of the first liens on the collateral; and (iv) exercise certain other secured creditor rights, both before and during a bankruptcy of the obligor. In addition, during a bankruptcy of the obligor, the holder of a second lien loan might not be required to give advance consent to (a) any use of cash collateral approved by the first lien creditors; (b) sales of collateral approved by the first lien lenders and the bankruptcy court, so long as the second liens continue to attach to the sale proceeds; and (c) debtor-in-possession financings.

A portion of the Portfolio Loans may consist of first-lien last-out loans (including, without limitation, the “last out” portion of unitranche loans). A first-lien last-out loan is a loan that may be fully subordinated in right of payment or application of proceeds (other than permitted interest and principal payments) to the related senior secured loans of the same obligor until related senior secured loans are paid in full.

A portion of the Portfolio Loans may consist of senior secured loans that have a first lien on the related obligor’s assets and where the related obligor has a super-priority revolving or term loan facility that will, in a default scenario, be paid prior to such Portfolio Loan. For such Portfolio Loans, if the super-priority revolving or term loan facility provides significant leverage to the obligor, then the risks relating to the Fund’s lien on the obligor’s assets may be similar to the risks relating to second lien loans. In such cases, the creditors holding the super-priority revolving or term loan facility will have a senior priority over Portfolio Loans with respect to the related obligor’s assets. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such super-priority loans, they may act in their own interests in connection therewith without considering the interests of the Fund.

Liens Arising by Operation of Law may Take Priority over the Fund’s Liens on an Obligor’s Underlying Collateral and Impair the Fund’s Recovery on a Portfolio Loan in the Event of a Default or Foreclosure on that Portfolio Loan. Federal or state law may grant liens on the collateral (if any) securing a Portfolio Loan that have priority over the lien for the benefit of the lenders on such collateral. An example of a lien arising under federal or state law is a tax or other government lien on property of an obligor. A tax lien may have priority over the lien for the benefit of the lenders on such collateral. To the extent a lien having priority over the lien for the benefit of the lenders exists with respect to the collateral related to any Portfolio Loan, the lien for the benefit of the lenders on the collateral will be subordinate to such lien. If the creditor holding such lien exercises its remedies, it is possible that, after such creditor is repaid, sufficient cash proceeds from the underlying collateral will not be available to pay the outstanding principal amount of such Portfolio Loan.

Insolvency Considerations with Respect to Obligors of Portfolio Loans May Affect the Fund’s Rights. Various laws enacted for the protection of creditors may apply to the Portfolio Loans. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an obligor of a Portfolio Loan, such as a trustee in bankruptcy, were to find that the obligor did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such Portfolio Loan and, after giving effect to such indebtedness, the obligor (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such obligor constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the obligor or to recover amounts previously paid by the obligor in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the obligor was “insolvent” after giving effect to the incurrence of the indebtedness constituting the related Portfolio Loan or that, regardless of the method of valuation, a court would not determine that the obligor was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an obligor of a Portfolio Loan, payments made on such

Portfolio Loan could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under federal bankruptcy law or even longer under state laws) before insolvency.

In general, if payments on Portfolio Loans are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured, either from the initial recipient or from subsequent transferees of such payments. To the extent that any such payments are recaptured from the Fund or any Financing Subsidiary, the returns of the Fund in respect of the Portfolio Loans will be reduced thereby. However, it is likely that avoidable payments could not be recaptured directly from a lender that has given value in exchange for the Portfolio Loan, in good faith and without knowledge that the payments were avoidable. Nevertheless, there can be no assurance that the Fund or any Financing Subsidiary will be able to avoid recapture on this or any other basis.

Restructuring of Portfolio Loans and the Insolvency of the Related Obligor May Have Adverse Effects. The particular restructuring strategy pursued with respect to a Portfolio Loan may not maximize the value of or any recovery on such Portfolio Loan. Any restructuring could alter, reduce or delay the payment of interest or principal from any Portfolio Loan and, as such, could delay the timing and reduce the amount of payments made with respect thereto to the Fund. Restructurings of a Portfolio Loan might result in extensions of its term, which would likely extend the average life of such Portfolio Loan and, in the aggregate, could delay the timing of payments made with respect thereto to the Fund. Any restructuring of a Portfolio Loan may also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility, which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Restructurings of Portfolio Loans or the exercise of remedies with respect thereto that result in the receipt of certain types of equity securities with respect thereto may be required to be held in direct or indirect subsidiaries of the Fund (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund) that elect to be treated as corporations for U.S. federal income tax purposes which, to the extent taxes are payable in connection therewith, would reduce income or gain otherwise obtainable therefrom.

The Fund (or the Adviser on its behalf) and/or any Antares Party other than the Adviser may participate on committees formed by creditors to negotiate the management of financially troubled obligors that may or may not be in bankruptcy or may seek to negotiate directly with such obligors with respect to restructuring issues. If the Adviser, on behalf of the Fund, does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might expose the Fund to liability to such other creditors who disagree with the Fund’s actions. Furthermore, by participating on such committees, the Fund may be contractually obligated to hold the related Portfolio Loan even if the Adviser, on behalf of the Fund, believes it would be in the best interests of the Fund to sell. In addition, the Adviser, its affiliates or Other Accounts may also have or acquire equity securities or debt obligations of companies who are obligors of Portfolio Loans held by the Fund, and may have interests different from or adverse to those of the Fund with respect to its Portfolio Loans. The Fund and the Adviser and/or its affiliates may be on any such committee representing such different interests, which may result in conflicts of interest as described in “Conflicts of Interest”.

The Fund is Subject to Risks Related to Repricing. If prevailing credit spreads tighten, an obligor of a Portfolio Loan and its private equity sponsor may be incentivized to try to negotiate more favorable pricing and other terms under such Portfolio Loan to better reflect the then current market pricing and terms or may repay the Portfolio Loan and seek alternative financing with other lenders on then-prevailing market pricing and terms. As a result, Portfolio Loans may be repaid prior to their scheduled maturity and may be replaced with other Portfolio Loans with lower pricing or terms less favorable to the Fund or not replaced at all. Alternatively, the existing Portfolio Loans may be modified or amended to provide the Fund with less favorable pricing or terms. The Antares Parties may, and frequently will, have an incentive to agree to such a repricing, modification and/or amendment to retain the loan as part of the Antares Direct Holdings (or, in the case of the Adviser, to retain the loan on the Fund’s balance sheet) and/or strengthen its business relationship with the obligor or the private equity sponsor. In addition, to the extent that an Antares Party (other than the Adviser) holds an equity interest in the related obligor, the Antares Parties (other than the Adviser) may have an incentive to agree to or to propose such a repricing, modification and/or amendment, although since the Antares Parties have in the past acquired and expect in the future to acquire only de minimis equity interests, if any, in some (but not all) obligors or their direct or indirect equity owners, such Antares Parties do not expect any such equity interest in an obligor or any owner thereof to outweigh the significantly larger economic interests of the Antares Parties who are lenders to the obligor. There can be no assurance that Portfolio Loans will be held to maturity or that Portfolio Loans may not be modified or amended to provide lower pricing and other less favorable terms, and in either case that these occurrences will not adversely affect the returns of the Fund. See also “Conflicts of Interest”.

Certain of the Portfolio Loans May be Cross-Collateralized with Other Tranches of Indebtedness Incurred by the Same Obligor and May be Cross-Collateralized with Indebtedness Issued by More Than One Obligor. Cross-collateralization arrangements involving more than one obligor could be challenged as fraudulent conveyances by creditors of the related obligor in an action brought outside a bankruptcy case or, if the obligor were to become a debtor in a bankruptcy case, by the obligor’s representative (or the obligor as debtor-in-possession), U.S. trustee or creditors’ committee.

Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by the related obligor from the applicable Portfolio Loan proceeds, as well as the overall cross-collateralization. If a court were to conclude that the granting of the liens to cross-collateralize a Portfolio Loan was a voidable fraudulent conveyance, such court could subordinate all or part of the pertinent Portfolio Loan to existing or future indebtedness of that obligor, recover payments made under that Portfolio Loan, or take other actions detrimental to the Fund, including, under certain circumstances, invalidating the Portfolio Loan or the Fund’s interest in the collateral securing the cross-collateralized Portfolio Loan.

Furthermore, as a general matter, financial restructurings have increasing complexity because lenders in the banking and capital markets use sophisticated financing techniques to fund lending operations, including loan participations, investment funds, loan funding arrangements and other financing techniques. In the contracts documenting such arrangement, lenders often delegate some or all of their voting rights to other persons providing the funding, which may in turn further delegate such rights and consequently result in further delays to in-court and out-of-court restructurings and exacerbate the risks associated with insolvencies and restructuring.

Bankruptcy of One or More Obligors Could Reduce or Eliminate the Return to the Fund on a Portfolio Loan. There is a significant risk that one or more of the obligors may enter bankruptcy proceedings. Such proceedings may result in, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of the related Portfolio Loans. There are a number of significant risks inherent in the bankruptcy process. First, rulings in a bankruptcy case are the product of adversary proceedings determined by a court with equitable powers, and are beyond the control of specific creditors. Second, a bankruptcy filing may adversely and permanently affect the obligor making such filing. The obligor may lose its market position, key employees, relationships with important suppliers, access to the capital markets or other sources of liquidity and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason a reorganization under the U.S. Bankruptcy Code is converted to or becomes a liquidation, the liquidation value of the obligor may not equal the liquidation value that was believed to exist at the time of purchase of the Portfolio Loan. Third, the duration of a bankruptcy case is difficult to predict. A creditor’s return on investment can be adversely affected by delays while a plan of reorganization is being negotiated, approved by parties in interest and confirmed by the bankruptcy court until it ultimately becomes effective. For example, in general, unsecured creditors’ claims for interest accrued between the bankruptcy filing and a reorganization plan’s consummation are not allowed. Fourth, the administrative costs of the debtor and official committees in connection with the bankruptcy case are frequently high and will be paid out of the debtor’s estate prior to any return to general unsecured creditors. If the bankruptcy case involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to such administrative costs; a creditor’s costs in monitoring and enforcing its investment also may substantially increase. Certain claims that have priority by law (for example, claims for taxes) also may be significant. Finally, under certain circumstances, creditors’ claims against bankrupt or insolvent entities may be subject to equitable subordination or recharacterization as equity (particularly where the creditor is an insider or otherwise controls the debtor), and transfers made to creditors may be subject to avoidance and disgorgement as preferences or fraudulent conveyances.

Rising Interest Rates May Render Some Obligors Unable to Pay Interest on their Portfolio Loans and Changes in the Interest Rate on a Portfolio Loan May Impact the Fund. The Portfolio Loans will bear interest at floating interest rates. To the extent interest rates increase, periodic interest obligations owed by the related obligors will also increase. As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on Portfolio Loans or refinance their balloon Portfolio Loans, resulting in payment defaults. Any payment default of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Conversely, if interest rates decline, obligors may refinance their Portfolio Loans at lower interest rates which could shorten the average life thereof and reduce the Fund’s expected returns with respect thereto, particularly if the Fund is not then able to directly or indirectly invest in other Portfolio Loans with an equal or greater interest rate and average life. Any bankruptcy or insolvency of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility which could have a material adverse effect on the Fund and could result in losses and/or reduced returns to the Fund and the shareholders.

In addition, Portfolio Loans may feature interest rates which will vary based on certain financial ratios of the related obligor. The interest rates payable by the obligors under such Portfolio Loans will typically be reduced if the applicable financial ratios of the related obligors improve and, accordingly, an improvement in the financial performance of obligors under these Portfolio Loans would result in a decrease in interest payments thereunder to the Fund. Conversely, the interest rates payable by the obligors under such Portfolio Loans will typically be increased if the applicable financial ratios of the related obligors deteriorate. However, while a deterioration in the financial performance of obligors under these Portfolio Loans would result in an increase in interest payments received by the Fund, increased payment obligations of such obligors could weaken the financial condition of such obligors in the future.

The Fund is Subject to the Risk of Third Party Litigation. The Fund’s investment activities hereunder may subject it to the risks of becoming involved in litigation by third parties. As described above under “Lender Liability Considerations and Equitable Subordination Can Affect the Fund’s Rights with Respect to Portfolio Loans,” this risk may be greater where the Fund or exercises control or significant influence over an obligor’s direction. The expense of defending against claims against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund (except to the extent the Fund may have a claim against the Adviser under the Advisory Agreement or another applicable agreement) and would reduce the returns of the Fund and the shareholders in respect of the Portfolio Loans.

International Investing Involves Certain Risks. Certain of the Portfolio Loans may consist of obligations of obligors located in non-U.S. jurisdictions. Investing outside the United States may involve greater risks than investing in the United States. These risks may include: (i) less publicly available information; (ii) varying levels of governmental regulation and supervision; and (iii) the difficulty of enforcing legal rights in a foreign jurisdiction and uncertainties as to the status, interpretation and application of laws. Moreover, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Portfolio Loans consisting of obligations of non-U.S. obligors may be subject to various laws enacted in their home countries for the protection of debtors or creditors, which could adversely affect the Fund’s ability to recover amounts owed. These insolvency considerations will differ depending on the country in which each obligor is located. Additionally, international borrowers can also be more exposed to geopolitical risks such as armed conflict or could become subject to sanctions, located in a country that becomes subject to sanctions or have an economic relationship with persons who become subject to sanctions or a country that is, or whose people or companies are, subject to sanctions.

The economies of individual non-U.S. countries also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources, self-sufficiency and balance of payments position. Economic and political distress in any of those countries or regions may be detrimental to the performance of the related Portfolio Loan and may increase the likelihood of financial distress or insolvency of the applicable obligor. In addition, any abandonment of the Euro, a break-up of the EU and/or any individual country leaving the EU could have a negative impact on the obligors domiciled in related countries and could have regulatory consequences that are unknown at this time.

The Fund is Subject to Risks Relating to Licensing Requirements. Certain banking and regulatory bodies or agencies in or outside the United States may require the Fund, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans. It may take a significant amount of time and expense to obtain such licenses or authorizations and the Fund may be required to bear the cost of obtaining such licenses and authorizations. There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Fund. Such licenses or authorizations may require the disclosure of confidential information about the Fund, Fund investors or their respective affiliates, including the identity, financial information and/or information regarding the Fund investors and their officers and trustees. The Fund may not be willing or able to comply with these requirements. Alternatively, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Fund and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization. The inability of the Fund or the Adviser to obtain necessary licenses or authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.

The Fund is Subject to Risks from Provision of Managerial Assistance and Control Person Liability. The Fund may obtain rights to participate in the governance of certain of the Fund’s portfolio companies. In such instances, the Fund typically will designate board members to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Fund if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Fund to claims that it has interfered in management to the detriment of a portfolio company. While the Adviser intends to operate the Fund in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be expanded or otherwise applied in a manner that is adverse to portfolio companies and the Fund and the Fund investors.

The Fund is Subject to Risks Relating to Derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities and swap agreements for hedging and risk management purposes. The Fund also may use derivative instruments to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the loans, claims or securities of the subject issuer) or if such instruments are related to an otherwise permitted investment. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses that would not occur if such instruments had not been used. The use of derivative instruments may entail risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk and counterparty risk.

The Fund’s Ability to Enter into Transactions Involving Derivatives and Financial Commitment Transactions May be Limited. In August 2022, Rule 18f-4 under the 1940 Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (including reverse repurchase agreements and similar financing transactions), became effective. Under the newly adopted rule, BDCs that make significant use of derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program, testing requirements, and requirements related to board reporting. These new requirements will apply unless the BDC qualifies as a “limited derivatives user,” as defined in the rule. Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. The Fund currently operates as a “limited derivatives user,” and these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund is Subject to Risks Relating to Publicly Traded Securities. Although not the investment focus of the Fund, the Fund can hold public securities including in circumstances where a portfolio company and/or one of its subsidiaries consummates an initial public offering or is acquired by a special purpose acquisition company (a “SPAC”) while the Fund holds its equity investment or the Fund otherwise receives public securities in connection with an exit transaction or similar event involving an equity investment. Investments in public portfolio companies subject the Fund to risks that could differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, movements in the stock market and trends in the overall economy, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times (including due to the possession by the Fund or Adviser of material non-public information), increased likelihood of shareholder litigation against such companies’ board members, which could include Antares personnel, regulatory action by the applicable regulator and increased costs associated with each of the aforementioned risks.

The Fund is Subject to Risks Associated with Investing in Equity. In connection with sourcing of Portfolio Loans, the Fund is permitted to invest in equity securities or options or rights to acquire equity securities of a portfolio company. Investment in equity securities could also arise in connection with the Fund’s debt investment opportunities and may be accompanied by “equity-kickers” or warrants. The Fund could also be forced to accept equity in certain circumstances or could choose to make equity investments in distressed companies, including in connection with restructuring investments in existing portfolio companies. Equity securities generally fluctuate in price more than bonds and can decline in value over short or extended periods. The value of equity securities generally will vary due to, among other factors, changes in a company’s financial condition and in overall market and economic conditions. Investments in equity securities of small or medium-sized market capitalization companies typically have more limited marketability and greater price volatility than the investments in the equity securities of larger companies. In addition, investments in equity can give rise to additional taxes and/or tax risks and the Fund could hold these investments through entities treated as corporations for U.S. federal tax purposes or other taxable structures which can reduce the return from such investments.

If the Fund invests in equity instruments of issuers whose performance diverges from the Adviser’s expectations, or if equity markets generally move in a single direction and the Fund has not hedged against such a general move, losses could result. The Fund also could be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of private placements, registering restricted securities for public resale. In addition, an investment in equity securities could be subject to restrictions and contingencies regarding the terms of an investment. As with other investments that the Fund can make, the value of equity securities held by the Fund could be adversely affected by actual or perceived negative events relating to such securities, the industry, or geographic areas in which a portfolio company operates or the financial markets generally. However, equity securities typically are even more susceptible to such events given their subordinate position in the portfolio company’s capital structure. As such, equity securities generally have greater price volatility than fixed income securities or debt instruments. Equity investments in distressed portfolio companies can also be more likely to experience losses. While diversification among portfolio companies can help to mitigate some of these risks, the Fund is not required to diversify its investments in equity securities and investors should expect fluctuations in the value of equity securities held by the Fund based on market conditions.

The Fund is also permitted to invest in preferred equity securities that are rated in the lower rating categories by various credit rating agencies or, more commonly, in comparable non-rated securities. Securities in the lower rating categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings and comparable non-rated securities in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower rated and comparable non-rated securities, the yields and prices of such securities are likely more volatile than those for higher rated and comparable non-rated securities. The market for lower rated and comparable non-rated securities is thinner, often less liquid and less active than that for higher rated and comparable non-rated securities, which can adversely affect the prices at which these securities can be sold and could even make it impracticable to sell such securities. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments. Preferred securities, therefore, will be subject to greater credit risk than those debt securities, but have priority over other types of equity securities. Depending on the features of the particular preferred security, holders could bear the risks disclosed herein regarding equity and/or fixed income securities.

The Fund is Subject to Risks Associated with Investing in Convertible Securities and Warrants. The value of convertible securities and warrants will vary with the movements in the equity market and the performance of the underlying common stock, in particular. The value of such warrants, direct equity investments, and equities received upon conversion of debt instruments is dependent primarily on the success of the applicable portfolio company’s business strategy and the growth of its earnings, but also depends on general economic and equity market conditions. Their value is also affected by adverse portfolio company or market information. With respect to warrants, their value could decrease or be zero (and thus not be exercised) if the market price of the underlying securities remains lower than the specified price at which holders of warrants are entitled to buy such securities, resulting in a loss to the Fund of the purchase price of the warrant (or the embedded warrant price in the case of securities issued with warrants attached). With respect to convertible securities, as with all fixed income securities, the market value of such securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus, might not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. In evaluating a convertible security, the investment teams will give primary emphasis to the attractiveness of the underlying common stock. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The warrants, equity securities for which the warrants can be exercised, direct equity investments, and equities received upon conversion of debt instruments generally will be restricted securities that cannot readily be sold for some period of time and could be dependent on SEC registration requirements and marketing efforts required for public offerings that are outside the control of the Adviser. If the value of the equity securities underlying a warrant does not increase above the exercise price during the life of the warrant, the Adviser would permit the warrant to expire unexercised and the warrant would then have no value. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund is Subject to Risks Associated with the Lack of Controlling Equity Interests in a Portfolio Company. Because the Fund does not generally expect to hold controlling equity interests in portfolio companies, the Fund, as a minority equity investor, typically will not be in a position to exercise control over its portfolio companies or to prevent decisions by management or the board of directors of portfolio companies that could decrease the value of the Fund investments. Accordingly, the Fund will be significantly reliant on the existing management and board of directors of such portfolio company and subject to the risk that a portfolio company will make business decisions with which the Adviser disagrees, and the stockholders and management of a portfolio company could take risks or otherwise act in ways that are adverse to the Fund’s interests. Furthermore, the Fund’s equity investments will typically include customary “tag-along” and/or “drag-along” rights that will permit or require the Fund to participate in a sale of its equity investment at such time as the stockholders and management of the relevant portfolio company, not the Adviser, determines. Where practicable and appropriate, it is expected that shareholder rights generally will be sought to protect the Fund’s equity investment. There can be no assurance, however, that such minority equity investor rights will be available, or that such rights will provide sufficient protection of the Fund’s equity investment. Due to the lack of liquidity for the debt and equity investments that the Fund typically expects to hold in portfolio companies and transfer restrictions imposed on such investments, the Fund likely will not be able to dispose of the Fund’s investments in the event the Adviser disagrees with the actions of a portfolio company and could therefore suffer a decrease in the value of the Fund’s investments.

The Fund is Subject to Risks Associated with Follow-On Investments. Following an initial investment in a portfolio company, the Fund could have the opportunity to increase its investment in such portfolio company (such investment opportunity, a “Follow-On Investment”). However, there is no assurance that the Fund will make a Follow-on Investment or that the Fund will have sufficient funds to make all or any such investments. Any decision by the Fund not to make a Follow-On Investment or its inability to make such investments could have a substantial negative impact on a portfolio company in need of such an investment, could represent a lost opportunity for the Fund to increase its participation in a successful portfolio company, could result in the Fund’s equity investment becoming diluted or, in circumstances where the Follow-On Investment is offered at a discount to market value, could result in a loss of value for the Fund.

The Fund is Subject to Risks Arising from Entering into a TRS Agreement. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

The Fund is Subject to Risks Associated with Repurchase Agreements. Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

The Fund is Subject to Risks Relating to Securities Lending Agreements. We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% (equivalent to $2 of debt outstanding for each $1 of equity) immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objective and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

The Fund is Subject to Risks Relating to Volatility in the Banking Sector. Recent bank failures, or near failures, and declines in the share prices other U.S. and non-U.S. banks have resulted in certain banks being placed on “watch lists,” suffering ratings downgrades and/or receiving emergency funding from governments. The impact of the banking sector’s volatility on the financial system and broader economy could be significant. Continued volatility in the banking sector could cause or intensify an economic recession, make it more difficult for the Fund and/or borrowers to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained, and/or have other material adverse effects on the Fund and/or borrowers.

For certain borrowers, a large percentage of their assets are or could be held by a limited number of banks (or even a single bank). Failure of one or more banks used by a borrower could have a material adverse effect on such borrower. Cash, securities or other assets held in deposit accounts or securities accounts at a failed institution could be temporarily inaccessible or permanently lost. In these cases, the U.S. Federal Deposit Insurance Corporation (the “FDIC”) would guarantee balances up to $250,000 per bank but the accountholder would ordinarily be an unsecured creditor with respect to cash balances in excess of $250,000 held at a single bank, and therefore might not ultimately recover any value in excess such amounts.

If a bank that provides a credit facility and/or other services to the Fund or any of its borrowers fails, the Fund or borrower could be unable to draw funds under such credit facilities and might not be able to obtain replacement credit facilities or applicable other services from other lending institutions on a timely basis or on similar terms. If the Fund’s or any of its borrower’s credit facilities and accounts are provided by the same banking institution, and such banking institution fails, or one or more banks used by investors in the Fund or borrower were to fail, the Fund or borrower could be unable to, or limited in its ability to, draw capital which could create significant difficulties in funding any near-term obligations it has in respect of its investments or otherwise. If the banks with which the Fund’s borrowers have depositor or borrowing arrangements were to fail, there would be similar material adverse effects on such borrowers and the Fund. In most cases, the Adviser has no meaningful role in selecting the banks used by borrowers, and must rely on the borrower to select banking services with care. If one or more banks with whom the Fund or any of its borrowers maintains an account were to fail, the receipt and disbursement of funds by and from such account could be delayed or prevented, which could result in a default or other loss, and any deposits above the FDIC threshold could be lost.

The Fund is Subject to Risks Relating to Net Asset Value Financings. Net asset value financing (“NAV financing”) requires that the amount of debt drawn under the facility does not exceed a given percentage of the NAV of the borrowing fund’s underlying investments. The NAV of such investments will fluctuate over time as they are acquired, held and disposed of. Breach of the percentage limits may require that the facility is repaid, or additional collateral (such as cash or liquid securities) posted as security. There can be no assurance that the borrowing fund will be able to meet such demands and the Fund may consequently suffer a loss. The Fund may be reliant on third parties to accurately value the underlying investments and disputes may arise with the borrower should they not agree with such a valuation. Given that NAV financing is often used by borrowers during the mid-life of a fund to add further leverage to their underlying investments, issues may arise where existing third-party leverage already exists at the level of each underlying investment (and those investment-level lenders may therefore be structurally senior to any fund-level leverage).

Risks Relating to Certain Regulatory and Tax Matters

The Fund is Subject to Risks Relating to Regulations Governing the Fund’s Operation as a BDC. The Fund will not generally be able to issue and sell its Common Shares at a price below net asset value per share. The Fund may, however, sell Common Shares, or warrants, options or rights to acquire the Fund’s Common Shares, at a price below the then-current net asset value per share of the Fund’s Common Shares if the Fund’s Board determines that such sale is in the Fund’s best interests, and if investors approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Fund’s Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing common shares or senior securities convertible into, or exchangeable for, its common shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.

The Fund Must Invest a Sufficient Portion of Assets in Qualifying Assets. The Fund may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Fund’s total assets are qualifying assets.

The Fund believes that most of the investments that it may acquire in the future will constitute qualifying assets. However, the Fund may be precluded from investing in what it believes to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Fund does not invest a sufficient portion of its assets in qualifying assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Fund, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Fund to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Fund needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Fund may not be able to find a buyer for such investments and, even if a buyer is found, the Fund may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

If the Fund does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Fund would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.

As a Public Company, the Fund is Subject to Regulations Not Applicable to Private Companies, Such as Provisions of the Sarbanes-Oxley Act. Efforts to Comply with Such Regulations will Involve Significant Expenditures, and Non-Compliance with Such Regulations May Adversely Affect the Fund. As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Following the transition period established by rules of the SEC, our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

The Fund is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies. Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Fund. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices. If the Adviser or the Adviser’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Fund by, for example, providing the basis for the ability of such government-affiliated pension plan investor to cease funding its obligations to the Fund or to withdraw from the Fund.

The Fund is Subject to Risks Arising from Potential Controlled Group Liability. Under certain circumstances it would be possible for the Fund, along with its affiliates, to obtain a controlling interest in certain portfolio companies. This could occur, for example, in connection with a workout of the portfolio company’s debt obligations or a restructuring of the portfolio company’s capital structure. There is a risk that the Fund (along with its affiliates) would be treated as engaged in a “trade or business” for purposes of ERISA or Section 4975 of the Code’s controlled group rules. In such an event, the Fund could be jointly and severally liable for a portfolio company’s liabilities with respect to the underfunding of any pension plans which such portfolio company sponsors or to which it contributes. Any of such liabilities that the portfolio company is not able to satisfy could, thereby, become the responsibility of the Fund, causing it to incur potentially significant, unexpected liabilities for which reserves were not established.

The Fund is Subject to Risks Related to Being an “Emerging Growth Company”. We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to opt out of the extended transition period for complying with new or revised accounting standards.

The Fund is Subject to Risks Arising from Compliance with the SEC’s Regulation Best Interest. Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Under Regulation Best Interest, high cost, high risk and complex products may require greater scrutiny by broker-dealers and their salespersons before they recommend such products. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

Federal Income Tax Risks

The Fund is Subject to RIC Qualification Risks. To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

The Fund May Experience Difficulty with Paying Required Distributions. For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Some Investments May be Subject to Corporate-Level Income Tax. We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Certain Portfolio Investments May Present Special Tax Issues. We expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.

Legislative or Regulatory Tax Changes Could Adversely Affect Investors. At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has enacted significant changes to the existing U.S. tax rules that include, among others, a minimum tax on book income and profits of certain multinational corporations, and there are a number of proposals in the U.S. Congress that would similarly modify the existing U.S. tax rules. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in a Fund. Each prospective shareholder should read this registration statement and consult with its advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Capital Stock, Long-Term Debt, and Other Securities [Abstract]
Security Dividends [Text Block]

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash distributions declared by the Board on behalf of our shareholders who do not elect to receive their distributions in cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash distribution or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash distribution or other distribution reinvested in our shares, except shareholders located in certain states or who are clients of selected participating brokers, as described below. Shareholders who are eligible for default enrollment can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements. Shareholders located in Alabama, Arkansas, California, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oregon, Tennessee, Vermont and Washington, as well as those who are clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan, will automatically receive their distributions in cash unless they elect to participate in our distribution reinvestment plan and have their cash distributions reinvested in additional Common Shares.

If any shareholder initially elects not to participate or is defaulted to non-participation by virtue of residing in one the states mentioned above or being a client of a participating broker-dealer that does not permit automatic enrollment in distribution reinvestment plans, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Common Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or managing dealer fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus. Shareholders will not pay transaction related charges when purchasing Common Shares under our distribution reinvestment plan, but all outstanding Class S and Class D shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing servicing fees.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

Outstanding Securities [Table Text Block]

Amount
Held by
		Fund for	Amount
	Amount	its	Outstanding as of
Title of Class(1)	Authorized	Account	November 15, 2024
Class S	Unlimited	—	—
Class D	Unlimited	—	—
Class I	Unlimited	—	22,434,200
(1)

The Fund has applied for, but not yet obtained, exemptive relief from the SEC to offer multiple classes of Common Shares, and there can be no assurance that such exemptive relief will be granted. Until an exemptive order is granted, the Fund will only offer Class I shares and will not issue Class S or Class D shares.

Adviser and Structure-Related Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Adviser and Structure-Related Risks

The Fund Has No Operating History. The Adviser has a limited history acting as an investment adviser for a BDC and there is no assurance that the experience of the personnel working on behalf of the Adviser in connection with loans made or owned by Antares Parties, the Adviser’s or its affiliates’ clients or others will be applicable to its activities on behalf of the Fund. The Fund has no operating history. There can be no assurance that the Fund will achieve its investment objective or avoid substantial losses. Further, our Adviser has not previously offered a non-traded BDC. While we believe that the past professional experiences of our Adviser’s investment team, including investment and financial experience of our Adviser’s senior management, will increase the likelihood that our Adviser will be able to manage us successfully, there can be no assurance that this will be the case.

Past Performance is Not Indicative of Future Results. There can be no assurance that the past performance of any loans or of any loan portfolio, loan program, investment vehicle or account managed or serviced by the Adviser, any other Antares Party or the current personnel or authorized persons at any Antares Party or at predecessor companies or prior places of employment, will be indicative of the results that the Fund will achieve or that such past performance over a particular period of time will be indicative of the results that will occur in future periods. Furthermore, the nature of, and risks associated with, the Fund’s investments in Portfolio Loans could differ (potentially substantially) from those investments and strategies undertaken in connection with such other loan portfolios, loan programs, investment vehicles or accounts. There can be no assurance that the Fund’s investments will perform as well as such past investments, that the Fund will be able to avoid losses or that the Fund will be able to make investments similar to such past investments. In addition, most of such past investments have been made utilizing a portfolio capital structure (including, at times, leverage), an asset mix and a fee arrangement that are different (and sometimes are substantially different) from the capital structure, asset mix and/or fee arrangement of the Fund. All or a portion of such prior results have been achieved in particular market conditions which might not be repeated and which might not fully inform decisions made in existing or future market conditions. In addition, a substantial portion of such prior results relate to loans held for investment on the Antares Direct Holdings, loan programs where an Antares Party and one or more unrelated third parties made investment decisions jointly, loans held by contract investors with respect to which neither the Adviser nor any other Antares Party provided investment advisory services or loans held by advised clients with respect to which an Antares Party provided non-discretionary investment advice. Further, a portion of such prior results relate to loans where an affiliate of the Adviser and an unrelated third party made investment decisions jointly rather than the discretionary investment management services being provided by the Adviser to the Fund. In addition, all or a portion of such past performance is not reflective of the performance of Portfolio Loans where investment decisions or recommendations are made by the Adviser subject to applicable requirements for BDCs, or principal transactions approval is required under applicable law or any other approvals outside of the control of the Adviser are required. Moreover, because restrictions that govern the Fund’s investments do not govern the investments and investment strategies of the Adviser, any other Antares Party or their respective current personnel or authorized persons generally or the loan origination strategies used to originate loans for the Antares Platform, the Portfolio Loans, and the results they yield, are not directly comparable with, and may differ substantially from, other loan portfolios, loan programs, investment vehicles or accounts managed or serviced by or held by the Adviser, any other Antares Party and their respective current personnel or authorized persons at prior places of employment. The Adviser is not an arranger, originator or lender. To the extent the term “Antares Platform” is used in such contexts, the Adviser would be excluded.

The Antares Platform operates in its own economic interest and should not be expected to take into account the Fund’s interest in making any decisions with respect to a loan; however (as discussed herein), decisions made by the Antares Platform can adversely impact the availability and terms of Portfolio Loans. Historical information relating to loans provided by any Antares Party to any prospective investor in the Fund is indicative only of the historical performance of the relevant loans covered thereby, as applicable. Such information is not intended to provide any assurance to any prospective investor and should not be used to project or predict future performance of the Fund or of the Portfolio Loans.

The Portfolio Loans and other investments actually acquired by the Fund could be different from those expected to be purchased by the Adviser on behalf of the Fund due to credit market conditions, the availability of such Portfolio Loans and other investments, the frequency with which private equity sponsors, obligors or existing lenders request or require, or the underlying loan documents require, the loan arranger (including Antares Capital) to make loans available to lenders that are not Antares Parties, determinations with respect to Portfolio Loans and other investments made by Antares Capital or the Antares Platform (which can be made in the best interests of Antares Holdings and without regard to the interests of the Adviser or the Adviser’s clients), changes to the internal policies of the Adviser, consent decisions made by other third parties as could be required under the loan documents and other factors. The actual portfolio of Portfolio Loans and other investments owned by the Fund will change from time to time as a result of, among other things, sales, purchases, prepayments, repayments and restructurings of Portfolio Loans and/or other investments.

The Antares Platform will Not Always Originate Portfolio Loans or Certain Types of Portfolio Loans. There can be no assurance that the Antares Platform will always be in the business of originating loans similar to the Portfolio Loans or to certain types of Portfolio Loans that may be acquired by the Fund or will choose to originate those Portfolio Loans on terms that are beneficial to the Fund. In such event, the Adviser will be limited by BDC requirements to invest at least 70% of the Fund’s assets in “eligible portfolio companies”, and unless otherwise prohibited from doing so, can select Portfolio Loans originated by other loan originators for acquisition by the Fund. There can be no assurance that Portfolio Loans originated by other loan originators will perform similarly to Portfolio Loans originated by the Antares Platform or will be approved by the lenders or their administrative agent for inclusion in any credit facility. Additionally, the terms for Portfolio Loans (whether originated by the Antares Platform or another loan originator) could vary.

The Fund will Depend on the Managerial Expertise of the Adviser, the Antares Platform and Their Respective Personnel. The shareholders will generally not make decisions with respect to the management, disposition or other realization of any Portfolio Loans. Consequently, the success of the Fund’s investments will depend, in large part, on the skill and expertise of the shared personnel of the Adviser who are employees of Antares Capital and who are responsible for originating, underwriting, monitoring and managing loans on behalf of the Antares Direct Holdings and on behalf of the Adviser for the Fund and other client accounts, including funds, vehicles, joint ventures, loan programs, special purpose entities, warehouses, CLOs, co-investment vehicles, and other entities and accounts sponsored, managed, serviced or advised by the Adviser and its affiliates, including Antares Strategic Credit Fund (collectively “Other Accounts”).

The Adviser has access to personnel who act as shared personnel of the Antares Parties and are employees of Antares Capital. Such shared personnel underwrite, monitor and manage loans on behalf of the Antares Direct Holdings, on behalf of the Adviser for the Fund, and on behalf of the Adviser, and affiliates of the Adviser (including Antares Capital) for Other Accounts. In providing services through the Adviser, such shared personnel are supervised by the Adviser and subject to the Adviser’s compliance policies and procedures, including a code of ethics and applicable provisions of the Advisers Act. There can be no assurance that the current professionals will continue to serve in their current positions, continue to be employed by Antares Capital or made available to the Adviser or continue to be shared personnel or authorized persons of the Adviser and the other Antares Parties. In addition, individuals not currently associated with any of the Antares Parties may become associated with the Adviser or other Antares Parties, and the performance of the Portfolio Loans would then also depend on the financial and managerial experience of such individuals. Although the Adviser’s investment professionals will devote such time as they determine in their discretion is reasonably necessary to fulfill the Adviser’s obligations to the Fund, they will not devote all of their professional time to the affairs of the Fund. When acting on behalf of the Adviser, such shared personnel will also be providing services to others, including to proprietary accounts of the Antares Parties and to Other Accounts. When acting on behalf of the Antares Platform, Antares Parties or Other Accounts, such shared personnel have an obligation to pursue the best interests of the party on whose behalf they are acting at the time, whose interests could diverge from the best interests of the Fund. In some cases, this can adversely impact the availability or terms of Portfolio Loans in which the Fund ultimately invests.

Pursuant to the Advisory Agreement, the Adviser may employ third parties (including but not limited to affiliates) to render advice and assistance to the Funds and to perform any of the Adviser’s duties under the Fund Documents. Moreover, the Adviser may assign its rights and delegate some or all of its obligations as provided in the Fund Documents, the Fund Documents may be terminated under certain circumstances, and the Adviser may resign or be removed subject to certain conditions. There can be no assurance that if the Adviser resigns or is removed any successor investment adviser may be obtained or, if obtained, would have the same level of skill in performing the obligations of the Adviser, in which event the returns of the Fund in respect of the Portfolio Loans could be adversely affected.

Possibility of Misconduct of Adviser Employees and Service Providers. Misconduct by employees of the Adviser, service providers to the Fund and/or their respective affiliates could cause significant losses to the Fund. Misconduct can include entering into transactions without authorization, the failure to comply with policies and risk procedures, including due diligence or operational or risk procedures, misrepresentations as to investments being considered by the Fund, the improper use or disclosure of confidential, proprietary, sensitive, personal or other nonpublic information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities, and non-compliance with applicable laws or regulations and the concealing of any of the foregoing. Such activities would likely result in reputational damage, litigation, business disruption and/or financial losses to the Fund.

Currency Exchange Risk. Currency exchange risk refers to the risk of fluctuations in exchange rates between the U.S. dollar and foreign currencies of non-U.S. investors or in which certain Portfolio Loans or other Fund assets are denominated. The base currency of the Fund will be the U.S. dollar. Certain of the Fund’s Portfolio Loans and other Fund assets could be denominated in currencies other than the U.S. dollar, and hence the value of such Portfolio Loans and other Fund assets will depend in part on the relative strength of the U.S. dollar. The Fund could be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between foreign currencies and the U.S. dollar, as well as the transaction costs associated with converting foreign currencies into U.S. dollars. Changes in foreign currency exchange rates could also affect the value of dividends and interest earned, and the level of gains and losses realized on the sale of Portfolio Loans or other Fund assets. The rates of exchange between the U.S. dollar and other currencies are affected by many factors, including forces of supply and demand in the foreign currency exchange markets. Exchange rates also are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Fund is not obligated to engage in any currency hedging operations (unless otherwise set forth in the relevant Fund documents), and there can be no assurance as to the success of any hedging operations that the Fund may implement.

The Fund is Dependent on Information Systems and Subject to Risks Relating to Cybersecurity. Our business is dependent on our and third parties’ communications and information systems. Cybersecurity incidents, cyberattacks, and other breaches have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency and severity in the future. The Adviser, the Fund, their respective service providers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions and therefore have become increasingly prone to operational and information security risks resulting from cyberattacks and other security incidents. These systems are subject to a number of different threats or risks that could adversely affect the Fund and the shareholders, despite the efforts of the Adviser, the Fund and their respective service providers to adopt technologies, processes and practices intended to mitigate these risks and protect the security of their computer systems, software, networks and other technology assets, as well as the confidentiality, integrity and availability of information (including personal data) belonging to or in the possession or control of the Fund and the shareholders. For example, unauthorized third parties (including members of organized crime, hackers, terrorists, and other external parties, including foreign state and state-supported actors) may attempt to improperly access, modify, disrupt the operations of, or prevent access to the systems and networks of the Adviser, the Fund, their respective service providers, or their counterparties, or data within these systems and networks.

Cybersecurity threats are constantly evolving and becoming increasingly sophisticated and complex, increasing the difficulty of defending against them. Cybersecurity incidents and malicious internet-based activity are also becoming more frequent, and providers of investment management services have been targeted by such attacks, which include, among other things, stealing or corrupting data maintained online or digitally, denial-of-service attacks, malicious or destructive code, phishing attacks, malware, ransomware, social engineering, damage or interruption from computer viruses, the unauthorized collection, monitoring, use or release or other processing of confidential, proprietary, sensitive or other non-public information (including personal data), employee error or malfeasance, and causing operational disruption. Third parties also may attempt to fraudulently induce employees, customers, third party service providers, or other users of the Adviser’s, the Fund’s and their respective service providers’ systems to disclose sensitive information in order to gain access to the Adviser’s data or that of the Fund’s investors. Such threats could see their frequency increased, and effectiveness enhanced, by the use of artificial intelligence.

While Antares has policies and procedures, and administrative, technical and physical security measures in place designed to mitigate this risk, no system is fully attack proof. A successful penetration or circumvention of the security of the Adviser’s, the Fund’s or their respective service providers’ systems and networks could result, among other things, in the loss or theft of an investor’s data (including personal data) or funds, the inability to access systems, loss or theft of confidential, proprietary or sensitive or other non-public information (including personal data) or corporate data, physical damage to a computer or network system or costs associated with system repairs. Such incidents could cause the Adviser, the Fund or their respective service providers to incur or become subject to regulatory penalties, fines or investigations, reputational damage, litigation, additional compliance costs or financial loss. The Adviser and the Fund also could incur substantial costs for cybersecurity risk management in order to prevent or remediate any cyberattacks or security incidents in the future. Similarly, the public perception that the Adviser, the Fund or any of their service providers have been the target of a cybersecurity threat, even if unsuccessful, also could have a material adverse effect on one or more of their reputations and lead to financial losses from loss of business, depending on the nature and severity of the threat. While the Adviser performs cybersecurity diligence on key service providers, it is important to note that if a service provider fails to adopt or adhere to adequate cybersecurity procedures, or if, despite such procedures, its networks or systems are breached, information relating to client transactions or personal data of investors could be lost or improperly accessed, used or disclosed. Similar types of operational and technology risks are also present for the Fund’s borrowers, which could have material adverse consequences for such companies, and may cause the Fund’s investments to lose value. Fund information and information with respect to a shareholder’s investment in the Fund may be delivered to such shareholder electronically. There are risks associated with such electronic delivery including, but not limited to, that e-mail messages are not secure and may contain computer viruses or other defects, may not be accurately replicated on other systems, or may be intercepted, deleted or interfered with without the knowledge of the sender or the intended recipient. In addition, the Adviser’s and the Fund’s insurance coverage may be insufficient to compensate against all losses.

In addition, the limitations of liability provisions in contracts with service providers might not be adequate to protect Antares or the Fund from any liabilities or damages with respect to any particular claim relating to a security lapse or breach. Currently applicable cybersecurity insurance might not cover all liabilities incurred by such attacks and it is uncertain whether insurance will continue to be available on economically reasonable terms or that Antares will continue to renew or obtain such insurance. The successful assertion of one or more large claims against Antares or the Fund that exceeds available insurance coverage, or the occurrence of changes in insurance policies as they relate to cyber security, could have a material adverse effect on the Adviser’s business, including its financial condition and reputation or on the Fund.

Artificial Intelligence. The Fund, the Adviser, the Antares Parties, the borrowers and issuers in which the Fund invests and/or the Fund’s service providers could incorporate novel uses of artificial intelligence (“AI”), including generative AI, into their businesses and operations. However, there are significant risks involved in utilizing AI, and no assurance can be provided that such use will enhance the businesses or operations, or result in such businesses or operations being more efficient or profitable. For example, AI algorithms could be flawed, insufficient, of poor quality, reflect unwanted forms of bias, or contain other errors or inadequacies, any of which may not be easily detectable. AI has also been known to produce false or “hallucinatory” inferences or outputs and AI can present ethical issues and subject users to new or heightened legal, regulatory, ethical, or other challenges. Inappropriate or controversial data practices by developers and end-users, or other factors adversely affecting public opinion of AI, could impair the acceptance of AI solutions. If the AI solutions that Antares creates or uses are deficient, inaccurate or controversial, Antares and/or the Fund could suffer operational inefficiencies, competitive harm, legal liability, brand or reputational harm, or other adverse impacts on their businesses and financial results. If the party using AI does not have sufficient rights to use the data or other material or content on which its AI solutions or other AI tools rely, such party could also incur liability through the violation of applicable laws, third-party intellectual property, privacy or other rights, or contracts to which they are a party.

In addition, regulation of AI is rapidly evolving worldwide as legislators and regulators are increasingly focused on this emerging technology. The technologies underlying AI and its uses are already subject to a variety of laws, including intellectual property, privacy, data protection and cybersecurity, consumer protection, competition, and equal opportunity laws, and are expected to be subject to increased regulation and new laws or new applications of existing laws. AI is the subject of ongoing review by various

U.S. governmental and regulatory agencies, and various U.S. states and other non-U.S. jurisdictions are applying, or are considering applying, their platform moderation, cybersecurity, and data protection laws to AI or are considering general legal frameworks for AI, such as the proposed European Union Artificial Intelligence Act, the provisional rules for which were agreed to by the European Parliament and Council on December 8, 2023, subject to formal adoption and publication in the European Union’s (the “EU”) Official Journal. It is possible that the Fund, the Adviser and Antares Parties or any of their respective affiliates will not be able to anticipate how to respond to these rapidly evolving frameworks, and such parties could be required to expend resources to adjust their activity in certain jurisdictions if the legal frameworks are inconsistent across jurisdictions. Furthermore, because AI technology itself is highly complex and rapidly developing, it is not possible to predict all of the legal, operational or technological risks that may arise relating to the use of AI.

The Fund is Subject to Infrastructure Risks. The Adviser’s business is highly dependent on its communications and information systems. Any failure or interruption of such systems could cause delays or other problems in its activities. This, in turn, could have a material adverse effect on the Fund’s operating results and, consequently, negatively affect the net asset value of the Fund and its ability to make distributions. In addition, because many of the Fund’s borrowers operate and rely on network infrastructure and enterprise applications and internal technology systems for development, marketing, operational, support and other business activities, a disruption or failure of any or all of these systems in the event of a major telecommunications failure, cyber-attack, fire, earthquake, severe weather conditions or other catastrophic event could cause system interruptions, delays in product development and loss of critical data and could otherwise disrupt their business operations.

The Fund is Reliant on the Adviser and is Subject to Risks Relating to the Fact that Shareholders do not Participate in Management. Substantially all decisions with respect to the management of the Fund are made exclusively by the Board and/or the Adviser. Subject to the provisions of the Advisory Agreement and the approval of the Board (where applicable), all investment and sale decisions with respect to the Portfolio Loans on behalf of the Fund are made by the Adviser. Further, the Adviser may delegate all or a portion of its obligations pursuant to and in accordance with the Advisory Agreement. Shareholders have no right or power to take part in the management of the Fund. Consequently, the success of the Fund will depend, in large part, upon the skill and expertise of the officers or other authorized persons of the Fund and the officers or other personnel of the Adviser. There can be no assurance that the officers or other authorized persons of the Fund or the officers or other personnel of the Adviser will continue to serve in their current positions or continue to serve as officers or other authorized persons of the Fund or as officers or other personnel of the Adviser, as the case may be. Further, there can be no assurance that any particular individual will be involved in the management of any particular portfolio for any given period of time, if at all.

The Fund’s ability to achieve its investment objective will depend on the Adviser’s ability to identify, invest in and monitor Portfolio Loans. The members of the Adviser’s Investment Committee and the other officers and personnel of the Adviser are engaged in other business activities and will be called upon to provide managerial assistance to Other Accounts managed by the Adviser or by other Antares Parties and to proprietary accounts of Antares Parties. Although such investment professionals will devote such time as is necessary to fulfill the obligations of the Adviser to the Fund effectively, as reasonably determined by the Adviser, respectively, they will not devote all of their professional time thereto. In addition, there is no assurance that every member of the Adviser’s Investment Committee will opine on any particular investment opportunity. In particular, (i) the Adviser’s Investment Committee meets with a quorum and reviews and approves a prospective Portfolio Loan, such that it is possible that the Adviser’s Investment Committee will opine on an investment opportunity without receiving input from each member and (ii) members of the Adviser’s Investment Committee can, consistent with the committee’s charter, delegate authority with respect to a prospective Portfolio Loan to another employee of the Adviser or one of its affiliates.

Shareholders and the Board will have the right to terminate the Advisory Agreement. If the Adviser resigns or is removed, the Fund may not be able to find a substitute investment adviser or be able to hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms or at all. If the Fund is unable to replace the Adviser quickly, its operations are likely to experience a disruption, and its financial condition is likely to be adversely affected. In addition, the coordination of the Fund’s internal management and investment activities is likely to suffer if the Fund is unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Adviser and the other Antares Parties. Even if the Fund is able to retain comparable management, whether internal or external, transition of management may result in additional costs and time delays that may adversely affect the Fund’s financial condition.

The Fund is Subject to Risks Relating to Investor Suitability. An investment in the Fund involves a high degree of risk and is intended only for sophisticated investors who are capable of understanding and assuming the risks involved. Any investor interested in acquiring Common Shares should conduct its own investigation and analysis of investing in the Fund and consult its own professional advisers as to the risks involved in making such an investment.

Investors Need to Seek Independent Advice. None of the Fund, the Adviser or any other Antares Party is providing investment, accounting, tax or legal advice in respect of the Common Shares and none of them will have a fiduciary relationship with any investor or prospective investor. No hypothetical performance scenario, modeling run or return analysis that is provided to any prospective investor should be solely relied upon when considering an investment decision.

The actual performance of the Fund will be affected by, among other things, (i) approvals required by the Declaration of Trust of the Fund or the Advisory Agreement, as applicable, that are granted or withheld by the Board including, among other things, in connection with the purchase and sale of Portfolio Loans, (ii) the amount and frequency of principal payments and prepayments on the Portfolio Loans, which are dependent upon, among other things, the amount of payments received at or in advance of the scheduled maturity of the Portfolio Loans (whether through sale, maturity, optional or mandatory prepayments, default or the other disposition or liquidation thereof), (iii) the financial condition of the obligors of the Portfolio Loans, (iv) the availability of repricings and/or refinancing of the Portfolio Loans, (v) changes to the interest rates on the Portfolio Loans, and (vi) the availability to the Fund of leveraged financing with respect to the Portfolio Loans or any portion thereof. It is expected that most of the Portfolio Loans will include the right of the obligor to optionally prepay such Portfolio Loan, in whole or in part, and/or the obligation to make a mandatory prepayment of such Portfolio Loan, in whole or in part, at various times and subject to certain conditions.

The Common Shares are Not Guaranteed by the Adviser or any other Antares Party. None of the Adviser, any other Antares Party or any other person makes any assurance, guarantee or representation whatsoever as to the expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to the Fund or any shareholder and neither the Fund nor the shareholders may rely on any such person for a determination of expected or projected success, profitability, return, performance result, effect, consequence or benefit (including legal, regulatory, tax, financial, accounting or otherwise) to any shareholder.

The Fund is Subject to Risks Relating to Limited Liquidity. Currently, no market exists for the Common Shares. The Common Shares are illiquid investments; there is no established secondary market for the Common Shares and none is likely to develop. An investment in the Fund is suitable only for certain sophisticated investors that have no need for immediate liquidity in respect of their investment and who can accept the risks associated with investing in illiquid investments.

Liquidity for our Common Shares will be limited to participation in our share repurchase program, which we have no obligation to maintain. To the extent you paid a repurchase price that includes the related sales load and to the extent you have the ability to sell your Common Shares pursuant to our share repurchase program, the price at which you may sell Common Shares may be lower than the amount you paid in connection with the purchase of Common Shares in this offering.

The Fund is Subject to Risks Relating to Unspecified Investments. The capital of the Fund generally will be invested directly or indirectly in Portfolio Loans and other assets which will not have been disclosed or, in most cases, identified prior to a shareholder acquiring Common Shares. Accordingly, shareholders will not have an opportunity to evaluate for themselves the relevant economic, financial and other information regarding the Portfolio Loans to be acquired directly or indirectly by the Fund and therefore will be dependent upon the judgment and ability of the Adviser in identifying Portfolio Loans for acquisition over time, acquiring them on behalf of the Fund and managing them thereafter. When required under applicable law or when otherwise required under the Fund’s governing documents, shareholders will also be depending on the judgment of the Board whether or not to consent to the acquisition or sale, as applicable, of such Portfolio Loans. No assurance can be given that the Adviser will be successful in identifying suitable Portfolio Loans for acquisition by the Fund, or, if identified, that such loans will be available for acquisition by the Fund, or that, if such acquisitions are made, the investment objective of the Fund will be achieved.

The Fund is Subject to Risks Relating to Use of Leverage. The Fund will use leverage and incur indebtedness directly or indirectly to acquire and hold Portfolio Loans. The Adviser may establish and use any reserves to acquire additional Portfolio Loans or other or to repay all or any portion of any outstanding indebtedness of the Fund. Risks associated with this use of leverage are described under the heading “Risk Factors—Risks Relating to Financings by the Fund”.

To the extent that the Fund enters into multiple financing arrangements, such arrangements may contain cross-default provisions that could magnify the effect of a default. If a cross-default provision were exercised, this could result in a substantial loss for the Fund.

As a BDC, we generally will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings, including those incurred at a subsidiary level, and any preferred shares that we may issue in the future, of at least 150%. As defined in the 1940 Act, asset coverage of 150% means that for every $100 of net assets we hold, we may raise $200 from borrowing and issuing senior securities. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to you may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board, a majority of whom are Independent Trustees with no material interests in such transactions.

Although borrowings by the Fund have the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings by the Fund may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such borrowing may provide that during the continuance of a default under such borrowing, the interests of the investors may be subordinated to such borrowing.

The Fund is Subject to Risks Relating to Availability of Financing. Because the Fund intends use leverage and to directly or indirectly incur indebtedness, returns realized by the Fund will depend significantly on the availability of such financing and the terms applicable thereto. To the extent the Fund cannot obtain financing, the ability of the Fund to acquire Portfolio Loans will be restricted and returns to the Fund and to the shareholders may be reduced as a result. Similarly, if the financing terms made available thereto are not favorable, or if such financing is available and entered into but subsequently the related lenders do not agree to any requested amendment or, to the extent required or desired, replacement of such terms and/or no refinancing of such credit facility is then available at comparable or better terms, returns to the Fund and to its shareholders may be reduced. The Fund expects leverage to be available to it under one or more credit facilities. See also “Risk Factors—Risks Relating to Financings by the Fund.”

The Fund is Subject to Risks Relating to Reserves and Contingent Liabilities. The Fund may from time to time incur contingent liabilities in connection with an investment. For example, the Fund will acquire a revolving credit or delayed draw term facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund will be obligated to fund the amounts due. The Fund may create, accrue and fund reserves for known or contingent liabilities or for other reasons in such amounts as the Adviser deems necessary or appropriate in its reasonable sole discretion. Any such reserves will reduce the amount of distributable funds available to the shareholders and could adversely impact the Fund’s performance. There can be no assurance that the Fund will adequately reserve for such contingent liabilities and that such liabilities will not have an adverse effect on the Fund.

The Fund is Subject to Risks Relating to Contingent Liabilities on the Disposition of Equity Investments. In connection with the disposition of equity securities, the Fund could be required to make representations about the business and financial affairs of the relevant portfolio company typical of those made in connection with the sale of a business. The Fund also could be required to indemnify the purchasers of the company (or interests or assets thereof) to the extent that any such representations are inaccurate or with respect to certain potential liabilities. These arrangements can result in the incurrence of contingent liabilities for which the Adviser can establish reserves or escrows.

The Fund is Subject to Risks Relating to Exculpation and Indemnification. The Fund is required to indemnify the Adviser, the members of the Board and each other person indemnified under the Declaration of Trust of the Fund and the Bylaws of the Fund (as amended or restated from time to time, the “Bylaws”) for liabilities incurred in connection with the Declaration of Trust, the

Bylaws, the Advisory Agreement and the Fund’s activities, except in certain circumstances. Subject to the limits on indemnification under Section 17(h) of the 1940 Act, the Declaration of Trust provides that the Fund shall not indemnify such persons to the extent liability and losses are the result of such persons’ gross negligence or willful misconduct. Subject to the limits on indemnification under Section 17(i) of the 1940 Act, the Advisory Agreement provides that the Adviser shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of its duties or by reason of the reckless disregard of its duties and obligations. The Fund will also indemnify certain service providers, including the Administrator and the Fund’s auditors, as well as consultants and sourcing, operating and joint venture partners. Such liabilities may be material and may have an adverse effect on the returns to the Fund investors. The indemnification obligation of the Fund would be payable from the assets of the Fund. The application of the indemnification and exculpation standards may result in Fund investors bearing a broader indemnification obligation in certain cases than they would in the absence of such standards. As a result of these considerations, even though such provisions will not act as a waiver on the part of any investor of any of its rights which are not permitted to be waived under applicable law, the Fund may bear significant financial losses even where such losses were caused by the negligence or other conduct of such indemnified persons.

The Fund is Subject to Risks Relating to Portfolio Valuation. The Fund expects to hold Portfolio Loans, equity securities and other financial instruments, assets or obligations that are thinly traded,not publicly traded, for which no market exists or which are restricted as to their transferability under applicable securities laws. The fair value of such investments will not be readily determinable and can be extremely difficult to value accurately. The Adviser, subject at all times to the oversight and approval of the Board, will determine the valuation of the Fund’s investments. It is expected that the Adviser will have a limited ability to obtain accurate market quotations for purposes of valuing most of the Fund’s investments, which may require the Adviser to estimate, in accordance with valuation policies established by the Board, the value of the Fund’s debt and other investments on a valuation date. Further, because of the overall size and concentrations in particular markets, the maturities of positions that may be held by the Fund from time to time and other factors, the liquidation values of the Fund’s investments may differ significantly from the interim valuations of these investments derived from the valuation methods described herein. If the Adviser’s valuation should prove to be incorrect, the stated value of the Fund’s investments could be adversely affected. Absent bad faith or manifest error, valuation determinations of the Adviser will be conclusive and binding on the shareholders.

Valuation of the types of assets in which the Fund invests are inherently subjective. In addition, the Adviser may have an interest in determining higher valuations in order to be able to present better performance to prospective investors. In certain cases, the Fund may hold an investment in an issuer experiencing distress or going through bankruptcy. In such a situation, the Adviser may continue to place a favorable valuation on such investment due to the Adviser’s determination that the investment is sufficiently secured despite the distressed state or bankruptcy of the issuer. However, no assurances can be given that this assumption is justified or that such valuations will be accurate in the long term. In addition, an investment in a portfolio company may not be permanently written-off or permanently written down despite its distressed state or covenant breach until such portfolio company experiences a material corporate event (e.g., bankruptcy or partial sale) which establishes an objective basis for such revised valuation. In these circumstances, the Adviser has an interest in delaying any such write-offs or write-downs to maintain a higher management fee base and thus, management fees paid to the Adviser.

In addition, the Adviser may rely on third-party valuation agents to verify the value of certain investments. An investment may not have a readily ascertainable market value and accordingly, could potentially make it difficult to determine a fair value of an investment and may yield an inaccurate valuation. Further, because of the Adviser’s knowledge of the investment, the valuation agent may defer to the Adviser’s valuation even where such valuation may not be accurate or the determination thereof involved a conflict of interest. The Adviser also relies on the accuracy of data and information provided by portfolio companies in the valuation process. An inaccurate valuation of one or more investments could have a substantial impact on the Fund.

There are Investment Limitations Related to Antares Holdings’ Environmental, Social and Governance Policy. Loans sourced through the Antares Platform are done so in accordance with Antares Holdings’ Environmental, Social and Governance policy (such policy as amended from time to time, the “Antares Responsible Investment Policy”). The Antares Responsible Investment Policy sets forth the Antares Platform’s principal positions on environmental, social and governance (“ESG”) matters and reviews how ESG factors are incorporated into the Antares Platform’s loan and investment processes.

As part of Antares’ in-depth credit analyses, material ESG factors are considered alongside other investment factors as part of the underwriting process in new deals. ESG integration for private credit investments currently applies to new borrowers, dividend recapitalizations, as well as refinancings that are >10% of pro forma debt facility and significant add-on loans that are >20% of EBITDA. Antares evaluates prospective borrowers using the five dimensions set forth by the SASB Standards[2] (Sustainability Accounting Standards Board): (1) environment, (2) social capital, (3) human capital, (4) business model and innovation, and (5) leadership and corporate governance. Antares defines ESG materiality based on a borrower’s exposure to ESG risk and the borrower’s organizational capacity to mitigate that risk; ESG materiality also considers the potential outcomes from an adverse ESG event, like an impact on solvency or reputation. Generally, ESG factors are informative but not determinative, although there are certain industries in which the Adviser will not invest depending on the specific investor/client, jurisdiction, or investor/client mandate. The Antares Capital Responsible Investment Policy (the “RI Policy”) guides portfolio management and general business conduct on the integration of any ESG factors when deemed appropriate. Given the dynamic and evolving nature of ESG issues, the RI Policy is subject to continuous review and subject to change without notice; and its application can vary materially depending on the specific investor or client, jurisdiction, or investor level investment guidelines and requirements. The Adviser and/or its advisory affiliates could offer new or different strategies to current or prospective clients, including private funds or funds of one dedicated to a strategy or which pursue such strategy alongside other investments, such as secondary market acquisition of interests in funds that pursue private credit strategies or direct investment in junior capital instruments, although such investments are not generally within the Fund’s expected portfolio profile.

With respect to liquid credit investments, Antares’ approach considers relevant material ESG risks within the investment process. The assessment includes negative screening, assessment of historical ESG risks, reviewing Loan Syndication and Trading Association ESG questionnaires when available, and documenting material ESG risks where applicable.

The Adviser intends to comply with such Antares Responsible Investment Policy with respect to the Fund. It is possible that the Antares Responsible Investment Policy will prevent potential Portfolio Loans from being sourced through the Antares Platform or prevent the Fund from acquiring certain Portfolio Loans, which could impact the returns of the Fund. The Antares Responsible Investment Policy prohibits loans to companies that Antares identifies as engaging in practices that violate United States or international law, including with respect to forced labor, illegal deforestation, and illegal animal trafficking. Beyond that, Antares excludes from its lending practices companies that derive material revenue from the direct sale, manufacturing or distribution of tobacco, firearms, gambling (except with respect to Antares liquid credit strategies), pornography/adult entertainment, predatory consumer industries (e.g., payday loans), and controversial weapons (e.g., chemical/biological, nuclear, landmines, cluster munitions). While Antares commits to abide by this provision, Antares reserves the right to apply restrictions in investor specific exclusions differently, depending on relevant factors including investor investment mandates or restrictions, jurisdiction, and/or type of investment product.

The Adviser may determine for the Fund to lend and/or invest if ESG risks are not deemed material, or are deemed material and appropriately mitigated, or not lend and/or invest if ESG risks are deemed material and cannot be adequately addressed or mitigated.

The Fund is Subject to Risks Relating to the Handling of Mail. Mail addressed to the Fund and received at its registered office will be forwarded unopened to the forwarding address supplied by the Fund to be dealt with. To the extent that personnel of the Adviser are employing remote work arrangements, forwarded mail could be delayed. None of the Fund nor the Adviser or any of its or their trustees, directors, officers, advisors or service providers will bear any responsibility for any delay howsoever caused in mail reaching the forwarding address.

The Fund’s Assets are Subject to Recourse. The assets of the Fund, including any investments made by and any capital held by the Fund are available to satisfy all liabilities and other obligations of the Fund, as applicable. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund’s assets generally and may not be limited to any particular asset, such as the investment giving rise to the liability.

[2]	Antares Capital licenses and uses the SASB Standards in its work.

The Fund is Subject to Risks Relating to Obtaining a Rating from One or More Credit Rating Agencies. The Fund may apply to one or more credit rating agencies to rate the Fund and/or its assets in order to provide the Fund access to different sources of indebtedness or capital as well as to help meet the Fund’s risk/return objectives, its overall target indebtedness ratio or other considerations as determined by the Adviser. In connection with such rating or ratings, the credit rating agency or credit rating agencies may review and analyze the Fund’s counterparties, Antares Capital Credit (in its capacity as the Adviser and the Administrator), the investments and expected investments of the Fund, the legal structure of the Fund, the historical and current Fund investors and Fund performance data. There can be no assurance that the Fund will apply for such a rating or ratings, that a credit rating agency will provide a rating or that such a rating will be beneficial to the Fund. In addition, when making investment decisions for the Fund (including establishing the Fund’s investment portfolio), the Adviser may consider the implications of the investment portfolio on a credit rating agency’s rating of the Fund and tailor the Fund’s investment portfolio taking into account such considerations. There is a risk that a rating agency could incorrectly rate, or downgrade ratings which could have a material effect on the Fund, including its assets and its ability to acquire indebtedness.

The Fund is Subject to Risks Relating to Insurance. The Adviser and/or its affiliates expect to purchase and maintain an omnibus insurance policy which includes coverage in respect of the Fund, the Adviser and their affiliates, as well as other clients, including certain of their respective indemnified persons (which omnibus insurance policy or policies may provide coverage to the Adviser, the Adviser and their affiliates, as applicable, for events unrelated to the Fund). The premiums for such shared insurance policies generally would be borne by the Adviser and the clients covered by such policies, and such shared insurance policies are expected to have an overall cap on coverage for all the insured parties thereunder. To the extent an insurable event results in claims in excess of such cap, the Fund may not receive as much in insurance proceeds as it would have received if separate insurance policies had been purchased for each insured party. Similarly, insurable events may occur sequentially in time while subject to a single overall cap. To the extent insurance proceeds for one such event are applied towards a cap and the Fund experiences an insurable loss after such event, the Fund’s receipts from such insurance policy may also be diminished. Insurance policies covering the Fund, the premiums of which are paid in whole or in part by the Fund, may provide insurance coverage to indemnified persons for conduct that would not be covered by indemnification. In addition, the Fund may need to initiate litigation in order to collect from an insurance provider, which may be lengthy and expensive for the Fund and which ultimately may not result in a financial award. In addition, the Adviser may cause the Fund to purchase and maintain insurance coverage that provides coverage to the Fund, certain indemnified persons, or the Adviser, in which case, the premiums would be borne by the Fund.

While the Adviser and its affiliates expect to allocate insurance expenses in a manner it determines to be fair and equitable, taking into account any factors they deems relevant to the allocation of such expenses, because of the uncertainty of whether claims will arise in the future and the timing and the amount that may be involved in any such claim, the determination of how to allocate such expenses may require the Adviser and its affiliates to take into consideration facts and circumstances that are subjective in nature. It is unlikely that the Adviser and its affiliates will be able to accurately allocate the expenses of any such insurance policies based on the actual claims related to a particular client, including the Fund.

The Fund is Subject to Risks Relating to Certain Proceedings and Investigations. The Adviser and its affiliates and/or the Fund may be subject to claims (or threats of claims), and governmental investigations, examinations, requests for information, audits, inquiries, subpoenas and other regulatory or civil proceedings. The outcome of any investigation, action or proceeding may materially adversely affect the value of the Fund, including by virtue of reputational damage to the Adviser and may be impossible to anticipate. Any such investigation, action or proceeding may continue without resolution for long periods of time and may consume substantial amounts of the Adviser’s time and attention, and that time and the devotion of these resources to any investigation, action or proceeding may, at times, be disproportionate to the amounts at stake in such investigation, action or proceeding. The unfavorable resolution of such items could result in criminal or civil liability, fines, settlements, charges, penalties or other monetary or non-monetary remedies or sanctions that could negatively impact the Adviser and/or the Fund. In addition, such actions and proceedings may involve claims of strict liability or similar risks against the Fund in certain jurisdictions or in connection with certain types of activities. In some cases, the expense of such investigations, actions or proceedings and paying any amounts pursuant to settlements or judgments would be borne by the Fund.

The Fund is Not Registered as an Investment Company Under the 1940 Act. While the Fund is not registered as an investment company under the 1940 Act, it will be subject to regulation as a BDC under the 1940 Act and will be required to adhere to the provisions of the 1940 Act applicable to BDCs. The Common Shares have not been recommended by any U.S. federal or state, or any non-U.S., securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this registration statement. Any representation to the contrary is a criminal offense.

The Fund is Subject to Risks Relating to Lack of Diversification. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act with respect to the proportion of its assets that it may invest in securities of a single issuer. To the extent that the Fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the Fund’s asset diversification requirements as a RIC under the Code, the Fund does not have fixed guidelines for diversification, and its investments could be concentrated in relatively few portfolio companies. Although the Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, it maintains the flexibility to operate as a diversified investment company. To the extent that the Fund operates as a non-diversified investment company, it may be subject to greater risk.

During the period of time in which the Fund is deploying its initial capital, the Fund may make a limited number of investments. In addition, the Fund does not have fixed guidelines for diversification by industry or type of security, and investments may be concentrated in only a few industries or types of securities. Further, if the expected amount of leverage is not obtained or deployed, the Fund may be more concentrated in an investment than originally anticipated. As a result, the Fund’s investments may be concentrated and the poor performance of a single investment may have pronounced negative consequences to the Fund and the aggregate returns realized by the Fund investors.

The Fund is Subject to Risks Relating to the Use of Proceeds. While the Fund generally intends to make all distributions of net proceeds in accordance with “Estimated Use of Proceeds”, the amount and timing of distributions from the Fund to the Fund investors will be at the discretion of the Board, who may also direct that amounts available for distribution be retained in the Fund (i) to be used to satisfy, or establish reserves for, the Fund’s current or anticipated obligations (including management fees, incentive fees and any other expenses) or (ii) for reinvestment of the cost basis of an investment. Accordingly, there can be no assurance as to the timing and amount of distributions from the Fund.

The Fund is Subject to Operational Risks. The Fund is subject to operational risk, including the possibility that errors may be made by the Adviser or its affiliates and service providers in certain transactions, calculations or valuations on behalf of, or otherwise relating to, the Fund. Fund investors may not be notified of the occurrence of an error or the resolution of any error. Generally, the Adviser, its affiliates and service providers will not be held accountable for such errors, and the Fund may bear losses resulting from such errors.

The Fund is Subject to Risks Associated with Sourcing, Operating or Joint Venture Partners. The Antares Platform has historically, and expects in the future to, work with sourcing, operating and/or joint venture partners, including with respect to particular types of investments or particular sectors or regions. These arrangements may be structured as joint ventures or contractual service provider relationships. In certain circumstances, the Adviser may commit to invest in a pre-agreed amount of investments negotiated by the sourcing partner and/or joint venture partner and/or the Adviser may commit to invest in one or more transactions for which the sourcing partner and/or joint venture partner led the due diligence and negotiation processes and the Adviser is given only a limited opportunity to perform due diligence and participate in negotiation of transactional terms. Fund investors should be aware that sourcing, operating and joint venture partners are not expected to owe any fiduciary duties to the Fund or the Fund investors.

The Fund may pay retainers, closing, monitoring, performance or other fees to sourcing, operating and joint venture partners. Such retainer fees may be netted against a closing fee, if applicable, in connection with the related investment. However, if no such investment is consummated, the Fund will bear any retainer amounts as an expense. In addition, to the extent the compensation of a sourcing, operating or joint venture partner is based on the performance of the relevant investments, the sourcing, operating or joint venture partner may have an incentive to seek riskier investments than it would have under a different compensation structure. In this regard, a sourcing, operating or joint venture partner may receive incentive compensation at the expense of the Fund. The expenses of sourcing, operating and joint venture partners may be substantial. In certain circumstances, the Fund or a portfolio company in which the Fund invests may pay fees to sourcing, operating and/or joint venture partners in consideration for services, including where the

Adviser or an affiliate may have otherwise provided those services without charge. In other circumstances, sourcing, operating and/or joint venture partners may receive certain third-party fees (such as upfront fees, commitment fees, origination fees, amendment fees, ticking fees and break-up fees as well as prepayment premiums) in respect of an investment, and no such fees will offset or otherwise reduce the management fee payable by Fund investors. The existence of such fees may result in the Fund paying fees twice, once to the Adviser in the form of management fees and once to the sourcing, operating or joint venture partners to service or manage the same assets.

Sourcing, operating and/or joint venture partners may invest in the Fund. Joint ventures may give rise to additional risks, including tax risks, and structures utilized in context of joint ventures, including for legal, tax and regulatory reasons, may adversely affect the Fund’s pre-tax returns.

The Fund is Subject to Risks Relating to Electronic Delivery of Certain Documents. The Fund investors will be deemed to consent to electronic delivery or posting to the Administrator’s website or other service of: (i) certain closing documents such as the Declaration of Trust, the Bylaws and the Subscription Agreements; (ii) any notices or communications required or contemplated to be delivered to the Fund investors by the Fund, the Adviser, or any of their respective affiliates, pursuant to applicable law or regulation; (iii) certain tax-related information and documents; and (iv) drawdown notices and other notices, requests, demands, consents or other communications and any financial statements, reports, schedules, certificates or opinions required to be provided to the Fund investors under any agreements. There are certain costs and possible risks associated with electronic delivery. Moreover, the Adviser cannot provide any assurance that these communication methods are secure and will not be responsible for any computer viruses, problems or malfunctions resulting from the use of such communication methods. See “Risks Relating to Cybersecurity.”

The Fund May Need to Raise Additional Capital. The Fund may need additional capital to fund new investments and grow its portfolio of investments once it has fully invested the net proceeds of this offering. Unfavorable economic conditions could increase the Fund’s funding costs or limit its access to the capital. A reduction in the availability of new capital could limit the Fund’s ability to grow. In addition, the Fund is required to distribute at least 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to investors to maintain its qualification as a RIC. As a result, these earnings will not be available to fund new investments. An inability on the Fund’s part to access the capital successfully could limit its ability to grow its business and execute its business strategy fully and could decrease its earnings, if any, which would have an adverse effect on the value of its securities.

The Fund is Subject to Counterparty Risks. To the extent that contracts for investment will be entered into between the Fund and a market counterparty as principal (and not as agent), the Fund is exposed to the risk that the market counterparty may, in an insolvency or similar event, be unable to meet its contractual obligations to the Fund. The Fund may have a limited number of potential counterparties for certain of its investments, which may significantly impair the Fund’s ability to reduce its exposure to counterparty risk. In addition, difficulty reaching an agreement with any single counterparty could limit or eliminate the Fund’s ability to execute such investments altogether. Because certain purchases, sales, hedging, financing arrangements and other instruments in which the Fund will engage are not traded on an exchange but are instead traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. Although the Fund intends to pursue its remedies under any such contracts, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Investors May be Required to Return Distributions to Satisfy Unpaid Debts of the Fund. Under Delaware law, the investors could, under certain circumstances, be required to return distributions made by the Fund to satisfy unpaid debts of the Fund that were in existence at the time the distributions were made.

The Board May Make Certain Changes in the Fund’s Investment Objective, Operating Policies or Strategies Without Prior Notice or Investor Approval. The Fund’s Board has the authority to modify or waive certain of the Fund’s operating policies and strategies without prior notice (except as required by the 1940 Act) and without investor approval. However, absent investor approval, the Fund may not change the nature of its business so as to cease to be, or withdraw its election as, a BDC. Under Delaware law, the Fund also cannot be dissolved without prior investor approval. The Fund cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. Nevertheless, the effects may adversely affect the Fund’s business and impact its ability to make distributions.

The Board May Make Certain Changes to the Fund’s Declaration of Trust Without Prior Shareholder Approval. Our Board may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

The Fund is Subject to Risks Relating to Allocation of Investment Opportunities and Related Conflicts. The Fund generally is prohibited under the 1940 Act from participating in certain transactions with its affiliates, including its subsidiaries (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund), without prior approval of the Independent Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the Fund’s outstanding voting securities is an affiliate of the Fund for purposes of the 1940 Act, and the Fund generally is prohibited from buying or selling any security from or to such affiliate, absent the prior approval of the Independent Trustees. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same issuers (whether at the same or different times), without prior approval of the Independent Trustees and, in some cases, the SEC. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with the Fund’s officers or Trustees or their affiliates. These prohibitions will affect the manner in which investment opportunities are allocated between the Fund and other funds managed by the Adviser or its affiliates. Most importantly, the Fund generally is prohibited from co-investing with Other Accounts or affiliates of the Adviser in the Antares-originated loans and financings except pursuant to the co-investment exemptive relief the Fund has received from the SEC, which delineates the requirements the Adviser must comply with for the Fund to invest with Other Accounts. Accordingly, while the Adviser and its affiliates intend to allocate suitable opportunities among the Fund, other accounts and/or affiliates of the Adviser based on the principles described above, the prohibition on co-investing with affiliates could significantly limit the scope of investment opportunities available to the Fund. In particular, the decision by the Adviser or its affiliates to allocate an opportunity to one or more other investment funds or accounts (each, an “Other Investor”) or to an affiliate of the Adviser, or the existence of a prior co-investment structure, might cause the Fund to forgo an investment opportunity that it otherwise would have made. Similarly, the Fund generally may be limited in its ability to invest in an issuer in which an Other Investor or affiliate of the Adviser had previously invested. The Fund may in certain circumstances also be required to sell, transfer or otherwise reorganize assets in which the Fund has invested with other accounts or affiliates of the Adviser at times that the Fund may not consider advantageous.

Any such co-investments will be subject to certain conditions, including that co-investments are made in a manner consistent with the Fund’s investment objectives and strategies, certain Board-established criteria, and the other applicable conditions of the co-investment exemptive relief. Under the terms of the relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our Independent Trustees must reach certain conclusions in connection with a co-investment transaction, including that: (i) the terms of the proposed transaction are reasonable and fair to the Fund and its shareholders and do not involve overreaching in respect of the Fund or its shareholders on the part of any person concerned; and (ii) the transaction is consistent with the interests of the Fund’s shareholders and is consistent with the Fund’s then-current investment objectives and strategies.

As a result of the relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of Other Accounts, including, in some cases, proprietary accounts of Antares. Because investments are allocated across multiple Antares accounts, the Fund will at times receive a lower allocation to an investment than desired; likewise, the Fund may also be limited in the degree to which it is able to participate in selling opportunities that it may otherwise wish to pursue due to allocations, including non-pro rata allocations, to Other Accounts.

If the Adviser identifies an investment and the Fund is unable to rely on the co-investment relief for that particular opportunity, the Adviser will be required to determine which accounts should make the investment at the potential exclusion of other accounts. In such circumstances, the Adviser will adhere to its investment allocation policy in order to determine the account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other accounts.

The Fund is Subject to Risks Relating to Distributions. The Fund intends to pay monthly distributions to shareholders out of assets legally available for distribution. The Fund cannot guarantee that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. If the Fund is unable to satisfy the asset coverage test applicable to it as a BDC, or if the Fund violates certain debt financing agreements, its ability to pay distributions to shareholders could be limited. All distributions will be paid at the discretion of the Fund’s Board and will depend on the Fund’s earnings, financial condition, maintenance of RIC status, compliance with applicable BDC regulations, compliance with debt financing agreements and such other factors as the Board may deem relevant from time to time. The distributions the Fund pays to investors in a year may exceed the Fund’s taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

Investors who periodically receive the payment of a distribution from a RIC consisting of a return of capital for U.S. federal income tax purposes may be under the impression that they are receiving a distribution of RIC’s net ordinary income or capital gains when they are not. Accordingly, investors should read carefully any written disclosure accompanying a distribution from the Fund and the information about the specific tax characteristics of the Fund’s distributions provided to investors after the end of each calendar year, and should not assume that the source of any distribution is the Fund’s net ordinary income or capital gains. To the extent that the Fund’s distributions contain a return of capital, such distributions should not be considered the dividend yield or total return of an investment in the Common Shares. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the Common Shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of Common Shares.

The Board has the Discretion to Not Repurchase Common Shares, to Suspend the Share Repurchase Program, and to Cease Repurchases. Our Board may not adopt a share repurchase program, and if such a program is adopted, may amend, suspend or terminate the share repurchase program at any time in its discretion. You may not be able to sell your Common Shares at all in the event our Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify you of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be relied upon as a method to sell Common Shares promptly or at a desired price.

Certain Regulatory Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Certain Regulatory Risks

Changes to the Dodd-Frank Act May Adversely Impact the Fund. The enactment of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and other financial regulations curtailed certain investment activities of U.S. banks. As a result, alternative providers of capital (such as the Fund) were able to access certain investment opportunities on a larger scale. If the restrictions under the Dodd-Frank Act are curtailed or repealed, banks may be subject to fewer restrictions on their investment activities, thereby increasing competition with the Fund for potential investment opportunities. As a result, any changes to the Dodd-Frank Act may adversely impact the Fund.

There are General Regulatory Risks Applicable to the Fund. Legal, tax and regulatory changes could occur that may adversely affect the Fund, the shareholders and/or the portfolio investments. Recent proposals by the SEC indicate increased focus on the regulatory environment for investment vehicles such as the Fund, for holders of securities thereof, for investment advisers thereto and for lenders thereto is evolving, and changes in the regulation of any thereof may adversely affect the value of Common Shares held by or returns to a shareholder and/or the ability of the Fund to pursue its investment strategy.

Although the Fund and the Adviser will endeavor to comply with the requirements of a law and any changes thereto, the treatment of such entities and their investment or investment advisory activities is often uncertain, and may frequently depend on determinations of fact and interpretations of complex provisions of law and regulation for which there may be no clear precedent or authority or with respect to which the law or regulations are in the process of being considered for revocation or modification. Under such circumstances, the Fund and/or the Adviser may employ standard or developing industry practice or conventions, as well as its own internal policies and procedures, to guide its compliance efforts. There can be no assurance, however, that such practices, conventions, policies and procedures ultimately will be considered compliant, and as a result, the Fund or the Adviser, despite its efforts, may be exposed to liability (which may be subject to indemnification by the Fund or the shareholders), possibly on a retroactive basis, as practice, conventions, policies or procedures change or are challenged or the procedures for compliance with the regulatory regimes to which such entities are subject become clearer. Moreover, the regulatory regimes to which the Fund, the Adviser and the shareholders are subject may be administered differently by different governmental authorities or may be administered differently by different personnel within a particular governmental authority or over time and are generally under review by the applicable government authorities in the various jurisdictions in which such entities have investment or other activities, sometimes resulting in revised interpretations of seemingly established concepts. The treatment of such entities or their activities may be modified by administrative, legislative or judicial interpretation at any time, and any such action may affect investments or commitments previously made. In addition, as a result of such changes, the structure and activities of such entities may be challenged. Accordingly, the Fund, the shareholders and/or the Adviser could be adversely affected by any of such changes in laws, regulations, interpretations or the administration thereof.

If the Fund incurs indebtedness directly or indirectly that constitutes the issuance of an asset-backed security or a securitization as defined under then applicable law in the United States of America, in Europe or in Japan, the Fund, the Adviser or an affiliate of any thereof, may be required to (or may elect to) hold credit risk retention interests with respect thereto for the period of time and subject to the restrictions and limitations applicable thereto under then applicable law which could reduce the returns available to the Fund and the shareholders and potentially cause other adverse consequences for the Fund.

The Fund’s portfolio companies and the Fund are subject to regulation by-laws at the U.S. federal, state, and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations, and interpretations may also come into effect. Any such new or changed laws or regulations could have a material adverse effect on the Fund’s business. The effects of such laws and regulations on the financial services industry will depend, in large part, upon the extent to which regulators exercise the authority granted to them and the approaches taken in implementing regulations. President Biden may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular.

Future legislative and regulatory proposals directed at the financial services industry that are proposed or pending in the U.S. Congress may negatively impact the operations, cash flows or financial condition of the Fund or its portfolio companies, impose additional costs on portfolio companies or the Fund intensify the regulatory supervision of the Fund or its portfolio companies or otherwise adversely affect the Fund’s business or the business of its portfolio companies. Laws that apply to the Fund, either now or in the future, are often highly complex and may include licensing requirements. The licensing process can be lengthy and can be expected to subject the Fund to increased regulatory oversight. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund or the Adviser to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund. In addition, if the Fund does not comply with applicable laws and regulations, it could lose any licenses that it then holds for the conduct of its business and may be subject to civil fines and criminal penalties.

Privacy and Data Protection. The Fund’s collection, use, maintenance, handling, transfer and other processing of personal data, including in relation to, amongst others, the staff and representatives, individuals considering and/or making an investment in the Fund, and individuals connected with investors (such as directors, trustees, beneficial owners, advisors and agents), imposes legal and regulatory risk. Legal and regulatory requirements relating to the collection, storage, usage, maintenance, handling, transfer and other processing of personal data continue to evolve and could impose costly compliance burdens on the Fund. The Fund is and could directly or indirectly become subject to existing and future federal, state and international laws, regulations, rules or requirements related to privacy, data protection and information security in the jurisdictions in which it does business and/or its investors are located.

For example, the European Union’s General Data Protection Regulation (“GDPR”) includes a range of compliance obligations regarding the handling of personal data and significant financial penalties for non-compliance (the greater of €20 million or 4% of annual global turnover). Following Brexit, the U.K. General Data Protection Regulation (i.e., a version of the GDPR as implemented into U.K. law) (“UK GDPR”) went into effect. While the GDPR and the UK GDPR remain substantially similar for the time being, the UK government has announced that it would seek to chart its own path on data protection and reform its relevant laws, including in ways that could differ from the GDPR.

The Fund could also be subject to existing and new U.S. federal, state and local privacy, data protection, and information security laws and regulations, such as the Federal Trade Commission Act, which regulates unfair or deceptive acts or practices (including with respect to privacy, data protection and information security); the Gramm-Leach-Bliley Act of 1999, which restricts certain collection, storage, use, disclosure and other processing of personal data, requires notice to individuals of privacy practices and provides individuals with certain rights to prevent the use and disclosure of certain non-public or otherwise legally protected data; the California Consumer Privacy Act, as amended by the California Privacy Rights Act, which provides California residents with certain individual privacy rights and imposes privacy, data protection and information security obligations on covered companies, as well as state data breach notification and other laws, including the New York SHIELD ACT, that require enhanced levels of cybersecurity and notification to individuals and/or regulators in the event of a cybersecurity breach of certain personal data or other similar incidents. A number of other states also have enacted, or are considering enacting, comprehensive privacy, data protection and information security laws, and the United States Congress is also considering various proposals for privacy, data protection and information security legislation.

The Fund intends to comply with any obligations arising out of privacy, data protection, and information security laws and regulations that are applicable to it, but may not be able to accurately anticipate the way in which regulators and courts will apply or interpret such laws and regulations, including their applicability to the Fund. If any such laws or regulations are implemented, interpreted or applied in a manner inconsistent with the Fund’s policies and practices, it may be fined or ordered to change its business practices in a manner that increases compliance burdens and costs and adversely impacts its operating results. Compliance with these laws and regulations, including the obligation to timely notify stakeholders in the event of a cybersecurity incident, may divert the Fund’s time and effort and entail substantial expense. Any failure or perceived failure by the Fund to comply with existing and new privacy, data protection and information security laws and regulations could result in negative publicity and may subject the Fund to significant costs associated with litigation, settlements, regulatory action, judgments, fines, liabilities and other penalties, for which the Fund may not have insurance coverage.

The Fund is Subject to Risks Relating to Material Non-Public Information. As described under the heading “Conflicts of Interest” from time to time, the Adviser, its owners, the respective affiliates of the Adviser and of its owners and the officers and personnel of any of the foregoing may come into possession of material non-public information that would limit the ability of the Fund to buy and sell Portfolio Loans. The investment flexibility of the Fund may be constrained as a consequence of the Adviser’s inability to take certain actions because of such information. The Fund will lose investment opportunities if it is unable to acquire an investment because the Adviser, its owners, the respective affiliates of the Adviser and of its owners or the respective officers or other personnel of any of the foregoing have obtained material non-public information which prevents such acquisition. Although the Adviser and its affiliates have adopted some informational walls, not all information is subject to such walls and there can be no guarantee that a wall will be effective. The Fund may experience losses if it is unable to sell an investment that it holds because the Adviser, its owners, their respective affiliates and the respective officers or other personnel of any of the foregoing have obtained material non-public information, which losses will reduce returns to and could cause losses for the shareholders.

The Fund is Subject to Risks Relating to Public and Other Disclosure Obligations. The Fund and/or certain shareholders may be expected to disclose confidential and other information relating to Fund assets and financial results when required to do so by applicable law. The Fund may disclose confidential and other information to shareholders or to third parties (including, without limitation, their lenders, service providers and/or any rating agency) that may request such information and are expected to do so to the extent required by law or contract applicable thereto. In addition, other entities that are lenders or agents in any credit facility of which a Portfolio Loan constitutes a part may have similar disclosure rights or obligations relating to such credit facility. There is no assurance that any such disclosure of information will be or will remain confidential. Such disclosure obligations may adversely affect the Fund and/or certain shareholders, particularly shareholders who are not otherwise subject to public disclosure of information requirements relating to the private holdings of funds in which they invest.

The Fund, the Adviser or their respective affiliates, service providers, or agents may from time to time be required or may, in their discretion, determine that it is advisable to disclose certain information about the Fund and the Fund investors, including investments held directly or indirectly by the Fund and the names and level of beneficial ownership of certain of the Fund investors, to (i) regulatory or taxing authorities of certain jurisdictions, which have or assert jurisdiction over the disclosing party or in which the Fund directly or indirectly invests, or (ii) any lenders, counterparty of, or service provider to, the Adviser or the Fund (and its subsidiaries). Disclosure of confidential information under such circumstances will not be regarded as a breach of any duty of confidentiality and, in certain circumstances, the Fund, the Adviser or any of their affiliates, service providers or agents, may be prohibited from disclosing to any Fund investor that any such disclosure has been made.

Risks Relating to Financings by the Fund [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Risks Relating to Financings by the Fund

The Fund is Subject to General Risks Associated with Leverage. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in the Fund. The greater the total borrowing by the Fund relative to its assets, the greater will be its risk of loss and possibility of gain. In addition, money borrowed by the Fund will be subject to interest costs and other costs which will be a direct or indirect expense of the Fund and, to the extent not covered by income or gain attributable to the assets of such borrower, will adversely affect the operating results of the Fund.

The Fund Borrows Money, Which Magnifies the Potential for Gain or Loss on Amounts and May Increase the Risk of Investing With Us. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may enter into one or more credit facilities and may issue or assume other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on the Fund’s consolidated assets that are superior to the claims of our shareholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our Common Shares to increase more sharply than it would have had we not incurred leverage.

Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distribution payments on our Common Shares. There can be no assurance that a leveraging strategy will be successful.

Any credit facilities into which the Fund may enter impose financial and operating covenants that may restrict the Fund’s business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew any credit facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidence of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

The following table illustrates the hypothetical effect on return to a holder of our Common Shares of the leverage created by our potential use of borrowing at a weighted average stated interest rate of 5.93% (excluding deferred financing costs, deferred issuance costs and unused fees), together with (a) a potential $650,000,000 value of net assets; (b) $350,000,000 in aggregate principal amount of indebtedness and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%.

	Assumed Return on Portfolio (Net of Expenses)(1)
	-10%	-5%	0%	5%	10%
Corresponding Return to Shareholders(2)	-18.51%	-10.84%	-3.18%	4.49%	12.15%
(1)	The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table.
(2)	In order to compute the “Corresponding Return to Shareholders,” the “Assumed Return on Portfolio” is multiplied by the estimated $1,000,000,000 total value of our assets to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 5.93% by the approximately $350,000,000 of principal debt outstanding) is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the estimated total value of our net assets of $650,000,000 to determine the “Corresponding Return to Shareholders.”

Indebtedness Under a Portfolio Credit Facility May be Affected by Interest Rate Risks, Including Mismatches Between the Interest that is Payable with Respect to Such Indebtedness and Interest Income that is Received on the Related Portfolio Loans. The interest payable with respect to the indebtedness incurred or issued by the Fund or a subsidiary (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund) under any portfolio credit facility (the “Portfolio Credit Facility Debt”) generally is expected initially to be based on the Secured Overnight Financing Rate (“SOFR” or the “Benchmark”). Interest income earned on the Portfolio Loans that collateralize the related portfolio credit facility typically also are based on SOFR or may bear interest at a fixed rate. It is possible that the Benchmark being used to determine interest payable on the Portfolio Credit Facility Debt may rise during periods in which the Benchmark or another index or fixed rate of interest payable on the Portfolio Loans is stable, falling or capped at a lower rate. In addition, the Benchmark may be changed on a hardwired basis without any discretion on the part of the Fund to consent thereto or by amendment in which case the Fund will have whatever discretion is provided in the underlying documents to grant or withhold its consent thereto (and, with respect to a Portfolio Loan amendment, may not own a sufficient amount of a Portfolio Loan to control any such decision). Moreover, hardwired change or change by amendment may occur in the Benchmark at different times under the Portfolio Loan and under any portfolio credit facility. Under such circumstances it is possible that there may be mismatches between the interest rates payable on the Portfolio Credit Facility Debt and the interest rates payable on the Portfolio Loans collateralizing such Portfolio Credit Facility Debt, as well as timing mismatches based on different reset dates with respect thereto. The Fund may enter into interest rate swap transactions to hedge any interest rate or timing mismatch. Such a mismatch could result in less excess spread available as credit support for the portfolio credit facility, less cash available for distribution to the Fund and the shareholders thus adversely affecting the returns received thereby and/or the Fund not collecting sufficient interest income from the Portfolio Loans to make interest payments then due on the Portfolio Credit Facility Debt which may result in an event of default thereunder.

The Replacement of the London Interbank Offered Rate (“LIBOR”) with an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, which could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow. LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates to be used in place of LIBOR. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, has recommended a new reference rate derived from short-term repurchase agreements backed by Treasury securities, the SOFR.

The transition away from LIBOR may adversely impact the Fund and/or the Fund’s portfolio companies as certain of the Fund’s investments and/or other indebtedness of the Fund’s portfolio companies may have (or previously had) interest rates with a LIBOR reference. Although replacement rates (e.g., SOFR) have begun to be adopted in the lending and bond markets, the ongoing LIBOR replacement process might affect the Fund’s floating-rate investments, including by:

●	adversely impacting the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked (or formerly LIBOR-linked) securities, loans and derivatives that may be included in the Fund’s assets;
●	requiring extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;
●	resulting in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in the Fund’s LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates; or
●	causing the Fund to incur additional costs in relation to any of the above factors.

In addition, the Fund and portfolio companies may have renegotiated (or may yet need to renegotiate) some of those instruments to address a transition away from LIBOR, and there also may be different conventions that arise in different but related market segments and there may be mismatches between different assets and liabilities causing possible unexpected gains and/or losses for the Fund or portfolio companies. Some replacement rates may also be subject to compounding or similar adjustments that cause the amount of any payment referencing a replacement rate not to be determined until the end of the relevant calculation period, rather than at the beginning, which could lead to administrative challenges for the Fund.

If the transition of an instrument or investment from LIBOR results in an overall increase to borrowing costs, higher interest expense could negatively affect the financial results and valuations of our funds’ portfolio companies. There is no guarantee that a transition from LIBOR to an alternative will not result in significant increases or volatility in benchmark rates or borrowing costs to borrowers, any of which could have a material adverse effect on our results of operations, financial condition and cash flow.

The Fund is Subject to Risks Relating to Subordinated Interests in any Financing Subsidiary. The Fund will own all or a majority of the equity interests in any financing subsidiary. The Fund will seek advice from its accountants whether or not the Fund will be required to consolidate the assets and liabilities of any financing subsidiary in its consolidated financial statements. The Fund’s equity interests in a financing subsidiary will be subordinated in priority of payment to such financing subsidiary’s obligations to its debt holders and its service providers. All of these persons have claims superior to the claims of the Fund as equity interest holder in any liquidation of such financing subsidiary. If a financing subsidiary has insufficient assets to pay all of its obligations, the Fund and the shareholders may suffer losses. In addition, the debt incurred at the financing subsidiary level is required to be included in our calculation of our asset coverage.

The Fund is Subject to Risks Relating to Minimum Utilization and Prepayment Penalties under a Portfolio Credit Facility. In order to ensure that they receive an anticipated minimum level of profit in connection with entering into a portfolio credit facility, the lenders thereunder typically require that a borrower pay, in addition to interest and certain one-time fees, a commitment fee on any portion of the maximum commitment that is undrawn, and may require that the borrower pay a make-whole premium – which could be in the form of a one-time payment or ongoing minimum payments – in the event that the advances under the portfolio credit facility are prepaid or not sufficiently drawn, and/or the Portfolio Credit Facility is terminated during a specified non-call period. Under such circumstances, the Fund could incur borrowing costs under such portfolio credit facility regardless of the amount of leverage it utilized thereunder. To the extent that the Fund is unable to acquire or did not hold sufficient Portfolio Loans meeting the eligibility criteria of the portfolio credit facility to satisfy certain minimum utilization targets under the portfolio credit facility, commitment fees may increase thus reducing the amount that may otherwise be distributable to the shareholders. In addition, there may be insufficient interest or other proceeds relating to such Portfolio Loans subject to such portfolio credit facility to fully cover all costs relating thereto which could result in a payment event of default under such portfolio credit facility, which could have a material adverse effect on the performance of the Fund and on the shareholders.

Certain Investments Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Certain Investment Risks

The Fund is Subject to Risks Associated with its Investment Strategy. The success of the Fund’s investment activities depends on the Adviser’s ability to identify opportunities for attractive risk-adjusted returns on invested capital, which is dependent in part on the market for available capital for middle market companies. Identification of these opportunities involves uncertainty. No assurance can be given that the Adviser will be able to successfully locate investment opportunities, or if such opportunities are located, that they will be available for allocation to the Fund or that, for Portfolio Loans sourced by the Antares Platform, or the Board, when required, will consent to or approve the purchase thereof. In addition, any credit facility is expected to, place restrictions on the Adviser’s ability to cause the Fund to buy and/or sell loans as well as the timing for acquiring loans.

Hedging. The Fund may, in some circumstances, directly or indirectly, employ hedging techniques in connection with its Portfolio Loans designed to reduce the risks of adverse movements in interest rates, securities prices, currency exchange and other factors (including risks associated with the use of derivative instruments). While such transactions may reduce certain risks, such transactions themselves may entail certain other risks. Thus, while the Fund may benefit from the use of these hedging mechanisms, unanticipated changes in interest rates, securities prices, currency exchange rates or other events relating to such hedging transactions may result in a poorer overall performance for the Fund than if it had not entered into such hedging transactions.

Terrorist Action, Military Action, Protests, Pandemics and Natural Disasters. There is a risk of terrorist attacks, military actions, other armed conflicts, violent protests, pandemics and/or natural disasters in the United States and elsewhere causing significant loss of life, property damage and/or disruptions in the local or global markets. Economic and diplomatic sanctions may be in place or imposed on certain states and military action may be commenced (such as the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East). Pandemics and natural disasters may have similarly disruptive impacts. The potential impact of such events is unclear, but such events could have a material adverse effect on general economic conditions, the ability of obligors of Portfolio Loans held by the Fund to repay such Portfolio Loans, lenders extending credit facilities to the Fund, or market liquidity, thereby adversely impacting the operations of the Adviser or the Fund and the returns to the shareholders.

General Economic Conditions May Affect the Ability of the Fund to Make Distributions to the Shareholders. The ability to effectuate the investment strategy of the Fund and to make distributions to the shareholders will depend in part on general economic conditions and the financial health of the Portfolio Loan borrowers. Negative trends or volatility in economic conditions generally or in particular financial and credit markets are likely to increase the number of non-performing Portfolio Loans and decrease the value and collectability of the Portfolio Loans. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. It is difficult to predict which markets, products, businesses and assets will be affected by particular economic or business conditions (or to what degree the health of particular markets or industries are dependent on monetary policies by central banks, particularly the U.S. Federal Reserve). There is no assurance that conditions in the credit and other financial markets will be or remain stable and will not have deteriorated or in the future deteriorate at any time and there is now and in the future a material possibility that economic activity will be volatile and/or has slowed or slow over the moderate to long term. See “Risks Relating to Infectious Disease and Pandemics.” A decrease in market value of the Portfolio Loans would also adversely affect the sale proceeds that could be obtained upon the sale of the Portfolio Loans and could result in losses, negatively impact returns to shareholders and ultimately affect the ability of the Fund to make distributions to the shareholders.

Obligors are also affected generally by economic slowdowns and recessions. Although signs of economic slowdown are less evident in certain regions around the world as the global growth cycle has reached a mature phase, economists continue to expect near term moderate economic growth due to the limited signals of imminent recession in the United States, continued healthy government spending, and recent progress made on trade. Regardless, geopolitical instability presents a risk for the Fund and the Portfolio Loans in which it will invest. Any deterioration of general economic conditions can lead to significant declines in corporate earnings, loan performance, or the ability of obligors to service their loans, any of which could trigger a period of global economic slowdown and have an adverse impact the Fund’s performance and financial results, including the value of its portfolio and the collateral securing the Portfolio Loans. Unfavorable economic conditions also could increase the cost of leverage or cause lenders not to extend credit on favorable terms or at all, which could prevent the Fund from making investments and have an adverse impact on its performance and financial results.

Negative economic trends would also increase the likelihood that major financial institutions or other entities having a significant impact on the financial and credit markets may suffer a bankruptcy or insolvency, as occurred during the recession in the U.S. economy several years ago. The bankruptcy or insolvency of any such entity may have an adverse effect on the Fund and the Common Shares and may trigger future crises in the global credit markets and overall economy, which could have a significant adverse effect on the Fund and the Common Shares.

During an economic downturn or recession it is likely that the incidence of amendments, waivers, modifications and restructurings of Portfolio Loans would increase, which may lead to a decrease in the value of such Portfolio Loans that could adversely affect the ability of the Fund to make distributions.

The volume of loans that are available for acquisition in the market or available for allocation by the Adviser to the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such loans may be limited. This is also likely to heighten refinancing risk in respect of maturing Portfolio Loans. In addition, obligors on Portfolio Loans may be more likely to exercise any rights they may have to redeem or refinance such Portfolio Loans when interest rates or spreads are declining, which redemptions or refinancings may occur under circumstances when such Portfolio Loans cannot be replaced by the acquisition of additional Portfolio Loans with similar or better risk and economic characteristics or at all. These additional risks may affect the returns on the Common Shares to shareholders.

The Fund is Subject to Inflation Risks. Certain of our portfolio companies may be impacted by inflation. If such portfolio companies are unable pass any increases in their costs along to their customers, it could adversely affect their results and their ability to pay interest and principal on our loans. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future unrealized losses and therefore reduce our net assets resulting from operations.

The Fund is Subject to Risks Relating to Infectious Disease and Pandemics. Certain illnesses spread rapidly and have the potential to significantly adversely affect the global economy. Outbreaks such as the severe acute respiratory syndrome, avian influenza, H1N1/09, and, most recently, the coronavirus (COVID-19), or other similarly infectious diseases may have material adverse impacts on the Fund, the Adviser, their respective affiliates and portfolio companies. Actual pandemics, or fear of pandemics, can trigger market disruptions or economic turndowns with the consequences described above. The Adviser cannot predict the likelihood of disease outbreaks occurring in the future nor how such outbreaks may affect the Fund’s investments.

The outbreak of disease epidemics may result in the closure of the Adviser’s and/or a portfolio company’s offices or other businesses, including office buildings, retail stores and other commercial venues and could also result in (a) the lack of availability or price volatility of raw materials or component parts necessary to a portfolio company’s business which may adversely affect the ability of a portfolio company to perform its obligations, (b) disruption of regional or global trade markets and/or the availability of capital, (c) the availability of leverage, including an inability to obtain indebtedness at all or to the Fund’s desired degree, and less favorable timing of repayment and other terms with respect to such leverage, (d) trade or travel restrictions which impact a portfolio company’s business and/or (e) a general economic decline and have an adverse impact on the Fund’s value, the Fund’s investments, or the Fund’s ability to make new investments.

If a future pandemic occurs (including a recurrence of COVID-19) during a period when the Fund expects to be harvesting its investments, the Fund may not achieve its investment objective or may not be able to realize its investments.

Changes in the Leveraged Finance and Fixed Income Markets May Affect Shareholders. In recent years, the leveraged finance and fixed income markets have at times contributed to a severe liquidity crisis in the global credit markets. There have also been at times substantial fluctuations in prices for leveraged loans and limited liquidity for such loans. No assurance can be made that the conditions giving rise to such price fluctuations and limited liquidity will not continue or become more acute in the future. During periods of limited liquidity and higher price volatility, the ability of the Fund to acquire or dispose of Portfolio Loans at a price and time that the Adviser deems advantageous may be severely impaired. As a result, in periods of rising market prices, the Fund may be unable to participate in price increases fully to the extent that it is unable to acquire desired positions quickly and its inability to dispose fully and promptly of positions in declining markets may cause its net asset value to decline and may exacerbate losses suffered thereby when Portfolio Loans are sold. Furthermore, significant additional liquidity-related risks may exist for the Fund and the shareholders including, among others, (i) the possibility that the prices at which Portfolio Loans can be sold by the Fund will have deteriorated from their effective purchase price, and (ii) the possibility that opportunities for the Fund to sell its assets in the secondary market may be impaired or restricted by a portfolio credit facility. These additional risks may result in losses, negatively affect the returns on the Common Shares or otherwise adversely affect shareholders.

Regardless of current or future market conditions, certain Portfolio Loans purchased by the Fund will have only a limited trading market (or none). The Fund’s investment in illiquid Portfolio Loans may restrict its ability to dispose of Portfolio Loans in a timely fashion and for a fair price, as well as their ability to take advantage of market opportunities. While liquidity in loans to middle market companies has increased in recent years, loans to middle market companies similar to the loans that the Fund intends to acquire are less liquid than broadly syndicated loans and certain of such middle market loans that may be acquired by the Fund are less liquid than more traditional senior secured loans to middle market companies. Illiquid Portfolio Loans may trade at a discount from comparable, more liquid loans or other investments. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks” for a further description of the illiquidity of non-investment grade loans to middle market companies.

In addition, adverse developments in the primary market for loans to middle market companies, unitranche loans and/or leveraged loans in general may reduce opportunities for the Fund to acquire loans that would qualify as Portfolio Loans. The ability of private equity sponsors and leveraged loan arrangers to effectuate new leveraged buy-outs and the ability of the Fund to acquire such loans may be partially or significantly limited depending on market and regulatory conditions. Furthermore, possible changes in the tax laws of the United States could result in private equity sponsors and obligors electing to reduce leveraged loans as part of their portfolio companies’ capital structure and to obtain more of their funding in the form of equity which may reduce the amount of Portfolio Loans available for acquisition by the Fund. The impact of any such changes affecting the leveraged loan market or another liquidity crisis on the global credit markets may adversely affect the management flexibility of the Adviser in relation to the portfolio and, ultimately, the returns on the Common Shares to shareholders.

The Fund is Subject to Risks Relating to General Economic Conditions. Loans are subject to credit and interest rate risks. Credit risk refers to the likelihood that an obligor will default in the payment of principal or interest on a loan. Financial strength and solvency of an obligor are the primary factors influencing credit risk. In addition, lack or inadequacy of collateral or credit enhancement for a loan may affect its credit risk. Credit risk may change over the life of a loan and loans that are rated by rating agencies are often reviewed and may be subject to downgrade. Interest rate risk refers to the risks associated with market changes in interest rates and with possible changes to an alternative benchmark reference rate in connection with transition away from LIBOR as a benchmark reference rate. See “Risk Factors—The Replacement of LIBOR With an Alternative Reference Rate May Result in an Overall Increase to Borrowing Costs or Cause Other Disruptions, Which Could Have a Material Adverse Effect on Our Results of Operations, Financial Condition and Cash Flow.” Interest rate changes may affect the value of a loan indirectly (especially in the case of fixed rate obligations) or directly (especially in the case of loans whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed rate loan and falling interest rates will have a positive effect on price. Adjustable rate loans also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other factors). Interest rate sensitivity is generally more pronounced and less predictable in loans with uncertain payment or prepayment schedules.

The Fund is Subject to Risks Relating to Developments in the Leveraged Loan Market. The global economy has been affected for a number of years by the crisis in the credit markets initially caused by problems in the U.S. subprime residential mortgage loan market and, in the United States, a slow recovery thereafter. The global economy is still being negatively affected by, among other things, certain national deficits and sovereign debt levels incurred before or during the credit crisis and the recent and possible future increase thereof as a result of the COVID-19 outbreak. Among the sectors of the global credit markets that experienced particular difficulty during the credit crisis were the collateralized debt obligations and leveraged finance markets. There is no assurance that such markets may not experience similar difficulties in the future. There continues to exist significant risks for the Fund and shareholders as a result of uncertain or volatile economic conditions. These risks include, among others, (i) the likelihood that it may be more difficult to sell any of the Fund’s assets in the secondary market, thus rendering it more difficult to dispose of such assets, (ii) the possibility that the price at which the Fund’s assets can be sold by the Fund will have deteriorated from their effective purchase price, (iii) the illiquidity of the Common Shares, as there is currently little or no secondary trading in equity securities issued in connection with entities such as the Fund and none is expected to develop, and (iv) the possibility of a recession or other economic downturn affecting obligors. All of these risks may affect the returns on the Common Shares to shareholders and the ability of shareholders to realize their returns. The Fund’s assets will primarily consist of Portfolio Loans to middle market companies that may be particularly susceptible to economic slowdowns or recessions and may be unable to make scheduled payments of interest or principal on their borrowings during these periods. See “Risk Factors—Risks Relating to Portfolio Loans—Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks.” The volume of leveraged loans that are available for acquisition by the Fund may vary from time to time. As a result, opportunities for the Fund to acquire such assets may be limited. This is also likely to heighten refinancing risk in respect of maturing loans. In addition, obligors on loans may be more likely to exercise any rights they may have to redeem or refinance such loans when interest rates or spreads are declining. These additional risks may affect the returns on the Common Shares to shareholders and could further slow, delay or reverse an economic recovery and cause a further deterioration in loan performance generally.

Future crises may have a negative impact on the economic conditions in the affected jurisdictions. Any slowdown in growth or commencement of a recession in such economies as a result thereof has had and in the future is expected to have an adverse effect on the ability of consumers and businesses to repay or refinance their existing debt. Adverse macroeconomic conditions may adversely affect the rating, performance and the realization value of the loans. It is possible that the loans will experience higher default rates than anticipated and that performance will suffer.

As a result of the credit crisis, some leading global financial institutions were forced into mergers with other financial institutions, have been partially or fully nationalized or became bankrupt or insolvent. The bankruptcy or insolvency of a major financial institution may have an adverse effect on the Funds, particularly if such financial institution is the administrative agent of one or more Portfolio Loans, a seller of a participation interest therein, or is the agent or lender under a credit facility financing to the Fund. In addition, the bankruptcy, insolvency or financial distress of one or more additional financial institutions, or one or more sovereigns, may trigger additional crises in the global credit markets and overall economy which could have a significant adverse effect on Fund assets and the Common Shares.

Although the leveraged finance and CLO markets have made significant recoveries from the adverse impact of the recent credit crisis, there can be no assurance that the leveraged finance and CLO markets will not be adversely impacted by future economic downturns or market volatility.

The Fund is Subject to Risks Relating to Competition and Availability of Suitable Investments. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established in order to implement investment strategies in leveraged loans including BDCs, leveraged loan finance companies, CLO vehicles and private funds and separately managed accounts similar to the Fund. While the precise effect cannot be determined, such increase may result in greater competition for investment opportunities, which may result in a decrease in the number of opportunities that the Adviser is able to pursue on behalf of the Fund, or in increased price volatility with respect to such opportunities. Prospective investors should understand that the Fund will compete with other investment vehicles, as well as institutional investors and commercial banking firms that have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to the Fund. In addition, competitors may have incurred, or may in the future incur, leverage to finance their debt investments at levels or on terms more favorable than those available to the Fund. As a result of this competition, the Fund may not be able to take advantage of attractive investment opportunities from time to time, and the Adviser can offer no assurance that it will be able to identify and make investments that are consistent with the investment objective of the Fund.

In some cases, the Adviser’s indirect owners invest in Portfolio Loans that are suitable for the Fund. Such indirect owners could invest indirectly alongside the Fund and other clients of the Adviser or the Adviser’s affiliates through their interest in the Antares Balance Sheet or could seek to invest either in concert with, or independently of, the Fund and other clients of the Adviser or the Adviser’s affiliates. In cases where the Adviser’s indirect owners pursue an opportunity independently, the Fund could, but will not necessarily, also pursue such opportunity.

It is Anticipated that All or Most of the Portfolio Loans will be Sourced by Antares Parties. Except to the extent otherwise permitted by the Fund’s investment criteria, since it is anticipated that all or most of the Portfolio Loans will be sourced through the Antares Platform, the Fund will be relying on the performance of the loan origination business of the Antares Platform and the relevant Antares Parties in general for both the types of Portfolio Loans and the quality of such Portfolio Loans, and for other related services including, without limitation, access to market deal flow, credit diligence and portfolio administration, accounting, tax, human resources, information technology and legal/compliance support. Therefore, a decline in the business and other business activity of the Antares Platform or the relevant Antares Parties could have adverse consequences for the Fund and the shareholders. There can be no assurance that the Antares Platform or the relevant Antares Parties will source loans of equal or better quality than those sourced by them in the past. If the Antares Platform or one or more of such relevant Antares Parties suffers from a decline in business, or loosens its credit standards, the loans sourced thereby may suffer in credit quality. In order to maintain levels of business activity and/or profitability, the Antares Platform or the relevant Antares Parties may make concessions to obligors on loans. In addition, there is no assurance that the Antares Parties will continue to source loans that fit the Fund’s investment strategy or originate them in the same volume. Under such circumstances the size or performance of the Fund’s portfolio could be expected to be adversely affected.

Significant conflicts of interest will arise from the Fund acquiring all or most of the Portfolio Loans in this manner. See “Conflicts of Interest.”

Certain Portfolio Loans Could be Based on Recurring Revenues and Not Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”). Certain of the Portfolio Loans could be in large part underwritten based on projections and assumptions related to the growth or increase in services, adoption or entry into new markets and an assumed growth in recurring revenue, as well as assumptions related to spending to support such growth. The obligors of these Portfolio Loans may have low or negative EBITDA. If the projections and assumptions made with respect to the growth of any such obligor’s revenues or expenditures are inconsistent with such obligor’s actual performance, such Portfolio Loans may be subject to greater risks than Portfolio Loans for which the obligor has higher EBITDA.

Ratings and/or Credit Estimates are Not a Guarantee of Quality. Credit ratings and/or credit estimates of assets represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of quality or performance. A credit rating or a credit estimate is not a recommendation to buy, sell or hold assets and may be subject to revision or withdrawal at any time by the assigning rating agency. If a credit rating or credit estimate assigned to any Portfolio Loan is lowered for any reason, no party is obligated to provide any additional support or credit enhancement with respect to such Portfolio Loan. Rating agencies attempt to evaluate the relative future creditworthiness of an obligation and do not address other risks, including, but not limited to, the likelihood of principal prepayments (both voluntary and involuntary), liquidity risk, market value or price volatility; therefore, credit ratings or credit estimates do not fully reflect the true risks of an investment in the related asset. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an obligor’s current financial condition may be better or worse than a rating indicates. Further, rating agencies may change credit rating or credit estimate methodologies. Consequently, credit ratings or credit estimates of any Portfolio Loan should be used only as a preliminary indicator of perceived investment quality and should not be considered a reliable indicator of actual investment quality. Credit ratings or credit estimates of Portfolio Loans included in the Fund’s direct or indirect portfolio or of other loans similar to the Portfolio Loans may be subject to significant or severe adjustments downward. Credit rating or credit estimate reductions or withdrawals may occur for any number of reasons and may affect numerous assets at a single time or within a short period of time, which may have material adverse effects upon the Fund’s investments in Portfolio Loans.

Loans to middle market companies generally will not have a public rating, although some loans may have private ratings and/or credit estimates assigned by, or obtained pursuant to the methodology of, a nationally recognized statistical rating agency. A credit estimate is not identical to a credit rating, and may be assigned using a more limited analysis, based on public information or information supplied by the party requesting the credit estimate. Disclosure of private ratings and/or credit estimates, if any are available, is restricted and any such ratings or estimates are not expected to be disclosed to the Fund.

The Fund is Subject to Risks Relating to the Impact of Uninvested Cash Balances. To the extent the Adviser on behalf of the Fund maintains cash balances (such as cash balances to fund revolving loans) or reserves or holds such amounts in temporary investments instead of investing in higher yielding Portfolio Loans or paying down related credit facilities incurred directly or indirectly thereby with respect to the Portfolio Loans, portfolio income will be reduced which will result in reduced amounts available to the Fund for its return on investment. In addition, temporary investments could also suffer losses. The extent to which the cash balances of the Fund remain uninvested in Portfolio Loans will be subject to a variety of factors, including among others future market conditions, and is difficult to predict.

The Composition and Characteristics of the Portfolio Loans will Change over Time. The characteristics of the Portfolio Loans held by the Fund will change as a result of the acquisitions and sales of Portfolio Loans by the Fund. The characteristics of the Portfolio Loans will also change over time as a result of scheduled amortization, prepayments, the amount of draws, repayments and termination of revolving Portfolio Loans, extensions, waivers, modifications, restructuring, work-outs, delinquencies and defaults on Portfolio Loans. There can be no assurance that the portfolio of Portfolio Loans directly or indirectly owned by the Fund will have any particular characteristics at any time and the decision to buy Portfolio Loans or to sell Portfolio Loans will have a significant impact on those characteristics.

The Fund is Currently Operating in a Period of Capital Markets Disruption, Significant Volatility and Economic Uncertainty. The global capital markets are experiencing a period of disruption and instability resulting in increasing spreads between the yields realized on riskier debt securities and those realized on risk-free securities, lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the re-pricing of credit risk in the broadly syndicated market. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations. Highly disruptive market conditions have resulted in increasing volatility and illiquidity in the global credit, debt and equity markets generally. The duration and ultimate effect of such market conditions cannot be accurately forecasted. Extreme uncertainty regarding economic markets is resulting in declines in the market values of potential investments and declines in the market values of investments after they are made or acquired by the Fund and affecting the potential for liquidity events involving such investments or portfolio companies. During periods of market disruption, portfolio companies may be more likely to seek to draw on unfunded commitments the Fund has made, and the risk of being unable to fund such commitments is heightened during such periods. Applicable accounting standards require the Fund to determine the fair value of its investments as the amount that would be received in an orderly transaction between market participants at the measurement date. While most of the Fund’s investments are not publicly traded, as part of the Fund’s valuation process the Fund considers a number of measures, including comparison to publicly traded securities. As a result, volatility in the public capital markets can adversely affect the Fund’s investment valuations.

Various social and political tensions around the world may contribute to increased market volatility, may have long-term effects on the worldwide financial markets and may cause further economic uncertainties worldwide. In particular, the consequences of the conflict between Russia and Ukraine and the conflict in the Middle East, including international sanctions, the potential impact on inflation and increased disruption to supply chains and a potential global recession may impact portfolio companies. Because Russia is a major exporter of oil and natural gas, the invasion and related sanctions have reduced the supply, and increased the price, of energy, which is accelerating inflation and may exacerbate ongoing supply chain issues. There is also the risk of retaliatory actions by Russia against countries which have enacted sanctions, including cyberattacks against financial and governmental institutions, which could result in business disruptions and further economic turbulence. Such consequences also may increase the Fund’s funding cost or limit its access to the capital markets.

A prolonged period of market illiquidity may cause the Fund to reduce the volume of loans and debt securities originated and/or fund and adversely affect the value of the Fund’s portfolio investments, which could have a material and adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

Risks Relating to Portfolio Loans [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Risks Relating to Portfolio Loans

Non-Investment Grade Loans to Middle Market Companies Involve Particular Risks. The Portfolio Loans will consist primarily of non-investment grade loans to middle market companies or participation interests therein, which are subject to liquidity, market value, credit, repricing, default, recovery, interest rate, reinvestment and other risks. The Portfolio Loans are generally considered to be subject to greater risks than investment grade corporate obligations and will be less liquid than both investment grade corporate obligations and broadly syndicated loans. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of Portfolio Loans. There can be no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value and returns of the Portfolio Loans or will be able to acquire on behalf of the Portfolio Loans that will generate sufficient returns to meet the Fund’s or the shareholders’ expectations.

Prices of the Portfolio Loans may be volatile, and will generally fluctuate due to a variety of factors that are inherently difficult to predict, including but not limited to changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the obligors of the Portfolio Loans. In particular, the market for non-investment grade loans has experienced periods of volatility in the supply and demand for such loans, resulting in fluctuations and changes in, among other things, spreads, interest rate floors, purchase discounts, leverage, covenants, structure, and other terms. Additionally, loans and participation interests in loans generally have significant liquidity and market value risks because they are not generally traded in organized exchange markets but are traded by banks and other institutional investors in privately negotiated transactions. Because loans are privately syndicated and loan agreements are privately negotiated and customized, loans are not purchased or sold as easily as publicly traded securities. In addition, historically the trading volume in the loan market, especially in the middle market, has been small relative to both the high-yield debt securities market and the broadly syndicated loan market. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans issued by larger companies.

All or a significant majority of the Portfolio Loans are expected to consist of loans to middle market companies. Although middle market loans share many of the same characteristics as more broadly syndicated loans, including a senior secured position in the obligor’s capital structure and floating rate interest payments, loans to middle market companies tend to be less widely held and are not often publicly rated. Loans to middle market companies may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade corporate obligations. As a result, the Portfolio Loans will be subject to greater risks than broadly syndicated loans entered into by larger companies.

Because a more limited number of investors invest in loans to middle market companies, the trading volume for such loans is relatively illiquid as compared to that of broadly syndicated loans. In addition, investors who invest in middle market loans typically invest in unitranche loans in middle market companies, the trading volume of which is likely to be relatively illiquid as compared to that of more traditional senior secured loans to middle market companies. In addition, the trading market for Portfolio Loans that are revolving loans is substantially less liquid than that for term loans since certain loan market investors are not permitted to, or prefer not to, invest in revolving loans. Furthermore, there are typically restrictions on transfers of Portfolio Loans under the related loan facility documents and, if the Portfolio Loan is a participation interest, there may be additional restrictions on transfer under the related participation agreement. The illiquidity of the Portfolio Loans may restrict the ability of the Fund (or the Adviser on its behalf) to dispose of such Portfolio Loans in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.

A non-investment grade middle market loan or participation interest therein is generally considered speculative in nature and may experience defaults for a variety of reasons. A middle market loan may become subject to either substantial workout negotiations or a restructuring, which may entail, among other things, a substantial reduction in the interest rate, a substantial write-down of principal, deferral of payment, payments-in-kind of interest, and a substantial change in the terms, conditions and covenants with respect to such loan. In addition, such negotiations or restructuring may be quite extensive, protracted and costly over time, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such loan. The liquidity of a loan in default will be limited, and to the extent that a defaulted loan is sold, it is highly unlikely that the proceeds from such sale will be equal to the amount of unpaid principal and interest thereon. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced on the Portfolio Loans and an increase in default levels or a decrease in recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Non-investment grade loans to middle market businesses may carry more inherent risks than non-investment grade loans to larger, publicly traded entities. For example, middle market borrowers generally are not publicly traded entities and have significantly less publicly available information about them compared to publicly traded entities. These middle market companies generally have more limited access to capital and higher financing costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from their respective private equity sponsors, public capital markets or from traditional sources, such as commercial banks. Non-investment grade and middle market borrowers may be highly leveraged, which may cause them to be more likely to be unable to meet their obligations in an economic downturn, a period of rising interest rates, a contraction of the leveraged loan market or a period of fluctuating exchange rates (in respect of those obligors located outside of the United States). Middle market businesses typically have narrower product lines and smaller market shares than large businesses. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Middle market businesses may have more difficulties implementing enterprise resource plans and may face greater challenges integrating acquisitions than large businesses. These businesses may also experience substantial variations in operating results. Typically, the success of a middle market company also depends on the management talents and efforts of one or two individuals or a small group of individuals. The death, disability or resignation of one or more of these individuals could have a material adverse impact on such middle market company and its ability to repay its obligations. A deterioration in a middle market obligor’s financial condition and prospects may cause it to fail to satisfy net income, cash flow and other coverage tests typically imposed by lenders and may be accompanied by deterioration in the collateral securing the Portfolio Loan. Such deterioration may impair the ability of such obligor to obtain refinancing, force it to seek to have its Portfolio Loan restructured or result in a defaulted Portfolio Loan.

In addition, middle market businesses often need substantial additional capital to expand or compete and will often have borrowed money from other lenders and may need additional capital to survive any economic downturns. Accordingly, loans made to middle market companies involve higher risks than loans made to companies that have larger businesses, greater financial resources or are otherwise able to access traditional credit sources. In addition, while a private equity sponsor often will provide additional capital to support their middle market portfolio companies in times of distress, such practice may not continue or may continue to a lesser extent. Default levels or the amount or timing of recoveries that may be experienced on the Portfolio Loans are uncertain. Any event of default and acceleration of a loan or decrease in recoveries or delay in receipt of recoveries would be expected to adversely affect the returns of the Fund in respect of the Portfolio Loans.

Investing in Term Loans, Delayed Draw Term Loans or Revolvers Involves Certain Risks. The Fund may invest in a variety of different types of debt, including but not limited to term loans, delayed draw term loans and/or revolving loans. A term loan is a loan that has a specified repayment schedule. A delayed draw term loan is a loan that typically permits the borrower to withdraw predetermined portions of the total amount borrowed at certain times. A revolving credit facility differs from a delayed draw term loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed draw term loans and revolving credit facilities usually provide for floating or variable rates of interest. If the Fund enters into or acquires a commitment with a borrower regarding a delayed draw term loan or a revolver, the Fund will be obligated on one or more dates in the future to lend the borrower monies (up to an aggregate stated amount) if called upon to do so by the borrower. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed draw term loans and revolvers may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Loan Prepayments May Affect the Ability of the Adviser to Invest Available Funds in Appropriate Portfolio Loans. Loans are generally prepayable in whole or in part at any time at the option of the obligor thereof at par plus accrued unpaid interest thereon. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that Portfolio Loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. In addition, certain Portfolio Loans may include excess cash flow capture and other mandatory prepayment provisions, which may accelerate the amortization of the applicable Portfolio Loan. Any inability of the Adviser (if it is permitted to reinvest such funds on behalf of the Fund) to reinvest payments or other proceeds in Portfolio Loans with comparable interest rates may adversely affect the returns of the Fund in respect of the Portfolio Loans. There is no assurance that the Adviser will be able to reinvest proceeds in Portfolio Loans with comparable interest rates or as to the length of any delays before such investments are made.

The rate of prepayments, amortization and defaults may be influenced by various factors including, among other things: (i) changes in obligor performance and requirements for capital; (ii) the level of interest rates and the shape of the yield curve; (iii) lack of credit being extended and/or the tightening of credit underwriting standards in the commercial lending industry and supply and demand economics in capital markets; and (iv) the overall economic environment.

The Adviser cannot predict the actual rate of prepayments, accelerated amortization or defaults which will be experienced with respect to the Portfolio Loans.

Lender Liability Considerations and Equitable Subordination can Affect the Fund’s Rights with Respect to Portfolio Loans. A number of judicial decisions in the United States have upheld judgments of obligors against lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing owed to the obligor or has assumed an excessive degree of control over the obligor resulting in the creation of a fiduciary duty owed to the obligor or its other creditors or shareholders. Because of the nature of the portfolio of Portfolio Loans, the Fund could become directly or indirectly subject to allegations of lender liability individually or as part of a group of lenders and could also be liable for pro rata liabilities of the agent or lead lender.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a holder of debt (i) intentionally takes an action that results in the undercapitalization of an obligor to the detriment of other creditors of such obligor, (ii) engages in other inequitable conduct to the detriment of such other credits, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors, or (iv) uses its influence as a stockholder to dominate or control an obligor to the detriment of other creditors of such obligor, a court can elect to subordinate the claim of the offending holder of debt to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” Because of the nature of the portfolio of Portfolio Loans held by the Fund, the portfolio of Portfolio Loans could be subject to claims of equitable subordination.

Moreover, because the Fund and affiliates of, or persons related to, the Adviser and its affiliates could hold an equity investment or other interests in portfolio companies to which the Fund has made a Portfolio Loan, generally will act as the loan agent with respect to the related loan facility, could be registered title owner and seller of a participation interest in such loan investment and/or generally will hold related loans and/or equity investments, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity investment or other holdings or activities of the Adviser and its affiliates.

The preceding discussion is based upon principles of United States federal and state laws. As to Portfolio Loans that are obligations of non-United States obligors, the laws of certain foreign jurisdictions could impose liability upon lenders under factual circumstances similar to those described above, with consequences that could, but will not necessarily be, analogous to those described above.

Balloon Loans Present Refinancing Risk. The Portfolio Loans will include loans to middle market companies or participation interests therein that are balloon loans. Balloon loans involve a greater degree of risk than other types of loans because they are structured to allow for small principal payments over the term of the loan, requiring the obligor to make a large final (balloon) payment upon the maturity of the loan. The ability of such obligor to make this final payment upon the maturity of the loan typically depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of any obligor to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such obligor or at all, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Given their relative size and limited resources and access to capital, some obligors may have difficulty in repaying or refinancing their balloon loans on a timely basis or at all. Consequently, such obligors of Portfolio Loans that are balloon loans may not have the ability to repay such Portfolio Loans at maturity, and under such circumstances the Fund could lose all or most of the principal of such Portfolio Loans.

The Fund will Have Limited Consent and Control Rights with Respect to the Loan Facilities of Which the Portfolio Loans Are a Part. As a lender in a loan facility that has multiple lenders, the Fund will have limited consent and control rights, and such rights may not be effective in view of the expected proportion of such obligations held thereby as compared to the other lenders. In all instances, the Fund will own less than a majority of the related loan(s) of which the Portfolio Loans are a part and will not control decision making by the required lenders under the related credit facility documents except to the extent that such documents require the consent of all lenders. If the consent of all lenders is required to a modification, most credit facility documents provide that the loan of any lender failing to so consent may be redeemed by the obligor or purchased by an existing or new lender, in either such case at par together with accrued interest. If the Fund is a non-consenting lender, the related Portfolio Loan may be sold under such circumstances and there can be no assurance that the Adviser will be permitted or able to redeploy any sale or redemption proceeds received in connection therewith in Portfolio Loans having the same or a better yield or average life as any such Portfolio Loan so prepaid or sold, or at all, which may adversely affect the Fund’s expected return. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such loans or an Antares Party is interested in maintaining a performing loan as part of the Antares Direct Holdings and good business relations with the related obligor and its sponsor (as opposed to having a competitor in the loan market provide the desire loan to the obligor), they may act in their own interests in connection therewith without considering the interests of the Fund. See “Risk Factors – Risks Relating to Portfolio Loans – The Fund is Subject to Risks Related to Repricing” and “Conflicts of Interest.”

Except as otherwise expressly provided herein and in any portfolio credit facility, as applicable, the Adviser will direct the exercise and enforcement, or direct the Fund to refrain from exercising and enforcing, any or all of its rights and remedies in connection with the Portfolio Loans or any related loan documents and will direct consents or rejections of amendments or waivers of the terms of any Portfolio Loan and related loan documents and any workouts or restructuring in accordance with the Adviser’s investment management practices and the Fund will not otherwise have any right to compel the Adviser to take or refrain from taking any actions. The Adviser will be subject to certain conflicts of interest, as described in “Conflicts of Interest” below.

Agency Provisions with Respect to the Portfolio Loans Could Impair Enforcement Actions Against the Collateral Securing the Portfolio Loans and Expose the Fund to Losses on the Portfolio Loans; The Fund Might Not Have the Ability to Control Decisions with Respect to Portfolio Loans. The Portfolio Loans are expected to consist primarily of agented loans. Under the loan documents with respect to agented loans, a financial institution or other entity may be designated as the administrative agent, loan agent and/or collateral agent or a person acting in a similar capacity. Under these arrangements, the obligor typically grants a lien to the collateral agent on behalf of the lenders and the obligor makes payments to the administrative agents, which distributes obligor payments to the related lenders including the Fund. Such administrative agent may also collect advances made by the lenders and pays them over to the obligor in connection with the closing of the related Portfolio Loan and thereafter with respect to advances on revolving loans and delayed draw loans. Such administrative agents typically receive such payments into and distribute them from a commingled account. Certain decisions with respect to the related Portfolio Loan may be made by the administrative agent on behalf of the lenders under the related loan documents. An Antares Party is expected to be the administrative agent with respect to most or all of the Portfolio Loans, subject to the terms of the related loan documents, which gives rise to certain conflicts of interest.

Risks related to agented loans include the possibility that a loan agent may become bankrupt or insolvent. Such an event would delay, and possibly impair, any enforcement actions undertaken by the related lenders such as the Fund, including attempts to realize upon the collateral securing the Portfolio Loan and/or directing the applicable agent to take actions against the related obligor or the collateral securing a Portfolio Loan and taking actions to realize on proceeds or payments made by obligor that are in the possession or control of such agent. In addition, agented Portfolio Loans typically allow for agents to resign with certain advance notice. Such Portfolio Loans may not, however, contain provisions for the lenders to remove agents thereunder. Therefore, under circumstances where removal of an agent would be in the best interests of the lenders (including the Fund), the applicable loan documents would have to be amended by the lenders holding the requisite amount of the associated indebtedness with the agreement of one or more agents (which may not be forthcoming) to remove an agent thereunder. Further, if an agented loan is a revolving loan or a delayed draw loan, there is the possibility of other lenders failing to satisfy their funding commitment, which could result in a dispute. Any such actions could expose the Fund to losses with respect to the related Portfolio Loan.

The Fund is Subject to Risks Relating to Borrower Fraud. There is a risk of material misrepresentation or omission on the part of the borrower. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the loan. The Adviser cannot guarantee the accuracy or completeness of representations made by and information provided by borrowers.

The Fund is Subject to Collateral Risk. The collateral and security arrangements in relation to such secured obligations as the Fund may invest in will be subject to such security or collateral having been correctly created and perfected and any applicable legal or regulatory requirements that may restrict the giving of collateral or security by an obligor, such as, for example, thin capitalization, over-indebtedness, financial assistance and corporate benefit requirements. If the Portfolio Loans do not benefit from the expected collateral or security arrangements, this may adversely affect the value of or, in the event of default, the recovery of principal or interest from such Portfolio Loans held by the Fund. Accordingly, any such a failure to properly create or perfect collateral and security interests attaching to the Portfolio Loans could have a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares. A component of the Adviser’s analysis of the desirability of acquiring a given Portfolio Loan relates to the estimated residual or recovery value of such investments in the event of the insolvency of the obligor. This residual or recovery value will be driven primarily by the value of the anticipated future cash flows of the obligor’s business and by the value of any underlying assets constituting the collateral for such Portfolio Loan. The anticipated future cash flows of the obligor’s business and the value of collateral can, however, be extremely difficult to predict as in certain circumstances market quotations and third party pricing information may not be available. If the recovery value of the collateral associated with the Portfolio Loans held by the Fund decreases or is materially worse than expected by the Adviser, such a decrease or deficiency may affect the value of the Portfolio Loans held by the Fund. Accordingly, there may be a material adverse effect on the performance of the Fund, and, by extension, the Fund’s financial condition, results of operations and the value of the Common Shares.

Investing in “Covenant-Lite” Loans Involves Certain Risks. Certain of the Portfolio Loans may be “covenant-lite loans,” which contain limited, if any, financial covenants. Generally, covenant-lite loans either do not require the obligor to maintain debt service or other financial ratios or do not contain common restrictions on the ability of the obligor to change significantly its operations or to enter into other significant transactions that could affect its ability to repay such loans. Ownership of covenant-lite loans may expose the Fund to different risks, including with respect to liquidity, price volatility and ability to restructure loans than is the case with loans that have such requirements and restrictions. As a result of the ownership of covenant-lite loans, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the returns of the Fund in respect of the Portfolio Loans.

Investing in Senior Secured Loans Subordinated in Right of Payment Involves Certain Risks. The Fund may invest in second lien loans, each of which will be secured by a pledge of collateral, but which is subordinated (with respect to liquidation preferences with respect to pledged collateral) to other secured obligations of the obligors secured by all or a portion of the collateral securing such second lien loan. Second lien loans are typically subject to intercreditor arrangements, the provisions of which can prohibit or restrict the ability of the holder of a second lien loan to (i) exercise remedies against the collateral with respect to their second liens; (ii) challenge any exercise of remedies against the collateral by the first lien lenders with respect to their first liens; (iii) challenge the enforceability or priority of the first liens on the collateral; and (iv) exercise certain other secured creditor rights, both before and during a bankruptcy of the obligor. In addition, during a bankruptcy of the obligor, the holder of a second lien loan might not be required to give advance consent to (a) any use of cash collateral approved by the first lien creditors; (b) sales of collateral approved by the first lien lenders and the bankruptcy court, so long as the second liens continue to attach to the sale proceeds; and (c) debtor-in-possession financings.

A portion of the Portfolio Loans may consist of first-lien last-out loans (including, without limitation, the “last out” portion of unitranche loans). A first-lien last-out loan is a loan that may be fully subordinated in right of payment or application of proceeds (other than permitted interest and principal payments) to the related senior secured loans of the same obligor until related senior secured loans are paid in full.

A portion of the Portfolio Loans may consist of senior secured loans that have a first lien on the related obligor’s assets and where the related obligor has a super-priority revolving or term loan facility that will, in a default scenario, be paid prior to such Portfolio Loan. For such Portfolio Loans, if the super-priority revolving or term loan facility provides significant leverage to the obligor, then the risks relating to the Fund’s lien on the obligor’s assets may be similar to the risks relating to second lien loans. In such cases, the creditors holding the super-priority revolving or term loan facility will have a senior priority over Portfolio Loans with respect to the related obligor’s assets. To the extent that an Antares Party, any joint venture in which an Antares Party participates or any other person owns portions of such super-priority loans, they may act in their own interests in connection therewith without considering the interests of the Fund.

Liens Arising by Operation of Law may Take Priority over the Fund’s Liens on an Obligor’s Underlying Collateral and Impair the Fund’s Recovery on a Portfolio Loan in the Event of a Default or Foreclosure on that Portfolio Loan. Federal or state law may grant liens on the collateral (if any) securing a Portfolio Loan that have priority over the lien for the benefit of the lenders on such collateral. An example of a lien arising under federal or state law is a tax or other government lien on property of an obligor. A tax lien may have priority over the lien for the benefit of the lenders on such collateral. To the extent a lien having priority over the lien for the benefit of the lenders exists with respect to the collateral related to any Portfolio Loan, the lien for the benefit of the lenders on the collateral will be subordinate to such lien. If the creditor holding such lien exercises its remedies, it is possible that, after such creditor is repaid, sufficient cash proceeds from the underlying collateral will not be available to pay the outstanding principal amount of such Portfolio Loan.

Insolvency Considerations with Respect to Obligors of Portfolio Loans May Affect the Fund’s Rights. Various laws enacted for the protection of creditors may apply to the Portfolio Loans. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an obligor of a Portfolio Loan, such as a trustee in bankruptcy, were to find that the obligor did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such Portfolio Loan and, after giving effect to such indebtedness, the obligor (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such obligor constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the obligor or to recover amounts previously paid by the obligor in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an obligor would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation or if the present fair saleable value of its assets were then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the obligor was “insolvent” after giving effect to the incurrence of the indebtedness constituting the related Portfolio Loan or that, regardless of the method of valuation, a court would not determine that the obligor was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an obligor of a Portfolio Loan, payments made on such

Portfolio Loan could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under federal bankruptcy law or even longer under state laws) before insolvency.

In general, if payments on Portfolio Loans are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured, either from the initial recipient or from subsequent transferees of such payments. To the extent that any such payments are recaptured from the Fund or any Financing Subsidiary, the returns of the Fund in respect of the Portfolio Loans will be reduced thereby. However, it is likely that avoidable payments could not be recaptured directly from a lender that has given value in exchange for the Portfolio Loan, in good faith and without knowledge that the payments were avoidable. Nevertheless, there can be no assurance that the Fund or any Financing Subsidiary will be able to avoid recapture on this or any other basis.

Restructuring of Portfolio Loans and the Insolvency of the Related Obligor May Have Adverse Effects. The particular restructuring strategy pursued with respect to a Portfolio Loan may not maximize the value of or any recovery on such Portfolio Loan. Any restructuring could alter, reduce or delay the payment of interest or principal from any Portfolio Loan and, as such, could delay the timing and reduce the amount of payments made with respect thereto to the Fund. Restructurings of a Portfolio Loan might result in extensions of its term, which would likely extend the average life of such Portfolio Loan and, in the aggregate, could delay the timing of payments made with respect thereto to the Fund. Any restructuring of a Portfolio Loan may also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility, which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Restructurings of Portfolio Loans or the exercise of remedies with respect thereto that result in the receipt of certain types of equity securities with respect thereto may be required to be held in direct or indirect subsidiaries of the Fund (including entities that engage in investment activities in securities or other assets that are primarily controlled by the Fund) that elect to be treated as corporations for U.S. federal income tax purposes which, to the extent taxes are payable in connection therewith, would reduce income or gain otherwise obtainable therefrom.

The Fund (or the Adviser on its behalf) and/or any Antares Party other than the Adviser may participate on committees formed by creditors to negotiate the management of financially troubled obligors that may or may not be in bankruptcy or may seek to negotiate directly with such obligors with respect to restructuring issues. If the Adviser, on behalf of the Fund, does join a creditors’ committee, the participants of the committee would be interested in obtaining an outcome that is in their respective individual best interests and there can be no assurance of obtaining results most favorable to the Fund in such proceedings. By participating on such committees, the Fund may be deemed to have duties to other creditors represented by the committees, which might expose the Fund to liability to such other creditors who disagree with the Fund’s actions. Furthermore, by participating on such committees, the Fund may be contractually obligated to hold the related Portfolio Loan even if the Adviser, on behalf of the Fund, believes it would be in the best interests of the Fund to sell. In addition, the Adviser, its affiliates or Other Accounts may also have or acquire equity securities or debt obligations of companies who are obligors of Portfolio Loans held by the Fund, and may have interests different from or adverse to those of the Fund with respect to its Portfolio Loans. The Fund and the Adviser and/or its affiliates may be on any such committee representing such different interests, which may result in conflicts of interest as described in “Conflicts of Interest”.

The Fund is Subject to Risks Related to Repricing. If prevailing credit spreads tighten, an obligor of a Portfolio Loan and its private equity sponsor may be incentivized to try to negotiate more favorable pricing and other terms under such Portfolio Loan to better reflect the then current market pricing and terms or may repay the Portfolio Loan and seek alternative financing with other lenders on then-prevailing market pricing and terms. As a result, Portfolio Loans may be repaid prior to their scheduled maturity and may be replaced with other Portfolio Loans with lower pricing or terms less favorable to the Fund or not replaced at all. Alternatively, the existing Portfolio Loans may be modified or amended to provide the Fund with less favorable pricing or terms. The Antares Parties may, and frequently will, have an incentive to agree to such a repricing, modification and/or amendment to retain the loan as part of the Antares Direct Holdings (or, in the case of the Adviser, to retain the loan on the Fund’s balance sheet) and/or strengthen its business relationship with the obligor or the private equity sponsor. In addition, to the extent that an Antares Party (other than the Adviser) holds an equity interest in the related obligor, the Antares Parties (other than the Adviser) may have an incentive to agree to or to propose such a repricing, modification and/or amendment, although since the Antares Parties have in the past acquired and expect in the future to acquire only de minimis equity interests, if any, in some (but not all) obligors or their direct or indirect equity owners, such Antares Parties do not expect any such equity interest in an obligor or any owner thereof to outweigh the significantly larger economic interests of the Antares Parties who are lenders to the obligor. There can be no assurance that Portfolio Loans will be held to maturity or that Portfolio Loans may not be modified or amended to provide lower pricing and other less favorable terms, and in either case that these occurrences will not adversely affect the returns of the Fund. See also “Conflicts of Interest”.

Certain of the Portfolio Loans May be Cross-Collateralized with Other Tranches of Indebtedness Incurred by the Same Obligor and May be Cross-Collateralized with Indebtedness Issued by More Than One Obligor. Cross-collateralization arrangements involving more than one obligor could be challenged as fraudulent conveyances by creditors of the related obligor in an action brought outside a bankruptcy case or, if the obligor were to become a debtor in a bankruptcy case, by the obligor’s representative (or the obligor as debtor-in-possession), U.S. trustee or creditors’ committee.

Among other things, a legal challenge to the granting of the liens may focus on the benefits realized by the related obligor from the applicable Portfolio Loan proceeds, as well as the overall cross-collateralization. If a court were to conclude that the granting of the liens to cross-collateralize a Portfolio Loan was a voidable fraudulent conveyance, such court could subordinate all or part of the pertinent Portfolio Loan to existing or future indebtedness of that obligor, recover payments made under that Portfolio Loan, or take other actions detrimental to the Fund, including, under certain circumstances, invalidating the Portfolio Loan or the Fund’s interest in the collateral securing the cross-collateralized Portfolio Loan.

Furthermore, as a general matter, financial restructurings have increasing complexity because lenders in the banking and capital markets use sophisticated financing techniques to fund lending operations, including loan participations, investment funds, loan funding arrangements and other financing techniques. In the contracts documenting such arrangement, lenders often delegate some or all of their voting rights to other persons providing the funding, which may in turn further delegate such rights and consequently result in further delays to in-court and out-of-court restructurings and exacerbate the risks associated with insolvencies and restructuring.

Bankruptcy of One or More Obligors Could Reduce or Eliminate the Return to the Fund on a Portfolio Loan. There is a significant risk that one or more of the obligors may enter bankruptcy proceedings. Such proceedings may result in, among other things, a substantial reduction in the interest rate and a substantial write down of the principal of the related Portfolio Loans. There are a number of significant risks inherent in the bankruptcy process. First, rulings in a bankruptcy case are the product of adversary proceedings determined by a court with equitable powers, and are beyond the control of specific creditors. Second, a bankruptcy filing may adversely and permanently affect the obligor making such filing. The obligor may lose its market position, key employees, relationships with important suppliers, access to the capital markets or other sources of liquidity and otherwise become incapable of restoring itself as a viable entity. If for this or any other reason a reorganization under the U.S. Bankruptcy Code is converted to or becomes a liquidation, the liquidation value of the obligor may not equal the liquidation value that was believed to exist at the time of purchase of the Portfolio Loan. Third, the duration of a bankruptcy case is difficult to predict. A creditor’s return on investment can be adversely affected by delays while a plan of reorganization is being negotiated, approved by parties in interest and confirmed by the bankruptcy court until it ultimately becomes effective. For example, in general, unsecured creditors’ claims for interest accrued between the bankruptcy filing and a reorganization plan’s consummation are not allowed. Fourth, the administrative costs of the debtor and official committees in connection with the bankruptcy case are frequently high and will be paid out of the debtor’s estate prior to any return to general unsecured creditors. If the bankruptcy case involves protracted or difficult litigation, or turns into a liquidation, substantial assets may be devoted to such administrative costs; a creditor’s costs in monitoring and enforcing its investment also may substantially increase. Certain claims that have priority by law (for example, claims for taxes) also may be significant. Finally, under certain circumstances, creditors’ claims against bankrupt or insolvent entities may be subject to equitable subordination or recharacterization as equity (particularly where the creditor is an insider or otherwise controls the debtor), and transfers made to creditors may be subject to avoidance and disgorgement as preferences or fraudulent conveyances.

Rising Interest Rates May Render Some Obligors Unable to Pay Interest on their Portfolio Loans and Changes in the Interest Rate on a Portfolio Loan May Impact the Fund. The Portfolio Loans will bear interest at floating interest rates. To the extent interest rates increase, periodic interest obligations owed by the related obligors will also increase. As prevailing interest rates increase, some obligors may not be able to make the increased interest payments on Portfolio Loans or refinance their balloon Portfolio Loans, resulting in payment defaults. Any payment default of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility which could have a material adverse effect on the Fund and could results in losses and/or reduced returns to the Fund and the shareholders. Conversely, if interest rates decline, obligors may refinance their Portfolio Loans at lower interest rates which could shorten the average life thereof and reduce the Fund’s expected returns with respect thereto, particularly if the Fund is not then able to directly or indirectly invest in other Portfolio Loans with an equal or greater interest rate and average life. Any bankruptcy or insolvency of an obligor under a Portfolio Loan will also have an adverse effect on its value and/or rating for purposes of various tests and triggers under a related portfolio credit facility which could have a material adverse effect on the Fund and could result in losses and/or reduced returns to the Fund and the shareholders.

In addition, Portfolio Loans may feature interest rates which will vary based on certain financial ratios of the related obligor. The interest rates payable by the obligors under such Portfolio Loans will typically be reduced if the applicable financial ratios of the related obligors improve and, accordingly, an improvement in the financial performance of obligors under these Portfolio Loans would result in a decrease in interest payments thereunder to the Fund. Conversely, the interest rates payable by the obligors under such Portfolio Loans will typically be increased if the applicable financial ratios of the related obligors deteriorate. However, while a deterioration in the financial performance of obligors under these Portfolio Loans would result in an increase in interest payments received by the Fund, increased payment obligations of such obligors could weaken the financial condition of such obligors in the future.

The Fund is Subject to the Risk of Third Party Litigation. The Fund’s investment activities hereunder may subject it to the risks of becoming involved in litigation by third parties. As described above under “Lender Liability Considerations and Equitable Subordination Can Affect the Fund’s Rights with Respect to Portfolio Loans,” this risk may be greater where the Fund or exercises control or significant influence over an obligor’s direction. The expense of defending against claims against the Fund by third parties and paying any amounts pursuant to settlements or judgments would be borne by the Fund (except to the extent the Fund may have a claim against the Adviser under the Advisory Agreement or another applicable agreement) and would reduce the returns of the Fund and the shareholders in respect of the Portfolio Loans.

International Investing Involves Certain Risks. Certain of the Portfolio Loans may consist of obligations of obligors located in non-U.S. jurisdictions. Investing outside the United States may involve greater risks than investing in the United States. These risks may include: (i) less publicly available information; (ii) varying levels of governmental regulation and supervision; and (iii) the difficulty of enforcing legal rights in a foreign jurisdiction and uncertainties as to the status, interpretation and application of laws. Moreover, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Portfolio Loans consisting of obligations of non-U.S. obligors may be subject to various laws enacted in their home countries for the protection of debtors or creditors, which could adversely affect the Fund’s ability to recover amounts owed. These insolvency considerations will differ depending on the country in which each obligor is located. Additionally, international borrowers can also be more exposed to geopolitical risks such as armed conflict or could become subject to sanctions, located in a country that becomes subject to sanctions or have an economic relationship with persons who become subject to sanctions or a country that is, or whose people or companies are, subject to sanctions.

The economies of individual non-U.S. countries also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources, self-sufficiency and balance of payments position. Economic and political distress in any of those countries or regions may be detrimental to the performance of the related Portfolio Loan and may increase the likelihood of financial distress or insolvency of the applicable obligor. In addition, any abandonment of the Euro, a break-up of the EU and/or any individual country leaving the EU could have a negative impact on the obligors domiciled in related countries and could have regulatory consequences that are unknown at this time.

The Fund is Subject to Risks Relating to Licensing Requirements. Certain banking and regulatory bodies or agencies in or outside the United States may require the Fund, the Adviser and/or certain employees of the Adviser to obtain licenses or authorizations to engage in many types of lending activities including the origination of loans. It may take a significant amount of time and expense to obtain such licenses or authorizations and the Fund may be required to bear the cost of obtaining such licenses and authorizations. There can be no assurance that any such licenses or authorizations would be granted or, if granted, whether any such licenses or authorizations would impose restrictions on the Fund. Such licenses or authorizations may require the disclosure of confidential information about the Fund, Fund investors or their respective affiliates, including the identity, financial information and/or information regarding the Fund investors and their officers and trustees. The Fund may not be willing or able to comply with these requirements. Alternatively, the Adviser may be compelled to structure certain potential investments in a manner that would not require such licenses and authorizations, although such transactions may be inefficient or otherwise disadvantageous for the Fund and/or any relevant portfolio company, including because of the risk that licensing authorities would not accept such structuring alternatives in lieu of obtaining a license or authorization. The inability of the Fund or the Adviser to obtain necessary licenses or authorizations, the structuring of an investment in an inefficient or otherwise disadvantageous manner, or changes in licensing regulations, could adversely affect the Fund’s ability to implement its investment program and achieve its intended results.

The Fund is Subject to Risks from Provision of Managerial Assistance and Control Person Liability. The Fund may obtain rights to participate in the governance of certain of the Fund’s portfolio companies. In such instances, the Fund typically will designate board members to serve on the boards of portfolio companies. The designation of representatives and other measures contemplated could expose the assets of the Fund to claims by a portfolio company, its security holders and its creditors, including claims that the Fund is a controlling person and thus is liable for securities laws violations and other liabilities of a portfolio company. The exercise of control over a company may impose additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the Fund might suffer a significant loss. These measures also could result in certain liabilities in the event of the bankruptcy or reorganization of a portfolio company, could result in claims against the Fund if the designated board members violate their fiduciary or other duties to a portfolio company or fail to exercise appropriate levels of care under applicable corporate or securities laws, environmental laws or other legal principles, and could expose the Fund to claims that it has interfered in management to the detriment of a portfolio company. While the Adviser intends to operate the Fund in a way that will minimize the exposure to these risks, the possibility of successful claims cannot be precluded, nor can there be any assurance as to whether laws, rules, regulations and court decisions will be expanded or otherwise applied in a manner that is adverse to portfolio companies and the Fund and the Fund investors.

The Fund is Subject to Risks Relating to Derivatives. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may, directly or indirectly, use various derivative instruments including options contracts, futures contracts, forward contracts, options on futures contracts, indexed securities and swap agreements for hedging and risk management purposes. The Fund also may use derivative instruments to approximate or achieve the economic equivalent of an otherwise permitted investment (as if the Fund directly invested in the loans, claims or securities of the subject issuer) or if such instruments are related to an otherwise permitted investment. The Fund’s use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses that would not occur if such instruments had not been used. The use of derivative instruments may entail risks including, among others, leverage risk, volatility risk, duration mismatch risk, correlation risk and counterparty risk.

The Fund’s Ability to Enter into Transactions Involving Derivatives and Financial Commitment Transactions May be Limited. In August 2022, Rule 18f-4 under the 1940 Act, regarding the ability of a BDC (or a registered investment company) to use derivatives and other transactions that create future payment or delivery obligations (including reverse repurchase agreements and similar financing transactions), became effective. Under the newly adopted rule, BDCs that make significant use of derivatives are subject to a value-at-risk leverage limit, a derivatives risk management program, testing requirements, and requirements related to board reporting. These new requirements will apply unless the BDC qualifies as a “limited derivatives user,” as defined in the rule. Under the new rule, a BDC may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the BDC has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating our asset coverage ratio. The Fund currently operates as a “limited derivatives user,” and these requirements may limit the Fund’s ability to use derivatives and/or enter into certain other financial contracts.

The Fund is Subject to Risks Relating to Publicly Traded Securities. Although not the investment focus of the Fund, the Fund can hold public securities including in circumstances where a portfolio company and/or one of its subsidiaries consummates an initial public offering or is acquired by a special purpose acquisition company (a “SPAC”) while the Fund holds its equity investment or the Fund otherwise receives public securities in connection with an exit transaction or similar event involving an equity investment. Investments in public portfolio companies subject the Fund to risks that could differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, movements in the stock market and trends in the overall economy, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Fund to dispose of such securities at certain times (including due to the possession by the Fund or Adviser of material non-public information), increased likelihood of shareholder litigation against such companies’ board members, which could include Antares personnel, regulatory action by the applicable regulator and increased costs associated with each of the aforementioned risks.

The Fund is Subject to Risks Associated with Investing in Equity. In connection with sourcing of Portfolio Loans, the Fund is permitted to invest in equity securities or options or rights to acquire equity securities of a portfolio company. Investment in equity securities could also arise in connection with the Fund’s debt investment opportunities and may be accompanied by “equity-kickers” or warrants. The Fund could also be forced to accept equity in certain circumstances or could choose to make equity investments in distressed companies, including in connection with restructuring investments in existing portfolio companies. Equity securities generally fluctuate in price more than bonds and can decline in value over short or extended periods. The value of equity securities generally will vary due to, among other factors, changes in a company’s financial condition and in overall market and economic conditions. Investments in equity securities of small or medium-sized market capitalization companies typically have more limited marketability and greater price volatility than the investments in the equity securities of larger companies. In addition, investments in equity can give rise to additional taxes and/or tax risks and the Fund could hold these investments through entities treated as corporations for U.S. federal tax purposes or other taxable structures which can reduce the return from such investments.

If the Fund invests in equity instruments of issuers whose performance diverges from the Adviser’s expectations, or if equity markets generally move in a single direction and the Fund has not hedged against such a general move, losses could result. The Fund also could be exposed to risks that issuers will not fulfill contractual obligations such as, in the case of private placements, registering restricted securities for public resale. In addition, an investment in equity securities could be subject to restrictions and contingencies regarding the terms of an investment. As with other investments that the Fund can make, the value of equity securities held by the Fund could be adversely affected by actual or perceived negative events relating to such securities, the industry, or geographic areas in which a portfolio company operates or the financial markets generally. However, equity securities typically are even more susceptible to such events given their subordinate position in the portfolio company’s capital structure. As such, equity securities generally have greater price volatility than fixed income securities or debt instruments. Equity investments in distressed portfolio companies can also be more likely to experience losses. While diversification among portfolio companies can help to mitigate some of these risks, the Fund is not required to diversify its investments in equity securities and investors should expect fluctuations in the value of equity securities held by the Fund based on market conditions.

The Fund is also permitted to invest in preferred equity securities that are rated in the lower rating categories by various credit rating agencies or, more commonly, in comparable non-rated securities. Securities in the lower rating categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings and comparable non-rated securities in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower rated and comparable non-rated securities, the yields and prices of such securities are likely more volatile than those for higher rated and comparable non-rated securities. The market for lower rated and comparable non-rated securities is thinner, often less liquid and less active than that for higher rated and comparable non-rated securities, which can adversely affect the prices at which these securities can be sold and could even make it impracticable to sell such securities. Preferred securities are subordinated to bonds and other debt securities in a portfolio company’s capital structure in terms of priority for corporate income and liquidation payments. Preferred securities, therefore, will be subject to greater credit risk than those debt securities, but have priority over other types of equity securities. Depending on the features of the particular preferred security, holders could bear the risks disclosed herein regarding equity and/or fixed income securities.

The Fund is Subject to Risks Associated with Investing in Convertible Securities and Warrants. The value of convertible securities and warrants will vary with the movements in the equity market and the performance of the underlying common stock, in particular. The value of such warrants, direct equity investments, and equities received upon conversion of debt instruments is dependent primarily on the success of the applicable portfolio company’s business strategy and the growth of its earnings, but also depends on general economic and equity market conditions. Their value is also affected by adverse portfolio company or market information. With respect to warrants, their value could decrease or be zero (and thus not be exercised) if the market price of the underlying securities remains lower than the specified price at which holders of warrants are entitled to buy such securities, resulting in a loss to the Fund of the purchase price of the warrant (or the embedded warrant price in the case of securities issued with warrants attached). With respect to convertible securities, as with all fixed income securities, the market value of such securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus, might not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. In evaluating a convertible security, the investment teams will give primary emphasis to the attractiveness of the underlying common stock. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the portfolio company to redeem the security, convert it into the underlying stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The warrants, equity securities for which the warrants can be exercised, direct equity investments, and equities received upon conversion of debt instruments generally will be restricted securities that cannot readily be sold for some period of time and could be dependent on SEC registration requirements and marketing efforts required for public offerings that are outside the control of the Adviser. If the value of the equity securities underlying a warrant does not increase above the exercise price during the life of the warrant, the Adviser would permit the warrant to expire unexercised and the warrant would then have no value. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund is Subject to Risks Associated with the Lack of Controlling Equity Interests in a Portfolio Company. Because the Fund does not generally expect to hold controlling equity interests in portfolio companies, the Fund, as a minority equity investor, typically will not be in a position to exercise control over its portfolio companies or to prevent decisions by management or the board of directors of portfolio companies that could decrease the value of the Fund investments. Accordingly, the Fund will be significantly reliant on the existing management and board of directors of such portfolio company and subject to the risk that a portfolio company will make business decisions with which the Adviser disagrees, and the stockholders and management of a portfolio company could take risks or otherwise act in ways that are adverse to the Fund’s interests. Furthermore, the Fund’s equity investments will typically include customary “tag-along” and/or “drag-along” rights that will permit or require the Fund to participate in a sale of its equity investment at such time as the stockholders and management of the relevant portfolio company, not the Adviser, determines. Where practicable and appropriate, it is expected that shareholder rights generally will be sought to protect the Fund’s equity investment. There can be no assurance, however, that such minority equity investor rights will be available, or that such rights will provide sufficient protection of the Fund’s equity investment. Due to the lack of liquidity for the debt and equity investments that the Fund typically expects to hold in portfolio companies and transfer restrictions imposed on such investments, the Fund likely will not be able to dispose of the Fund’s investments in the event the Adviser disagrees with the actions of a portfolio company and could therefore suffer a decrease in the value of the Fund’s investments.

The Fund is Subject to Risks Associated with Follow-On Investments. Following an initial investment in a portfolio company, the Fund could have the opportunity to increase its investment in such portfolio company (such investment opportunity, a “Follow-On Investment”). However, there is no assurance that the Fund will make a Follow-on Investment or that the Fund will have sufficient funds to make all or any such investments. Any decision by the Fund not to make a Follow-On Investment or its inability to make such investments could have a substantial negative impact on a portfolio company in need of such an investment, could represent a lost opportunity for the Fund to increase its participation in a successful portfolio company, could result in the Fund’s equity investment becoming diluted or, in circumstances where the Follow-On Investment is offered at a discount to market value, could result in a loss of value for the Fund.

The Fund is Subject to Risks Arising from Entering into a TRS Agreement. A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. For purposes of computing the Fund’s incentive fee on income and the incentive fee on capital gains, the calculation methodology will look through derivative financial instruments or swaps as if we owned the reference assets directly.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

The Fund is Subject to Risks Associated with Repurchase Agreements. Subject to our investment objective and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

The Fund is Subject to Risks Relating to Securities Lending Agreements. We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, would at least equal 150% (equivalent to $2 of debt outstanding for each $1 of equity) immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objective and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received only in accordance with its investment objective, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

The Fund is Subject to Risks Relating to Volatility in the Banking Sector. Recent bank failures, or near failures, and declines in the share prices other U.S. and non-U.S. banks have resulted in certain banks being placed on “watch lists,” suffering ratings downgrades and/or receiving emergency funding from governments. The impact of the banking sector’s volatility on the financial system and broader economy could be significant. Continued volatility in the banking sector could cause or intensify an economic recession, make it more difficult for the Fund and/or borrowers to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained, and/or have other material adverse effects on the Fund and/or borrowers.

For certain borrowers, a large percentage of their assets are or could be held by a limited number of banks (or even a single bank). Failure of one or more banks used by a borrower could have a material adverse effect on such borrower. Cash, securities or other assets held in deposit accounts or securities accounts at a failed institution could be temporarily inaccessible or permanently lost. In these cases, the U.S. Federal Deposit Insurance Corporation (the “FDIC”) would guarantee balances up to $250,000 per bank but the accountholder would ordinarily be an unsecured creditor with respect to cash balances in excess of $250,000 held at a single bank, and therefore might not ultimately recover any value in excess such amounts.

If a bank that provides a credit facility and/or other services to the Fund or any of its borrowers fails, the Fund or borrower could be unable to draw funds under such credit facilities and might not be able to obtain replacement credit facilities or applicable other services from other lending institutions on a timely basis or on similar terms. If the Fund’s or any of its borrower’s credit facilities and accounts are provided by the same banking institution, and such banking institution fails, or one or more banks used by investors in the Fund or borrower were to fail, the Fund or borrower could be unable to, or limited in its ability to, draw capital which could create significant difficulties in funding any near-term obligations it has in respect of its investments or otherwise. If the banks with which the Fund’s borrowers have depositor or borrowing arrangements were to fail, there would be similar material adverse effects on such borrowers and the Fund. In most cases, the Adviser has no meaningful role in selecting the banks used by borrowers, and must rely on the borrower to select banking services with care. If one or more banks with whom the Fund or any of its borrowers maintains an account were to fail, the receipt and disbursement of funds by and from such account could be delayed or prevented, which could result in a default or other loss, and any deposits above the FDIC threshold could be lost.

The Fund is Subject to Risks Relating to Net Asset Value Financings. Net asset value financing (“NAV financing”) requires that the amount of debt drawn under the facility does not exceed a given percentage of the NAV of the borrowing fund’s underlying investments. The NAV of such investments will fluctuate over time as they are acquired, held and disposed of. Breach of the percentage limits may require that the facility is repaid, or additional collateral (such as cash or liquid securities) posted as security. There can be no assurance that the borrowing fund will be able to meet such demands and the Fund may consequently suffer a loss. The Fund may be reliant on third parties to accurately value the underlying investments and disputes may arise with the borrower should they not agree with such a valuation. Given that NAV financing is often used by borrowers during the mid-life of a fund to add further leverage to their underlying investments, issues may arise where existing third-party leverage already exists at the level of each underlying investment (and those investment-level lenders may therefore be structurally senior to any fund-level leverage).

Risks Relating to Certain Regulatory and Tax Matters [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Risks Relating to Certain Regulatory and Tax Matters

The Fund is Subject to Risks Relating to Regulations Governing the Fund’s Operation as a BDC. The Fund will not generally be able to issue and sell its Common Shares at a price below net asset value per share. The Fund may, however, sell Common Shares, or warrants, options or rights to acquire the Fund’s Common Shares, at a price below the then-current net asset value per share of the Fund’s Common Shares if the Fund’s Board determines that such sale is in the Fund’s best interests, and if investors approve such sale. In any such case, the price at which the Fund’s securities are to be issued and sold may not be less than a price that, in the determination of the Fund’s Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing common shares or senior securities convertible into, or exchangeable for, its common shares, then the percentage ownership of investors at that time will decrease, and investors may experience dilution.

The Fund Must Invest a Sufficient Portion of Assets in Qualifying Assets. The Fund may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of the Fund’s total assets are qualifying assets.

The Fund believes that most of the investments that it may acquire in the future will constitute qualifying assets. However, the Fund may be precluded from investing in what it believes to be attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If the Fund does not invest a sufficient portion of its assets in qualifying assets, it could violate the 1940 Act provisions applicable to BDCs. As a result of such violation, specific rules under the 1940 Act could prevent the Fund, for example, from making follow-on investments in existing portfolio companies (which could result in the dilution of its position) or could require the Fund to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If the Fund needs to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. The Fund may not be able to find a buyer for such investments and, even if a buyer is found, the Fund may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

If the Fund does not maintain its status as a BDC, it would be subject to regulation as a registered closed-end management investment company under the 1940 Act. As a registered closed-end management investment company, the Fund would be subject to substantially more regulatory restrictions under the 1940 Act which would significantly decrease its operating flexibility.

As a Public Company, the Fund is Subject to Regulations Not Applicable to Private Companies, Such as Provisions of the Sarbanes-Oxley Act. Efforts to Comply with Such Regulations will Involve Significant Expenditures, and Non-Compliance with Such Regulations May Adversely Affect the Fund. As a public company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Following the transition period established by rules of the SEC, our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our Common Shares, which is not expected to occur.

The Fund is Subject to Risks Relating to Pay-to-Play Laws, Regulations and Policies. Many states, their subdivisions and associated pension plans have adopted so-called “pay-to-play” laws, rules, regulations or policies which prohibit, restrict or require disclosure of payments to, and/or certain contacts with, certain politicians or officials associated with public entities by individuals and entities seeking to do business with related entities, including seeking investments by public retirement funds in collective investment funds such as the Fund. The SEC also has adopted rules that, among other things, prohibit an investment adviser from providing advisory services for compensation with respect to a government plan investor for two years after the adviser or certain of its executives or employees makes a contribution to certain elected officials or candidates for certain elected offices. If the Adviser or the Adviser’s respective employees or affiliates violate such pay-to-play laws, rules, regulations or policies, such non-compliance could have an adverse effect on the Fund by, for example, providing the basis for the ability of such government-affiliated pension plan investor to cease funding its obligations to the Fund or to withdraw from the Fund.

The Fund is Subject to Risks Arising from Potential Controlled Group Liability. Under certain circumstances it would be possible for the Fund, along with its affiliates, to obtain a controlling interest in certain portfolio companies. This could occur, for example, in connection with a workout of the portfolio company’s debt obligations or a restructuring of the portfolio company’s capital structure. There is a risk that the Fund (along with its affiliates) would be treated as engaged in a “trade or business” for purposes of ERISA or Section 4975 of the Code’s controlled group rules. In such an event, the Fund could be jointly and severally liable for a portfolio company’s liabilities with respect to the underfunding of any pension plans which such portfolio company sponsors or to which it contributes. Any of such liabilities that the portfolio company is not able to satisfy could, thereby, become the responsibility of the Fund, causing it to incur potentially significant, unexpected liabilities for which reserves were not established.

The Fund is Subject to Risks Related to Being an “Emerging Growth Company”. We will be and we will remain an “emerging growth company” as defined in the JOBS Act until the earlier of (a) the last day of the fiscal year (i) in which we have total annual gross revenue of at least $1.235 billion, or (ii) in which we are deemed to be a large accelerated filer, which means the market value of our shares that is held by non-affiliates exceeds $700 million as of the date of our most recently completed second fiscal quarter, and (b) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three- year period. For so long as we remain an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We cannot predict if investors will find our shares less attractive because we will rely on some or all of these exemptions. If some investors find our shares less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the 1933 Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to opt out of the extended transition period for complying with new or revised accounting standards.

The Fund is Subject to Risks Arising from Compliance with the SEC’s Regulation Best Interest. Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonably available alternatives in the best interests of their clients. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have a lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend this offering to retail customers. If Regulation Best Interest reduces our ability to raise capital in this offering, it would harm our ability to create a diversified portfolio of investments and achieve our investment objective and would result in our fixed operating costs representing a larger percentage of our gross income.

Under Regulation Best Interest, high cost, high risk and complex products may require greater scrutiny by broker-dealers and their salespersons before they recommend such products. There are likely alternatives to us that are reasonably available to you, through your broker or otherwise, and those alternatives may be less costly or have lower investment risk. Among other alternatives, listed BDCs may be reasonable alternatives to an investment in our Common Shares, and may feature characteristics like lower cost, less complexity, and lesser or different risks. Investments in listed securities also often involve nominal or zero commissions at the time of initial purchase. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time.

Federal Income Tax Risks [Member]
General Description of Registrant [Abstract]
Risk [Text Block]

Federal Income Tax Risks

The Fund is Subject to RIC Qualification Risks. To obtain and maintain RIC tax treatment under Subchapter M of the Code, we must, among other things, meet annual distribution, income source and asset diversification requirements. If we do not qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

The Fund May Experience Difficulty with Paying Required Distributions. For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Some Investments May be Subject to Corporate-Level Income Tax. We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).

Certain Portfolio Investments May Present Special Tax Issues. We expect to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues. U.S. federal income tax rules are not entirely clear about certain issues related to such investments such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us, to the extent necessary, to distribute sufficient income to preserve our tax status as a RIC and minimize the extent to which we are subject to U.S. federal income or excise tax.

Legislative or Regulatory Tax Changes Could Adversely Affect Investors. At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. The Biden Administration has enacted significant changes to the existing U.S. tax rules that include, among others, a minimum tax on book income and profits of certain multinational corporations, and there are a number of proposals in the U.S. Congress that would similarly modify the existing U.S. tax rules. The likelihood of any new legislation being enacted is uncertain. Any new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our shares or the value or the resale potential of our investments.

The foregoing list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in a Fund. Each prospective shareholder should read this registration statement and consult with its advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Business Contact [Member]
Cover [Abstract]
Entity Address, Address Line One	Antares Capital LP
Entity Address, Address Line Two	320 South Canal Street, Ste 4200
Entity Address, City or Town	Chicago
Entity Address, State or Province	IL
Entity Address, Postal Zip Code	60606
Contact Personnel Name	Michael B. Levitt
Class S Shares [Member]
Other Transaction Expenses [Abstract]
Other Transaction Expense 1 [Percent]	2.00%
Management Fees [Percent]	1.25%
Other Annual Expenses [Abstract]
Other Annual Expense 1 [Percent]	0.85%
Other Annual Expense 2 [Percent]	6.80%
Other Annual Expense 3 [Percent]	1.27%
Total Annual Expenses [Percent]	10.17%
Expense Example, Year 01	$ 102
Expense Example, Years 1 to 3	290
Expense Example, Years 1 to 5	459
Expense Example, Years 1 to 10	$ 810
Class D Shares [Member]
Other Transaction Expenses [Abstract]
Other Transaction Expense 1 [Percent]	2.00%
Management Fees [Percent]	1.25%
Other Annual Expenses [Abstract]
Other Annual Expense 1 [Percent]	0.25%
Other Annual Expense 2 [Percent]	6.80%
Other Annual Expense 3 [Percent]	1.27%
Total Annual Expenses [Percent]	9.57%
Expense Example, Year 01	$ 96
Expense Example, Years 1 to 3	274
Expense Example, Years 1 to 5	437
Expense Example, Years 1 to 10	$ 782
Class I Shares [Member]
Other Transaction Expenses [Abstract]
Other Transaction Expense 1 [Percent]	2.00%
Management Fees [Percent]	1.25%
Other Annual Expenses [Abstract]
Other Annual Expense 2 [Percent]	6.80%
Other Annual Expense 3 [Percent]	1.27%
Total Annual Expenses [Percent]	9.32%
Expense Example, Year 01	$ 93
Expense Example, Years 1 to 3	268
Expense Example, Years 1 to 5	427
Expense Example, Years 1 to 10	$ 770